SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT (NO. 2-56846) UNDER
THE SECURITIES ACT OF 1933		[X]
PRE-EFFECTIVE AMENDMENT NO.		[ ]
POST-EFFECTIVE AMENDMENT NO. 132		[X]
and

REGISTRATION STATEMENT (NO. 811-2652) UNDER THE INVESTMENT COMPANY ACT
OF 1940
AMENDMENT NO. 133		[X]

VANGUARD INDEX FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[x]	on April 12, 2013, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Total Stock Market Index Fund

Supplement to the Prospectus and Summary Prospectus

New Target Index

The board of trustees of Vanguard Total Stock Market Index Fund has approved the adoption of the CRSP US Total Market Index as the new target index for the Fund, replacing the MSCI US Broad Market Index. The board believes that the new index is well-constructed and offers comprehensive coverage of the Fund’s market segment. In addition, Vanguard’s agreement with the new index provider may result in considerable savings to shareholders over time in the form of lower expense ratios.

The Fund is expected to implement the index change sometime over the coming months. To protect the Fund from the potential for harmful “front running” by traders, the exact timing of the index change and portfolio transition will not be disclosed to investors. In the meantime, the Fund will continue seeking to track its current index.

The new index, like the current index, measures the overall stock market, so the investment objective and risks described in the Fund’s current prospectus will not change. The Fund’s new target index could provide different investment returns (either lower or higher) or different levels of volatility than its existing index over any period of time.

The adjustments to the Fund’s portfolio holdings are expected to result in modest, temporary increases in the Fund’s transaction costs and turnover rate. The transition also may cause the Fund to realize taxable capital gains, although the board of trustees believes that any gains realized are likely to be offset by accumulated tax losses. It is important to note that the actual transaction costs, turnover rate, and capital gains will be highly dependent upon a number of factors, including the market environment at the time of the portfolio adjustments.

Additional information about the new target index is available on vanguard.com.

(over, please)

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Securities Prices, and neither the University of Chicago nor its Center for Research in Securities Prices makes any representation regarding the advisability of investing in the funds.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 85A 102012

Vanguard Growth Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Value Index Fund

Supplement to the Prospectuses and Summary Prospectuses

New Target Indexes

The boards of trustees of Vanguard Growth Index Fund, Vanguard Mid-Cap Growth Index Fund, Vanguard Mid-Cap Value Index Fund, Vanguard Small-Cap Growth Index Fund, Vanguard Small-Cap Value Index Fund, and Vanguard Value Index Fund have approved the adoption of new target indexes for each Fund. The boards believe that the new indexes, listed below, are well-constructed and offer comprehensive coverage of the Funds’ respective market segments. In addition, Vanguard’s agreement with the new index provider may result in considerable savings to shareholders over time in the form of lower expense ratios.

Vanguard Fund	Current Target Index	New Target Index
Growth Index Fund	MSCI US Prime Market	CRSP US Large Cap
	Growth Index	Growth Index
Mid-Cap Growth	MSCI US Mid Cap	CRSP US Mid Cap
Index Fund	Growth Index	Growth Index
Mid-Cap Value	MSCI US Mid Cap	CRSP US Mid Cap
Index Fund	Value Index	Value Index
Small-Cap Growth	MSCI US Small Cap	CRSP US Small Cap
Index Fund	Growth Index	Growth Index
Small-Cap Value	MSCI US Small Cap	CRSP US Small Cap
Index Fund	Value Index	Value Index
Value Index Fund	MSCI US Prime Market	CRSP US Large Cap
	Value Index	Value Index

(over, please)

The Funds are expected to implement these changes sometime over the coming months. To protect the Funds from the potential for harmful “front running” by traders, the exact timing of the index changes and portfolio transitions will not be disclosed to investors. In the meantime, the Funds will continue seeking to track their current indexes.

Each new index measures the same market segment as the corresponding current index, so the investment objectives and risks described in each Fund’s current prospectus will not change. A Fund’s new target index could provide different investment returns (either lower or higher) or different levels of volatility than its existing index over any period of time.

The adjustments to each Fund’s portfolio holdings are expected to result in modest, temporary increases in the Fund’s transaction costs and turnover rate. The transition also may cause each Fund to realize taxable capital gains, although the boards of trustees believe that any gains realized are likely to be offset by accumulated tax losses. It is important to note that the actual transaction costs, turnover rate, and capital gains will be highly dependent upon a number of factors, including the market environment at the time of the portfolio adjustments.

Additional information about the new target indexes is available on vanguard.com.

This page intentionally left blank.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Securities Prices, and neither the University of Chicago nor its Center for Research in Securities Prices makes any representation regarding the advisability of investing in the funds.

© 2012 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

PS 85C 102012

Vanguard 500 Index Fund
Prospectus

April 12, 2013

Investor Shares & Admiral™ Shares
Vanguard 500 Index Fund Investor Shares (VFINX)
Vanguard 500 Index Fund Admiral Shares (VFIAX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	21
Investing in Index Funds	6	Purchasing Shares	21
More on the Fund	7	Converting Shares	24
The Fund and Vanguard	12	Redeeming Shares	26
Investment Advisor	12	Exchanging Shares	29
Dividends, Capital Gains, and Taxes	14	Frequent-Trading Limitations	29
Share Price	16	Other Rules You Should Know	31
Financial Highlights	18	Fund and Account Updates	35
		Contacting Vanguard	37
		Additional Information	38
		Glossary of Investment Terms	40

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.14%	0.03%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.17%	0.05%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$17	$55	$96	$217
Admiral Shares	$5	$16	$28	$64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector,

2

category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard 500 Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.97% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.94% (quarter ended December 31, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard 500 Index Fund Investor Shares
Return Before Taxes	15.82%	1.57%	6.99%
Return After Taxes on Distributions	15.47	1.25	6.68
Return After Taxes on Distributions and Sale of Fund Shares	10.75	1.28	6.11
Vanguard 500 Index Fund Admiral Shares
Return Before Taxes	15.96%	1.68%	7.09%
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

4

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

6

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Investor Shares and Admiral Shares. A separate prospectus offers the Fund’s Signal® Shares, which are generally for institutional and financial intermediary investors. In addition, the Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard 500 Index Fund’s expense ratios would be as follows: for Investor Shares, 0.17%, or $1.70 per $1,000 of average net assets;
for Admiral Shares, 0.05%, or $0.50 per $1,000 of average net assets. The average expense ratio for large-cap core funds in 2012 was 1.15%, or $11.50 per
$1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

7

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

8

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2012, was $56.4 billion.

The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including stock futures. The Fund

9

may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to

10

detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes—such as the S&P 500 Index—typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75%, as reported by Morningstar, Inc., on December 31, 2012.

11

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Fund on

12

an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Fund is:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed investment portfolios, including the Fund, since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

13

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

14

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

15

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or

16

regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

17

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2012 with a net asset value (price) of $115.80 per share.
During the year, each Investor Share earned $2.709 per share from investment income (interest and dividends) and $15.56 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $2.699 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $131. , reflecting earnings of $18.269 per share and distributions of $2.699 per share. This was an increase of $15.57 per share (from $115.80 at the beginning of the year to $131.37 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.82% for the year.

As of December 31, 2012, the Investor Shares had approximately $24.8 billion in net assets. For the year, the expense ratio was 0.17% ($1.70 per $1,000 of net assets), and the net investment income amounted to 2.13% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

18

500 Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$115.80	$115.82	$102.67	$83.09 $135.15
Investment Operations
Net Investment Income	2.709	2.246	2.020	2.131	2.443
Net Realized and Unrealized Gain (Loss)
on Investments	15.560	(.020)	13.096	19.553	(51.998)
Total from Investment Operations	18.269	2.226	15.116	21.684	(49.555)
Distributions
Dividends from Net Investment Income	(2.699)	(2.246)	(1.966)	(2.104)	(2.505)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.699)	(2.246)	(1.966)	(2.104)	(2.505)
Net Asset Value, End of Period	$131.37	$115.80	$115.82 $102.67		$83.09
Total Return[1]	15.82%	1.97%	14.91%	26.49% –37.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,821 $25,967		$31,904	$48,313 $38,778
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.18%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.13%	1.92%	1.94%	2.42%	2.16%
Portfolio Turnover Rate[2]	3%	4%	5%	12%	6%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemption of the Fund’s capital shares, including ETF Creation Units.

19

500 Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$115.80	$115.83	$102.67	$83.09	$135.15
Investment Operations
Net Investment Income	2.866	2.391	2.152	2.227	2.534
Net Realized and Unrealized Gain (Loss)
on Investments	15.560	(.031)	13.092	19.556	(52.000)
Total from Investment Operations	18.426	2.360	15.244	21.783	(49.466)
Distributions
Dividends from Net Investment Income	(2.856)	(2.390)	(2.084)	(2.203)	(2.594)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.856)	(2.390)	(2.084)	(2.203)	(2.594)
Net Asset Value, End of Period	$131.37	$115.80	$115.83	$102.67	$83.09
Total Return[1]	15.96%	2.08%	15.05%	26.62% –36.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$59,749	$51,925	$51,438	$28,380	$23,009
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.04%	2.05%	2.53%	2.24%
Portfolio Turnover Rate[2]	3%	4%	5%	12%	6%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemption of the Fund’s capital shares, including ETF Creation Units.

20

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

Account Minimums for Admiral Shares

To open and maintain an account. $10,000. If you request Admiral Shares when you open a new account, but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

21

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

22

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Please note that Admiral Shares generally are not available for:

• SIMPLE IRAs and Individual 403(b)(7) Custodial Accounts or

• Certain retirement plan accounts receiving special administrative services from Vanguard, including Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money

23

orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a

24

nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in a Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in

25

the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs. Please note that mandatory conversions do not apply to ETF Shares.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

26

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

27

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

28

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or

29

exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

30

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may

31

request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

32

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

33

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum initial investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship clients. Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

34

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting

35

redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard 500 Index Fund twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

36

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

37

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
500 Index Fund
Investor Shares	8/31/1976	Yes	500	40	922908108
Admiral Shares	11/13/2000	Yes	500Adm	540	922908710

38

CFA® is a trademark owned by CFA Institute.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard 500 Index Fund particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/ or its third party licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard 500 Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard 500 Index Fund or the timing of the issuance or sale of Vanguard 500 Index Fund or in the determination or calculation of the equation by which Vanguard 500 Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard 500 Index Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

39

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Securities. Stocks, bonds, money market instruments, and other investments.

40

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a current Vanguard shareholder and would
If you would like more information about Vanguard	like information about your account, account
500 Index Fund, the following documents are available	transactions, and/or account statements, please call:
free upon request:
Client Services Department
Annual/Semiannual Reports to Shareholders	Telephone: 800-662-2739 (CREW)
Additional information about the Fund’s investments is	Text telephone for people with hearing impairment:
available in the Fund’s annual and semiannual reports	800-749-7273
to shareholders. In the annual report, you will find a
Information Provided by the Securities and
discussion of the market conditions and investment
Exchange Commission (SEC)
strategies that significantly affected the Fund’s
You can review and copy information about the Fund
performance during its last fiscal year.
(including the SAI) at the SEC’s Public Reference Room
Statement of Additional Information (SAI)	in Washington, DC. To find out more about this public
The SAI provides more detailed information about the	service, call the SEC at 202-551-8090. Reports and
Fund and is incorporated by reference into (and thus	other information about the Fund are also available in
legally a part of) this prospectus.	the EDGAR database on the SEC’s website at sec.gov,
or you can receive copies of this information, for a fee,
To receive a free copy of the latest annual or semiannual
by electronic request at the following e-mail address:
report or the SAI, or to request additional information
publicinfo@sec.gov, or by writing the Public Reference
about the Fund or other Vanguard funds, please visit
Section, Securities and Exchange Commission,
vanguard.com or contact us as follows:
Washington, DC 20549-1520.
The Vanguard Group
Fund’s Investment Company Act file number: 811-02652
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment:
800-749-7273

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 040 042013

Vanguard 500 Index Fund
Prospectus

April 12, 2013

Investor Shares for Participants
Vanguard 500 Index Fund Investor Shares (VFINX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	15
Investing in Index Funds	5	Investing With Vanguard	17
More on the Fund	6	Accessing Fund Information Online	21
The Fund and Vanguard	11	Glossary of Investment Terms	22
Investment Advisor	11
Dividends, Capital Gains, and Taxes	12
Share Price	13

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.14%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.17%

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

2

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard 500 Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.97% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.94% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard 500 Index Fund Investor Shares	15.82%	1.57%	6.99%
Standard & Poor's 500 Index
(reflects no deduction for fees or expenses)	16.00%	1.66%	7.10%

3

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

5

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund‘s Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained on our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard 500 Index Fund Investor Shares’ expense ratio would be 0.17%, or $1.70 per $1,000 of average net assets. The average expense ratio for large-cap core funds in 2012 was 1.15%, or $11.50 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of

6

shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-,

7

and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2012, was $56.4 billion.

The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including stock futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund,

8

the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

9

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes—such as the S&P 500 Index—typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75%, as reported by Morningstar, Inc., on December 31, 2012.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

10

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

11

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Fund is:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed investment portfolios, including the Fund, since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals

12

from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or

13

regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

14

Financial Highlights

The following financial highlights table is intended to help you understand the Investor Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Investor Shares began fiscal year 2012 with a net asset value (price) of
$115.80 per share. During the year, each Investor Share earned $2.709 per share from investment income (interest and dividends) and $15.56 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $2.699 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $131. , reflecting earnings of $18.269 per share and distributions of $2.699 per share. This was an increase of $15.57 per share (from $115.80 at the beginning of the year to $131.37 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.82% for the year.

As of December 31, 2012, the Investor Shares had approximately $24.8 billion in net assets. For the year, the expense ratio was 0.17% ($1.70 per $1,000 of net assets), and the net investment income amounted to 2.13% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

15

500 Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$115.80	$115.82	$102.67	$83.09 $135.15
Investment Operations
Net Investment Income	2.709	2.246	2.020	2.131	2.443
Net Realized and Unrealized Gain (Loss)
on Investments	15.560	(.020)	13.096	19.553	(51.998)
Total from Investment Operations	18.269	2.226	15.116	21.684	(49.555)
Distributions
Dividends from Net Investment Income	(2.699)	(2.246)	(1.966)	(2.104)	(2.505)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.699)	(2.246)	(1.966)	(2.104)	(2.505)
Net Asset Value, End of Period	$131.37	$115.80	$115.82	$102.67	$83.09
Total Return	15.82%	1.97%	14.91%	26.49% –37.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,821 $25,967		$31,904	$48,313 $38,778
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.18%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.13%	1.92%	1.94%	2.42%	2.16%
Portfolio Turnover Rate[1]	3%	4%	5%	12%	6%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemption of the Fund’s capital shares, including ETF Creation Units.

16

Investing With Vanguard

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Processing times for your transaction requests may differ among recordkeepers or among transaction types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing timeframes for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined NAV of the Fund‘s Investor Shares. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper, and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

17

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the

18

intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

No cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller’s authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks.

19

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information
		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
500 Index Fund
Investor Shares	8/31/1976	500	40	922908108

20

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard 500 Index Fund particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/ or its third party licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard 500 Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard 500 Index Fund or the timing of the issuance or sale of Vanguard 500 Index Fund or in the determination or calculation of the equation by which Vanguard 500 Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard 500 Index Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

21

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Securities. Stocks, bonds, money market instruments, and other investments.

22

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

23

This page intentionally left blank.

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	To receive a free copy of the latest annual or semiannual
If you would like more information about Vanguard	report or the SAI, or to request additional information
500 Index Fund, the following documents are available	about the Fund or other Vanguard funds, please visit
free upon request:	vanguard.com or contact us as follows:

Annual/Semiannual Reports to Shareholders	The Vanguard Group
Additional information about the Fund’s investments is	Participant Services
available in the Fund’s annual and semiannual reports	P.O. Box 2900
to shareholders. In the annual report, you will find a	Valley Forge, PA 19482-2900
discussion of the market conditions and investment	Telephone: 800-523-1188
strategies that significantly affected the Fund’s	Text telephone for people with hearing impairment:
performance during its last fiscal year.	800-749-7273

Statement of Additional Information (SAI)	Information Provided by the Securities and
The SAI provides more detailed information about the	Exchange Commission (SEC)
Fund and is incorporated by reference into (and thus	You can review and copy information about the Fund
legally a part of) this prospectus.	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
service, call the SEC at 202-551-8090. Reports and
other information about the Fund are also available in
the EDGAR database on the SEC’s website at sec.gov,
or you can receive copies of this information, for a fee,
by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 040 042013

Vanguard 500 Index Fund
Prospectus

April 12, 2013

Signal® Shares
Vanguard 500 Index Fund Signal Shares (VIFSX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	20
Investing in Index Funds	6	Purchasing Shares	20
More on the Fund	7	Converting Shares	23
The Fund and Vanguard	12	Redeeming Shares	24
Investment Advisor	12	Exchanging Shares	28
Dividends, Capital Gains, and Taxes	14	Frequent-Trading Limitations	28
Share Price	16	Other Rules You Should Know	30
Financial Highlights	18	Fund and Account Updates	33
		Contacting Vanguard	35
		Additional Information	36
		Glossary of Investment Terms	38

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.05%

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

2

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Signal Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.00% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.92% (quarter ended December 31, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Sep. 29,
	1 Year	5 Years	2006)
Vanguard 500 Index Fund Signal Shares
Return Before Taxes	15.97%	1.68%	3.27%
Return After Taxes on Distributions	15.59	1.34	2.94
Return After Taxes on Distributions and Sale of Fund Shares	10.87	1.37	2.76
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	3.26%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

4

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). Signal Shares generally are available to certain institutional and financial intermediary clients with no minimum initial or subsequent investment requirements.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

6

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund‘s Signal Shares, which are generally for institutional and financial intermediary investors. A separate prospectus offers the Fund’s Investor Shares and Admiral™ Shares. In addition, the Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard 500 Index Fund Signal Shares’ expense ratio would be 0.05%, or $0.50 per $1,000 of average net assets. The average expense ratio for large-cap core funds in 2012 was 1.15%, or $11.50 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

7

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in stocks that make up its target index. The Fund may change its 80% policy upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

8

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2012, was $56.4 billion.

The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including stock futures. The Fund

9

may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to

10

detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes—such as the S&P 500 Index—typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75%, as reported by Morningstar, Inc., on December 31, 2012.

11

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Fund on

12

an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Fund is:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed investment portfolios, including the Fund, since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

13

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

14

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

15

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or

16

regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

17

Financial Highlights

The following financial highlights table is intended to help you understand the Signal Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Signal Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Signal Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Signal Shares began fiscal year 2012 with a net asset value (price) of $95.65 per share. During the year, each Signal Share earned $2.368 per share from investment income (interest and dividends) and $12.861 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $2.359 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $108.52, reflecting earnings of $15.229 per share and distributions of $2.359 per share. This was an increase of $12.87 per share (from $95.65 at the beginning of the year to $108.52 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.97% for the year.

As of December 31, 2012, the Signal Shares had approximately $27.3 billion in net assets. For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 2.25% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

18

500 Index Fund Signal Shares
			Year Ended December 31,
For a Share Outstanding
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$95.65	$95.68	$84.81	$68.64	$111.64
Investment Operations
Net Investment Income	2.368	1.975	1.780	1.839	2.092
Net Realized and Unrealized Gain (Loss)
on Investments	12.861	(.030)	10.813	16.151	(42.952)
Total from Investment Operations	15.229	1.945	12.593	17.990	(40.860)
Distributions
Dividends from Net Investment Income	(2.359)	(1.975)	(1.723)	(1.820)	(2.140)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.359)	(1.975)	(1.723)	(1.820)	(2.140)
Net Asset Value, End of Period	$108.52	$95.65	$95.68	$84.81	$68.64
Total Return	15.97%	2.08%	15.05%	26.61% –36.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,304	$21,592	$18,977	$16,590	$13,099
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.08%
Ratio of Net Investment Income to Average
Net Assets	2.25%	2.04%	2.05%	2.53%	2.24%
Portfolio Turnover Rate[1]	3%	4%	5%	12%	6%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

19

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Signal Shares
To open and maintain an account.

• Institutional clients and institutional intermediary clients whose accounts are not recordkept by Vanguard. Institutional clients (including but not limited to financial intermediaries, defined benefit and contribution plan clients, endowments, and foundations) whose accounts are not recordkept by Vanguard generally may hold Signal Shares without restriction. Signal Shares generally are not available to financial intermediaries that serve as mutual fund supermarkets.

• Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard generally may hold Signal Shares without restriction. Vanguard may charge additional recordkeeping fees. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your accounts.

20

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—1340).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an

21

exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

22

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

23

Conversions From Investor Shares to Signal Shares

You may convert Investor Shares to Signal Shares at any time if you meet the eligibility requirements for Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction. Vanguard may automatically convert accounts holding Investor Shares that qualify for conversion to Signal Shares. Vanguard will notify the investor in writing before any automatic conversion to Signal Shares.

Conversions From Admiral Shares to Signal Shares

Vanguard may convert an eligible investor’s Admiral Shares to Signal Shares. Vanguard will notify the investor in writing before any automatic conversion to Signal Shares. You may instruct Vanguard if you do not wish to convert to Signal Shares.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

24

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time

25

(2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

26

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven

27

calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

28

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy

29

previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our

30

website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

31

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

32

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

33

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard 500 Index Fund twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

34

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Signal Service Centers	For information regarding Signal Shares
For most Signal Share transactions
For institutional intermediary clients: 800-997-2798
For institutional clients whose accounts are not recordkept
at Vanguard: 888-809-8102
For institutional clients whose accounts are recordkept at
Vanguard: 800-523-1188
Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary Sales	For information and services for financial intermediaries
Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

35

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
500 Index Fund
Signal Shares	9/29/2006	500Sgl	1340	922908496
(Investor Shares
8/31/1976)

36

CFA® is a trademark owned by CFA Institute.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard 500 Index Fund particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/ or its third party licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard 500 Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard 500 Index Fund or the timing of the issuance or sale of Vanguard 500 Index Fund or in the determination or calculation of the equation by which Vanguard 500 Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard 500 Index Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

37

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Securities. Stocks, bonds, money market instruments, and other investments.

38

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

39

This page intentionally left blank.

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:
If you would like more information about Vanguard	The Vanguard Group
500 Index Fund, the following documents are available	Institutional Investor Information Department
free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Fund’s investments is
with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
strategies that significantly affected the Fund’s	transactions, and/or account statements, please call:
performance during its last fiscal year.
Client Services Department
Statement of Additional Information (SAI)	Telephone: 800-662-2739 (CREW); Text telephone for
The SAI provides more detailed information about the Fund	people with hearing impairment: 800-749-7273
and is incorporated by reference into (and thus legally
Information Provided by the Securities and
a part of) this prospectus.
Exchange Commission (SEC)
To receive a free copy of the latest annual or semiannual	You can review and copy information about the Fund
report or the SAI, or to request additional information about	(including the SAI) at the SEC’s Public Reference Room
the Fund or other Vanguard funds, please visit	in Washington, DC. To find out more about this public
vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and
other information about the Fund are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at sec.gov,
The Vanguard Group
or you can receive copies of this information, for a fee,
Investor Information Department
by electronic request at the following e-mail address:
P.O. Box 2900
publicinfo@sec.gov, or by writing the Public Reference
Valley Forge, PA 19482-2900
Section, Securities and Exchange Commission,
Telephone: 800-662-7447 (SHIP); Text telephone for
Washington, DC 20549-1520.
people with hearing impairment: 800-749-7273
Fund’s Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 1340 042013

Vanguard 500 Index Fund
Prospectus

April 12, 2013

Signal® Shares for Participants
Vanguard 500 Index Fund Signal Shares (VIFSX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	15
Investing in Index Funds	5	Investing With Vanguard	17
More on the Fund	6	Accessing Fund Information Online	21
The Fund and Vanguard	11	Glossary of Investment Terms	22
Investment Advisor	12
Dividends, Capital Gains, and Taxes	13
Share Price	14

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

1

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.05%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

2

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.00% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.92% (quarter ended December 31, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Sep. 29,
	1 Year	5 Years	2006)
Vanguard 500 Index Fund Signal Shares	15.97%	1.68%	3.27%
Standard & Poor's 500 Index
(reflects no deduction for fees or expenses)	16.00%	1.66%	3.26%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

5

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund‘s Signal Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained on our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard 500 Index Fund Signal Shares’ expense ratio would be 0.05%, or $0.50 per $1,000 of average net assets. The average expense ratio for large-cap core funds in 2012 was 1.15%, or $11.50 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

6

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in stocks that make up its target index. The Fund may change its 80% policy upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

7

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2012, was $56.4 billion.

The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including stock futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

8

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

9

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes—such as the S&P 500 Index—typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75%, as reported by Morningstar, Inc., on December 31, 2012.

10

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

11

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Fund is:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed investment portfolios, including the Fund, since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

12

Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

13

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

14

Financial Highlights

The following financial highlights table is intended to help you understand the Signal Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Signal Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Signal Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Signal Shares began fiscal year 2012 with a net asset value (price) of $95.65 per share. During the year, each Signal Share earned $2.368 per share from investment income (interest and dividends) and $12.861 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $2.359 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $108.52, reflecting earnings of $15.229 per share and distributions of $2.359 per share. This was an increase of $12.87 per share (from $95.65 at the beginning of the year to $108.52 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.97% for the year.

As of December 31, 2012, the Signal Shares had approximately $27.3 billion in net assets. For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 2.25% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

15

500 Index Fund Signal Shares
			Year Ended December 31,
For a Share Outstanding
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$95.65	$95.68	$84.81	$68.64	$111.64
Investment Operations
Net Investment Income	2.368	1.975	1.780	1.839	2.092
Net Realized and Unrealized Gain (Loss)
on Investments	12.861	(.030)	10.813	16.151	(42.952)
Total from Investment Operations	15.229	1.945	12.593	17.990	(40.860)
Distributions
Dividends from Net Investment Income	(2.359)	(1.975)	(1.723)	(1.820)	(2.140)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.359)	(1.975)	(1.723)	(1.820)	(2.140)
Net Asset Value, End of Period	$108.52	$95.65	$95.68	$84.81	$68.64
Total Return	15.97%	2.08%	15.05%	26.61% –36.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,304	$21,592	$18,977	$16,590	$13,099
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.08%
Ratio of Net Investment Income to Average
Net Assets	2.25%	2.04%	2.05%	2.53%	2.24%
Portfolio Turnover Rate[1]	3%	4%	5%	12%	6%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

16

Investing With Vanguard

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Processing times for your transaction requests may differ among recordkeepers or among transaction types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing timeframes for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined NAV of the Fund‘s Signal Shares. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper, and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

17

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

18

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

No cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller’s authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

19

Uncashed Checks

Vanguard will not pay interest on uncashed checks.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
500 Index Fund
Signal Shares	9/29/2006	500Sgl	1340	922908496
	(Investor Shares
8/31/1976)

20

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard 500 Index Fund particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/ or its third party licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard 500 Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard 500 Index Fund or the timing of the issuance or sale of Vanguard 500 Index Fund or in the determination or calculation of the equation by which Vanguard 500 Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard 500 Index Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

21

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

22

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

23

This page intentionally left blank.

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	To receive a free copy of the latest annual or semiannual
If you would like more information about Vanguard	report or the SAI, or to request additional information
500 Index Fund, the following documents are available	about the Fund or other Vanguard funds, please visit
free upon request:	vanguard.com or contact us as follows:

Annual/Semiannual Reports to Shareholders	The Vanguard Group
Additional information about the Fund’s investments is	Participant Services
available in the Fund’s annual and semiannual reports	P.O. Box 2900
to shareholders. In the annual report, you will find a	Valley Forge, PA 19482-2900
discussion of the market conditions and investment	Telephone: 800-523-1188
strategies that significantly affected the Fund’s	Text telephone for people with hearing impairment:
performance during its last fiscal year.	800-749-7273

Statement of Additional Information (SAI)	Information Provided by the Securities and
The SAI provides more detailed information about the	Exchange Commission (SEC)
Fund and is incorporated by reference into (and thus	You can review and copy information about the Fund
legally a part of) this prospectus.	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
service, call the SEC at 202-551-8090. Reports and
other information about the Fund are also available in
the EDGAR database on the SEC’s website at sec.gov,
or you can receive copies of this information, for a fee,
by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 1340 042013

Vanguard S&P 500 ETF
Prospectus

April 12, 2013

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca
Vanguard 500 Index Fund ETF Shares (VOO)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard ETF Summary	1	More on the Fund and ETF Shares	8
Investing in Vanguard ETF Shares	6	The Fund and Vanguard	15
Investing in Index Funds	7	Investment Advisor	16
		Dividends, Capital Gains, and Taxes	17
		Share Price and Market Price	19
		Additional Information	20
		Financial Highlights	21
		Glossary of Investment Terms	24

ETF Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.03%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.05%

1

Example

The following example is intended to help you compare the cost of investing in S&P 500 ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in S&P 500 ETF. This example assumes that S&P 500 ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector,

2

category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund’s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard 500 Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.57% (quarter ended March 31, 2012), and the lowest return for a quarter was –13.87% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2012
		Since
		Inception
		(Sep. 7,
	1 Year	2010)
Vanguard 500 Index Fund ETF Shares
Based on NAV
Return Before Taxes	15.98%	14.65%
Return After Taxes on Distributions	15.60	14.26
Return After Taxes on Distributions and Sale of Fund Shares	10.88	12.57
Based on Market Price
Return Before Taxes	16.01	14.66
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses, or taxes)	16.00%	14.68%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the

4

same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes S&P 500 ETF, a class of shares issued by Vanguard 500 Index Fund. In addition to ETF Shares, the Fund offers three conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed by or through certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, and only in exchange for baskets of securities rather than cash.

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of and demand for ETF Shares and on changes in the prices of the fund’s portfolio holdings.

The market price of a fund’s ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility the difference may become significant.

How Do I Buy and Sell Vanguard ETF Shares?

You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security.

Because secondary-market transactions occur at market prices, you may pay more or less than NAV when you buy ETF Shares, and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

6

Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions and shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds.

They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

7

More on the Fund and ETF Shares

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund’s Investor Shares and Admiral™ Shares, which have an investment minimums of $3,000 and $10,000, respectively. Another prospectus offers the Fund’s Signal® Shares, which are generally for institutional and financial intermediary investors.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only by or through authorized broker-dealers and only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard S&P 500 ETF Shares’ expense ratio would be
0.05%, or $0.50 per $1,000 of average net assets. The average expense ratio for large-cap core funds in 2012 was 1.15%, or $11.50 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

8

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

9

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2012, was $56.4 billion.

The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including stock futures. The Fund

10

may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by or through authorized broker-dealers and only in large blocks known as Creation Units, which would cost millions of dollars to assemble. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption.

Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the

11

Premium/Discount Analysis section of the ETF Shares’ Price & Performance page, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

Conversion Privilege

Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.

Vanguard Brokerage does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.

Converting conventional shares to ETF Shares generally is accomplished as follows.

First, after your broker notifies Vanguard of your request to convert, Vanguard will

12

transfer your conventional shares from your account to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.

Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at NAV, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:

• The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

13

• Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.

• The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

A precautionary note to investment companies: For purposes of the Investment Company Act of 1940, Vanguard ETF Shares are issued by registered investment companies, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as permitted by an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund’s trading costs, lead to realization of capital gains by the fund, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

14

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes—such as the S&P 500 Index—typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75%, as reported by Morningstar, Inc., on December 31, 2012.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

15

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

16

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Fund is:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed investment portfolios, including the Fund, since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in the Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust Company (DTC). If a reinvestment service is available, distributions of income and capital gains can

17

automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned ETF Shares.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

18

Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers), or if you convert your conventional fund shares to ETF Shares.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

19

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard’s website will show the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The previous day’s closing market price may also be published in the business section of major newspapers.

Additional Information

			Vanguard
		Suitable	Fund	CUSIP
	Inception Date	for IRAs	Number	Number
500 Index Fund
ETF Shares	9/7/2010	Yes	968	922908413
(Investor Shares
	8/31/1976)

20

Financial Highlights

The following financial highlights table is intended to help you understand the ETF Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single ETF Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the ETF Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The ETF Shares began fiscal year 2012 with a net asset value (price) of $57.46 per share. During the year, each ETF Share earned $1.423 per share from investment income (interest and dividends) and $7.725 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.418 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $65.19, reflecting earnings of $9.148 per share and distributions of $1.418 per share. This was an increase of $7.73 per share (from $57.46 at the beginning of the year to $65.19 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.98% for the year.

As of December 31, 2012, the ETF Shares had approximately $6.6 billion in net assets. For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 2.25% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

21

500 Index Fund ETF Shares
			Sept. 7,
			2010[1] to
	Year Ended December 31,
			Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$57.46	$57.47	$50.08
Investment Operations
Net Investment Income	1.423	1.186	.363
Net Realized and Unrealized Gain (Loss) on Investments	7.725	(.010 )	7.569
Total from Investment Operations	9.148	1.176	7.932
Distributions
Dividends from Net Investment Income	(1.418)	(1.186)	(.542)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.418)	(1.186)	(.542)
Net Asset Value, End of Period	$65.19	$57.46	$57.47
Total Return	15.98%	2.09%	15.89%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,628	$2,366	$261
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%[2]
Ratio of Net Investment Income to Average Net Assets	2.25%	2.04%	2.05%[2]
Portfolio Turnover Rate[3]	3%	4%	5%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities recevied or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

22

CFA® is a trademark owned by CFA Institute.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard S&P 500 ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard S&P 500 ETF or any member of the public regarding the advisability of investing in securities generally or in Vanguard S&P 500 ETF particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard S&P 500 ETF. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard S&P 500 ETF into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard S&P 500 ETF or the timing of the issuance or sale of Vanguard S&P 500 ETF or in the determination or calculation of the equation by which Vanguard S&P 500 ETF is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard S&P 500 ETF. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

23

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Creation Unit. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Shares from the issuing fund only in Creation Unit-size aggregations.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the price of a mutual fund or stock. On the ex-dividend date, the share price drops by the amount of the distribution (plus or minus any market activity).

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

24

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	To receive a free copy of the latest annual or
If you would like more information about Vanguard	semiannual report or the SAI, or to request additional
S&P 500 ETF, the following documents are available	information about Vanguard ETF Shares, please visit
free upon request:	vanguard.com or contact us as follows:

The Vanguard Group
Annual/Semiannual Reports to Shareholders
Institutional Investor Information
Additional information about the Fund’s investments is
P.O. Box 2900
available in the Fund’s annual and semiannual reports
Valley Forge, PA 19482-2900
to shareholders. In the annual report, you will find a
Telephone: 866-499-8473
discussion of the market conditions and investment
strategies that significantly affected the Fund’s	Information Provided by the Securities and
performance during its last fiscal year.	Exchange Commission (SEC)
You can review and copy information about the Fund
Statement of Additional Information (SAI)	(including the SAI) at the SEC’s Public Reference Room
The SAI for the issuing Fund provides more detailed	in Washington, D.C. To find out more about this public
information about the Fund’s ETF Shares and is	service, call the SEC at 202-551-8090. Reports and
incorporated by reference into (and thus legally a part	other information about the Fund are also available in
of) this prospectus.	the EDGAR database on the SEC’s website at sec.gov,
or you can receive copies of this information, for a fee,
by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2, 7,337,138; 7,720,749; 7,925,573; 8,090,646.
Vanguard Marketing Corporation, Distributor.
P 968 042013

Vanguard U.S. Stock Index
Small-Capitalization Funds Prospectus

April 12, 2013

Investor Shares & Admiral™ Shares
Vanguard Small-Cap Index Fund Investor Shares (NAESX)
Vanguard Small-Cap Index Fund Admiral Shares (VSMAX)
Vanguard Small-Cap Value Index Fund Investor Shares (VISVX)
Vanguard Small-Cap Value Index Fund Admiral Shares (VSIAX)
Vanguard Small-Cap Growth Index Fund Investor Shares (VISGX)
Vanguard Small-Cap Growth Index Fund Admiral Shares (VSGAX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Investing With Vanguard	36
Small-Cap Index Fund	1	Purchasing Shares	36
Small-Cap Value Index Fund*	6	Converting Shares	39
Small-Cap Growth Index Fund*	11	Redeeming Shares	41
Investing in Index Funds	16	Exchanging Shares	44
More on the Funds	17	Frequent-Trading Limitations	45
The Funds and Vanguard	23	Other Rules You Should Know	47
Investment Advisor	24	Fund and Account Updates	51
Dividends, Capital Gains, and Taxes	25	Contacting Vanguard	53
Share Price	27	Additional Information	54
Financial Highlights	29	Glossary of Investment Terms	56

Vanguard Small-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.21%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses[1]	0.24%	0.10%

1 The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the Fund through its investment in business development companies. The Fund's target benchmark no longer includes business development companies.

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$25	$77	$135	$306
Admiral Shares	$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small Cap Index, a broadly diversified index of stocks of small U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Index Fund Investor Shares

3

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.09% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.66% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Small-Cap Index Fund Investor Shares
Return Before Taxes	18.04%	4.98%	10.83%
Return After Taxes on Distributions	17.64	4.68	10.55
Return After Taxes on Distributions and Sale of Fund Shares	12.02	4.16	9.58
Vanguard Small-Cap Index Fund Admiral Shares
Return Before Taxes	18.24%	5.12%	10.96%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Russell 2000 Index	16.35%	3.56%	9.72%
Spliced Small Cap Index	18.20	5.00	11.02
MSCI US Small Cap 1750 Index	18.20	5.00	11.01

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Small-Cap Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.20%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.02%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses[1]	0.34%	0.20%

1 Acquired Fund Fees and Expenses are not included in the Fund's financial statements, which provide a clearer picture of a fund’s actual operating costs.

6

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$35	$109	$191	$431
Admiral Shares	$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

7

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Value Index Fund Investor Shares

8

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.89% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.57% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Small-Cap Value Index Fund Investor Shares
Return Before Taxes	18.56%	4.66%	9.61%
Return After Taxes on Distributions	17.98	4.19	9.14
Return After Taxes on Distributions and Sale of Fund Shares	12.48	3.82	8.36
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
S&P SmallCap 600 Value Index	18.21%	4.72%	10.35%
Spliced Small Cap Value Index	18.80	4.74	9.58
MSCI US Small Cap Value Index	18.80	4.74	10.27
		Since
		Inception
		(Sep. 27,
	1 Year	2011)
Vanguard Small-Cap Value Index Fund Admiral Shares
Return Before Taxes	18.77%	23.68%
MSCI US Small Cap Value Index
(reflects no deduction for fees, expenses, or taxes)	18.80%	23.70%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

9

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

Vanguard Small-Cap Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.20%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.02%
Total Annual Fund Operating Expenses	0.24%	0.10%

11

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$25	$77	$135	$306
Admiral Shares	$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

12

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Growth Index Fund Investor Shares

13

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.63% (quarter ended June 30, 2009), and the lowest return for a quarter was –27.95% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Small-Cap Growth Index Fund Investor Shares
Return Before Taxes	17.52%	5.17%	11.02%
Return After Taxes on Distributions	17.32	5.06	10.94
Return After Taxes on Distributions and Sale of Fund Shares	11.56	4.41	9.86
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
S&P SmallCap 600 Growth Index	14.56%	5.51%	11.11%
Spliced Small Cap Growth Index	17.57	5.17	10.97
MSCI US Small Cap Growth Index	17.57	5.17	11.62
		Since
		Inception
		(Sep. 27,
	1 Year	2011)
Vanguard Small-Cap Growth Index Fund Admiral Shares
Return Before Taxes	17.66%	20.91%
MSCI US Small Cap Growth Index
(reflects no deduction for fees, expenses, or taxes)	17.57%	20.81%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

14

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 2004.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

15

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

16

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds‘ Investor Shares and Admiral Shares. A separate prospectus offers Signal® Shares for the Small-Cap Index Fund, which are generally for institutional and financial intermediary investors. Another prospectus offers the Funds’ Institutional Shares and Institutional Plus Shares (if available), which are generally for investors who invest a minimum of $5 million or $100 million, respectively. In addition, each Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

17

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that generally invests in small, developing, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

18

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Funds) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Small-Cap Index	$1.7 billion
Small-Cap Value Index	1.7
Small-Cap Growth Index	1.8

19

Each Fund is subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond,

20

or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio

21

management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

22

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

23

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Funds are:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios, including the Small-Cap Index Fund, since 1991; and has managed the Small-Cap Value Index Fund since its inception in 1998. Education: B.S., University of Vermont; M.B.A., Villanova University.

24

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1994; and has managed the Small-Cap Growth Index Fund since 2004. Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period

25

requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

26

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;

  Certify that the taxpayer identification number is correct; and

  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

27

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

28

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds‘ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Small-Cap Index Fund’s Investor Shares as an example.
The Investor Shares began fiscal year 2012 with a net asset value (price) of
$33.38 per share. During the year, each Investor Share earned $0.659 from investment income (interest and dividends) and $5.363 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.662 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $38.74, reflecting earnings of $6.022 per share and distributions of $0.662 per share. This was an increase of $5.36 per share (from $33.38 at the beginning of the year to $38.74 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.04% for the year.

As of December 31, 2012, the Investor Shares had approximately $3.8 billion in net assets. For the year, the expense ratio was 0.24% ($2.40 per $1,000 of net assets), and the net investment income amounted to 1.82% of average net assets. The Fund sold and replaced securities valued at 14% of its net assets.

29

Small-Cap Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.38	$34.75	$27.49	$20.40	$32.58
Investment Operations
Net Investment Income	.659	.402	.355	.272	.398
Net Realized and Unrealized Gain (Loss)
on Investments	5.363	(1.375)	7.266	7.094	(12.174)
Total from Investment Operations	6.022	(.973)	7.621	7.366	(11.776)
Distributions
Dividends from Net Investment Income	(.662)	(.397)	(.361)	(.276)	(.404)
Distributions from Realized
Capital Gains	—	—	—	—	—
Total Distributions	(.662)	(.397)	(.361)	(.276)	(.404)
Net Asset Value, End of Period	$38.74	$33.38	$34.75	$27.49	$20.40
Total Return[1]	18.04%	–2.80%	27.72%	36.12%	–36.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,813	$3,925	$5,270	$5,913	$4,050
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.26%	0.28%	0.23%
Ratio of Net Investment Income to
Average Net Assets	1.82%	1.15%	1.24%	1.30%	1.49%
Portfolio Turnover Rate[2]	14%	17%	12%	14%	14%

1 Total returns do not include account service fees that may have applied in the periods shown.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

30

Small-Cap Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.39	$34.78	$27.50	$20.40	$32.59
Investment Operations
Net Investment Income	.717	.461	.384	.303	.426
Net Realized and Unrealized Gain (Loss)
on Investments	5.372	(1.395)	7.286	7.105	(12.185)
Total from Investment Operations	6.089	(.934)	7.670	7.408	(11.759)
Distributions
Dividends from Net Investment Income	(.719)	(.456)	(.390)	(.308)	(.431)
Distributions from Realized
Capital Gains	—	—	—	—	—
Total Distributions	(.719)	(.456)	(.390)	(.308)	(.431)
Net Asset Value, End of Period	$38.76	$33.39	$34.78	$27.50	$20.40
Total Return[1]	18.24%	–2.69%	27.89%	36.33%	–36.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,541	$5,525	$5,554	$1,992	$1,444
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.96%	1.29%	1.38%	1.44%	1.60%
Portfolio Turnover Rate[2]	14%	17%	12%	14%	14%

1 Total returns do not include account service fees that may have applied in the periods shown.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

31

Small-Cap Value Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.04	$16.01	$13.06	$10.21	$15.49
Investment Operations
Net Investment Income	.428	.309	.285	.241	.293
Net Realized and Unrealized Gain (Loss)
on Investments	2.364	(.974)	2.956	2.854	(5.277)
Total from Investment Operations	2.792	(.665)	3.241	3.095	(4.984)
Distributions
Dividends from Net Investment Income	(.432)	(.305)	(.291)	(.245)	(.296)
Distributions from Realized
Capital Gains	—	—	—	—	—
Total Distributions	(.432)	(.305)	(.291)	(.245)	(.296)
Net Asset Value, End of Period	$17.40	$15.04	$16.01	$13.06	$10.21
Total Return[1]	18.56%	–4.16%	24.82%	30.34% –32.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,001	$1,980	$4,316	$3,279	$2,435
Ratio of Total Expenses to
Average Net Assets[2]	0.24%	0.24%	0.26%	0.28%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.66%	1.90%	2.03%	2.26%	2.33%
Portfolio Turnover Rate[3]	25%	30%	25%	33%	30%

1 Total returns do not include account service fees that may have applied in the periods shown.

2 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

32

Small-Cap Value Index Fund Admiral Shares

	Year	Sept. 27,
	Ended	2011[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$26.96	$25.00
Investment Operations
Net Investment Income	.814	.196
Net Realized and Unrealized Gain (Loss) on Investments	4.245	2.320
Total from Investment Operations	5.059	2.516
Distributions
Dividends from Net Investment Income	(.819)	(.556)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.819)	(.556)
Net Asset Value, End of Period	$31.20	$26.96
Total Return[2]	18.77%	10.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,563	$1,941
Ratio of Total Expenses to Average Net Assets[3]	0.10%	0.10%[4]
Ratio of Net Investment Income to Average Net Assets	2.80%	2.04%[4]
Portfolio Turnover Rate[5]	25%	30%

1	Inception.
2	Total returns do not include account service fees that may have applied in the periods shown.
3	Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

33

Small-Cap Growth Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.49	$21.92	$16.83	$11.90	$20.01
Investment Operations
Net Investment Income	.223	.086	.075	.046	.096
Net Realized and Unrealized Gain (Loss)
on Investments	3.541	(.431)	5.091	4.933	(8.105)
Total from Investment Operations	3.764	(.345)	5.166	4.979	(8.009)
Distributions
Dividends from Net Investment Income	(.224)	(.085)	(.076)	(.049)	(.101)
Distributions from Realized
Capital Gains	—	—	—	—	—
Total Distributions	(.224)	(.085)	(.076)	(.049)	(.101)
Net Asset Value, End of Period	$25.03	$21.49	$21.92	$16.83	$11.90
Total Return[1]	17.52%	–1.58%	30.69%	41.85% –40.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,649	$2,613	$4,229	$3,018	$1,871
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.26%	0.28%	0.23%
Ratio of Net Investment Income to
Average Net Assets	0.97%	0.37%	0.43%	0.33%	0.60%
Portfolio Turnover Rate[2]	37%	40%	34%	38%	38%

1 Total returns do not include account service fees that may have applied in the periods shown.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

34

,
Small-Cap Growth Index Fund Admiral Shares

	Year	Sept. 27,
	Ended	2011[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$26.88	$25.00
Investment Operations
Net Investment Income	.326	.031
Net Realized and Unrealized Gain (Loss) on Investments	4.420	1.962
Total from Investment Operations	4.746	1.993
Distributions
Dividends from Net Investment Income	(.326)	(.113)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.326)	(.113)
Net Asset Value, End of Period	$31.30	$26.88
Total Return[2]	17.66%	7.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,539	$1,781
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	1.11%	0.51%[3]
Portfolio Turnover Rate[4]	37%	40%

1	Inception.
2	Total returns do not include account service fees that may have applied in the periods shown.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

35

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

Account Minimums for Admiral Shares

To open and maintain an account. $10,000. If you request Admiral Shares when you open a new account, but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

36

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

37

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Please note that Admiral Shares generally are not available for:

  SIMPLE IRAs and Individual 403(b)(7) Custodial Accounts or

  Certain retirement plan accounts receiving special administrative services from

Vanguard, including Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money

38

orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a

39

nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process

40

a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs. Please note that mandatory conversions do not apply to ETF Shares.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

41

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your

42

Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

43

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

44

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.

  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

  Redemptions of shares to pay fund or account fees.

  Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.

  Purchases of shares by asset transfer or direct rollover.

  Conversions of shares from one share class to another in the same fund.

  Checkwriting redemptions.

  Section 529 college savings plans.

  Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.

  Distributions, loans, and in-service withdrawals from a plan.

  Redemptions of shares as part of a plan termination or at the direction of the plan.

45

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

  Redemptions of shares to pay fund or account fees.

  Share or asset transfers or rollovers.

  Reregistrations of shares.

  Conversions of shares from one share class to another in the same fund.

  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

46

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.

  Fund name and account number, if applicable.

  Other information relating to the caller, the account owner, or the account.

47

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.

  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

48

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum initial investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

  Accounts held through intermediaries.

  Accounts held by Voyager, Voyager Select, and Flagship clients. Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in

49

employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

  Section 529 college savings plans.

  The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs,

certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

50

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

51

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard U.S. Stock Index Small-Capitalization Funds twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.

  Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

52

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

Vanguard Addresses
Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

53

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
Small-Cap Index Fund
Investor Shares	10/3/1960	Yes	SmCap	48	922908702
Admiral Shares	11/13/2000	Yes	SmCapAdml	548	922908686
Small-Cap Value Index Fund
Investor Shares	5/21/1998	Yes	SmVal	860	922908793
Admiral Shares	9/27/2011	Yes	SmValAdml	5860	921937686
Small-Cap Growth Index Fund
Investor Shares	5/21/1998	Yes	SmGth	861	922908827
Admiral Shares	9/27/2011	Yes	SmGthAdml	5861	921937710

54

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

55

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Small Cap 1750 Index. An index that tracks the stocks of approximately 1,750 small-capitalization companies in the U.S. market.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

56

Russell 2000 Index. An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P SmallCap 600 Growth Index. An index that tracks the growth companies of the S&P SmallCap 600 Index.

S&P SmallCap 600 Value Index. An index that tracks the value companies of the S&P SmallCap 600 Index.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Small Cap Index. An index that reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter.

Spliced Small Cap Growth Index. An index that reflects performance of the S&P SmallCap 600 Growth Index through May 16, 2003, and performance of the MSCI US Small Cap Growth Index thereafter.

Spliced Small Cap Value Index. An index that reflects performance of the S&P SmallCap 600 Value Index through May 16, 2003, and performance of the MSCI US Small Cap Value Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a current Vanguard shareholder and would
If you would like more information about Vanguard	like information about your account, account
U.S. Stock Index Small-Capitalization Funds, the	transactions, and/or account statements, please call:
following documents are available free upon request:
Client Services Department
Annual/Semiannual Reports to Shareholders	Telephone: 800-662-2739 (CREW)
Additional information about the Funds’ investments is	Text telephone for people with hearing impairment:
available in the Funds’ annual and semiannual reports	800-749-7273
to shareholders. In the annual report, you will find a
Information Provided by the Securities and
discussion of the market conditions and investment
Exchange Commission (SEC)
strategies that significantly affected the Funds’
You can review and copy information about the Funds
performance during their last fiscal year.
(including the SAI) at the SEC’s Public Reference Room
Statement of Additional Information (SAI)	in Washington, DC. To find out more about this public
The SAI provides more detailed information about	service, call the SEC at 202-551-8090. Reports and
the Funds and is incorporated by reference into (and	other information about the Funds are also available in
thus legally a part of) this prospectus.	the EDGAR database on the SEC’s website at sec.gov,
or you can receive copies of this information, for a fee,
To receive a free copy of the latest annual or semiannual
by electronic request at the following e-mail address:
report or the SAI, or to request additional information
publicinfo@sec.gov, or by writing the Public Reference
about the Funds or other Vanguard funds, please visit
Section, Securities and Exchange Commission,
vanguard.com or contact us as follows:
Washington, DC 20549-1520.
The Vanguard Group
Funds’ Investment Company Act file number: 811-02652
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment:
800-749-7273

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 048 042013

Vanguard U.S. Stock Index
Small-Capitalization Funds Prospectus

April 12, 2013

Investor Shares for Participants
Vanguard Small-Cap Index Fund Investor Shares (NAESX)
Vanguard Small-Cap Value Index Fund Investor Shares (VISVX)
Vanguard Small-Cap Growth Index Fund Investor Shares (VISGX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		More on the Funds	14
Small-Cap Index Fund	1	The Funds and Vanguard	20
Small-Cap Value Index Fund*	5	Investment Advisor	21
Small-Cap Growth Index Fund*	9	Dividends, Capital Gains, and Taxes	22
Investing in Index Funds	13	Share Price	23
		Financial Highlights	24
		Investing With Vanguard	28
		Accessing Fund Information Online	32
		Glossary of Investment Terms	33

Vanguard Small-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.21%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.24%
1 The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the
Fund through its investment in business development companies. The Fund's target benchmark no longer includes business development companies.

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small Cap Index, a broadly diversified index of stocks of small U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Index Fund Investor Shares

3

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.09% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.66% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Small-Cap Index Fund Investor Shares	18.04%	4.98%	10.83%
Comparative Indexes
(reflect no deduction for fees or expenses)
Russell 2000 Index	16.35%	3.56%	9.72%
Spliced Small Cap Index	18.20	5.00	11.02
MSCI US Small Cap 1750 Index	18.20	5.00	11.01

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

Vanguard Small-Cap Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.20%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.10%
Total Annual Fund Operating Expenses[1]	0.34%
1 Acquired Fund Fees and Expenses are not included in the Fund's financial statements, which provide a clearer picture of a fund’s actual operating costs.

5

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

6

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Value Index Fund Investor Shares

7

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.89% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.57% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Small-Cap Value Index Fund Investor Shares	18.56%	4.66%	9.61%
Comparative Indexes
(reflect no deduction for fees or expenses)
S&P SmallCap 600 Value Index	18.21%	4.72%	10.35%
Spliced Small Cap Value Index	18.80	4.74	9.58
MSCI US Small Cap Value Index	18.80	4.74	10.27

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

8

Vanguard Small-Cap Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.20%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.24%

9

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

10

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Growth Index Fund Investor Shares

11

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.63% (quarter ended June 30, 2009), and the lowest return for a quarter was –27.95% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Small-Cap Growth Index Fund Investor Shares	17.52%	5.17%	11.02%
Comparative Indexes
(reflect no deduction for fees or expenses)
S&P SmallCap 600 Growth Index	14.56%	5.51%	11.11%
Spliced Small Cap Growth Index	17.57	5.17	10.97
MSCI US Small Cap Growth Index	17.57	5.17	11.62

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 2004.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

12

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

13

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds‘ Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained on our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

14

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that generally invests in small, developing, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

15

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Funds) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Small-Cap Index	$1.7 billion
Small-Cap Value Index	1.7
Small-Cap Growth Index	1.8

16

Each Fund is subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond,

17

or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt

18

portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

19

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

20

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Funds are:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios, including the Small-Cap Index Fund, since 1991; and has managed the Small-Cap Value Index Fund since its inception in 1998. Education: B.S., University of Vermont; M.B.A., Villanova University.

21

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1994; and has managed the Small-Cap Growth Index Fund since 2004. Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

22

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

23

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds‘ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Small-Cap Index Fund’s Investor Shares as an example.
The Investor Shares began fiscal year 2012 with a net asset value (price) of
$33.38 per share. During the year, each Investor Share earned $0.659 from investment income (interest and dividends) and $5.363 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.662 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $38.74, reflecting earnings of $6.022 per share and distributions of $0.662 per share. This was an increase of $5.36 per share (from $33.38 at the beginning of the year to $38.74 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.04% for the year.

As of December 31, 2012, the Investor Shares had approximately $3.8 billion in net assets. For the year, the expense ratio was 0.24% ($2.40 per $1,000 of net assets), and the net investment income amounted to 1.82% of average net assets. The Fund sold and replaced securities valued at 14% of its net assets.

24

Small-Cap Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.38	$34.75	$27.49	$20.40	$32.58
Investment Operations
Net Investment Income	.659	.402	.355	.272	.398
Net Realized and Unrealized Gain (Loss)
on Investments	5.363	(1.375)	7.266	7.094	(12.174)
Total from Investment Operations	6.022	(.973)	7.621	7.366	(11.776)
Distributions
Dividends from Net Investment Income	(.662)	(.397)	(.361)	(.276)	(.404)
Distributions from Realized
Capital Gains	—	—	—	—	—
Total Distributions	(.662)	(.397)	(.361)	(.276)	(.404)
Net Asset Value, End of Period	$38.74	$33.38	$34.75	$27.49	$20.40
Total Return	18.04%	–2.80%	27.72%	36.12%	–36.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,813	$3,925	$5,270	$5,913	$4,050
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.26%	0.28%	0.23%
Ratio of Net Investment Income to
Average Net Assets	1.82%	1.15%	1.24%	1.30%	1.49%
Portfolio Turnover Rate[1]	14%	17%	12%	14%	14%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

25

Small-Cap Value Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.04	$16.01	$13.06	$10.21	$15.49
Investment Operations
Net Investment Income	.428	.309	.285	.241	.293
Net Realized and Unrealized Gain (Loss)
on Investments	2.364	(.974)	2.956	2.854	(5.277)
Total from Investment Operations	2.792	(.665)	3.241	3.095	(4.984)
Distributions
Dividends from Net Investment Income	(.432)	(.305)	(.291)	(.245)	(.296)
Distributions from Realized
Capital Gains	—	—	—	—	—
Total Distributions	(.432)	(.305)	(.291)	(.245)	(.296)
Net Asset Value, End of Period	$17.40	$15.04	$16.01	$13.06	$10.21
Total Return	18.56%	–4.16%	24.82%	30.34%	–32.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,001	$1,980	$4,316	$3,279	$2,435
Ratio of Total Expenses to
Average Net Assets[1]	0.24%	0.24%	0.26%	0.28%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.66%	1.90%	2.03%	2.26%	2.33%
Portfolio Turnover Rate[2]	25%	30%	25%	33%	30%

1 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

26

Small-Cap Growth Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.49	$21.92	$16.83	$11.90	$20.01
Investment Operations
Net Investment Income	.223	.086	.075	.046	.096
Net Realized and Unrealized Gain (Loss)
on Investments	3.541	(.431)	5.091	4.933	(8.105)
Total from Investment Operations	3.764	(.345)	5.166	4.979	(8.009)
Distributions
Dividends from Net Investment Income	(.224)	(.085)	(.076)	(.049)	(.101)
Distributions from Realized
Capital Gains	—	—	—	—	—
Total Distributions	(.224)	(.085)	(.076)	(.049)	(.101)
Net Asset Value, End of Period	$25.03	$21.49	$21.92	$16.83	$11.90
Total Return	17.52%	–1.58%	30.69%	41.85% –40.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,649	$2,613	$4,229	$3,018	$1,871
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.26%	0.28%	0.23%
Ratio of Net Investment Income to
Average Net Assets	0.97%	0.37%	0.43%	0.33%	0.60%
Portfolio Turnover Rate[1]	37%	40%	34%	38%	38%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

27

Investing With Vanguard

One or more of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Processing times for your transaction requests may differ among recordkeepers or among transaction types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing timeframes for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined NAV of the Fund‘s Investor Shares. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper, and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

28

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the

29

intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

No cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller’s authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks.

30

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information
	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Small-Cap Index Fund
Investor Shares	10/3/1960	SmCap	48	922908702
Small-Cap Value Index Fund
Investor Shares	5/21/1998	SmVal	860	922908793
Small-Cap Growth Index Fund
Investor Shares	5/21/1998	SmGth	861	922908827

31

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

32

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Small Cap 1750 Index. An index that tracks the stocks of approximately 1,750 small-capitalization companies in the U.S. market.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

33

Russell 2000 Index. An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P SmallCap 600 Growth Index. An index that tracks the growth companies of the S&P SmallCap 600 Index.

S&P SmallCap 600 Value Index. An index that tracks the value companies of the S&P SmallCap 600 Index.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Small Cap Index. An index that reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter.

Spliced Small Cap Growth Index. An index that reflects performance of the S&P SmallCap 600 Growth Index through May 16, 2003, and performance of the MSCI US Small Cap Growth Index thereafter.

Spliced Small Cap Value Index. An index that reflects performance of the S&P SmallCap 600 Value Index through May 16, 2003, and performance of the MSCI US Small Cap Value Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

34

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	Information Provided by the Securities and
If you would like more information about Vanguard	Exchange Commission (SEC)
U.S. Stock Index Small-Capitalization Funds, the	You can review and copy information about the Funds
following documents are available free upon request:	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
Annual/Semiannual Reports to Shareholders
service, call the SEC at 202-551-8090. Reports and
Additional information about the Funds’ investments is
other information about the Funds are also available in
available in the Funds’ annual and semiannual reports
the EDGAR database on the SEC’s website at sec.gov,
to shareholders. In the annual report, you will find a
or you can receive copies of this information, for a fee,
discussion of the market conditions and investment
by electronic request at the following e-mail address:
strategies that significantly affected the Funds’
publicinfo@sec.gov, or by writing the Public Reference
performance during their last fiscal year.
Section, Securities and Exchange Commission,
Statement of Additional Information (SAI)	Washington, DC 20549-1520.
The SAI provides more detailed information about
Funds’ Investment Company Act file number: 811-02652
the Funds and is incorporated by reference into (and
thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual
report or the SAI, or to request additional information
about the Funds or other Vanguard funds, please visit
vanguard.com or contact us as follows:

The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment:
800-749-7273

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
I 048 042013

Vanguard Small-Cap Index Fund
Prospectus

April 12, 2013

Signal®Shares
Vanguard Small-Cap Index Fund Signal Shares (VSISX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	20
Investing in Index Funds	6	Purchasing Shares	20
More on the Fund	7	Converting Shares	23
The Fund and Vanguard	12	Redeeming Shares	25
Investment Advisor	13	Exchanging Shares	28
Dividends, Capital Gains, and Taxes	14	Frequent-Trading Limitations	29
Share Price	16	Other Rules You Should Know	31
Financial Highlights	18	Fund and Account Updates	34
		Contacting Vanguard	36
		Additional Information	38
		Glossary of Investment Terms	39

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.10%
1 The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the
Fund through its investment in business development companies. The Fund's target benchmark no longer includes business development companies.

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small Cap Index, a broadly diversified index of stocks of small U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Signal Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Index Fund Signal Shares

3

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.21% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.64% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Dec. 15,
	1 Year	5 Years	2006)
Vanguard Small-Cap Index Fund Signal Shares
Return Before Taxes	18.25%	5.12%	4.29%
Return After Taxes on Distributions	17.81	4.79	3.93
Return After Taxes on Distributions and Sale of Fund Shares	12.18	4.27	3.55
MSCI US Small Cap 1750 Index
(reflects no deduction for fees, expenses, or taxes)	18.20%	5.00%	4.18%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). Signal Shares generally are available to certain institutional and financial intermediary clients with no minimum initial or subsequent investment requirements.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

6

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund‘s Signal Shares, which are generally for institutional and financial intermediary investors. A separate prospectus offers the Fund‘s Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million or $100 million, respectively. Another prospectus offers the Fund’s Investor Shares and Admiral™ Shares, which have investment minimums of $3,000 or $10,000, respectively. In addition, the Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

7

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

8

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Fund) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2012, was $1.7 billion.

The Fund is subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the return of small-cap stocks. The Fund uses the replication method of indexing, meaning that it generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including stock futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or

9

currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio

10

management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

11

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

12

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Fund is:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed investment portfolios, including the Fund, since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

13

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

14

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

15

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

16

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

17

Financial Highlights

The following financial highlights table is intended to help you understand the Signal Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Signal Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Signal Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Signal Shares began fiscal year 2012 with a net asset value (price) of $30.08 per share. During the year, each Signal Share earned $0.648 from investment income (interest and dividends) and $4.841 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.649 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $34.92, reflecting earnings of $5.489 per share and distributions of $0.649 per share. This was an increase of $4.84 per share (from $30.08 at the beginning of the year to $34.92 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.25% for the year.

As of December 31, 2012, the Signal Shares had approximately $4.3 billion in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 1.96% of average net assets. The Fund sold and replaced securities valued at 14% of its net assets.

18

Small-Cap Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$30.08	$31.33	$24.79	$18.39	$29.38
Investment Operations
Net Investment Income	.648	.417	.359	.274	.385
Net Realized and Unrealized Gain (Loss)
on Investments	4.841	(1.254)	6.545	6.405	(10.985)
Total from Investment Operations	5.489	(.837)	6.904	6.679	(10.600)
Distributions
Dividends from Net Investment Income	(.649)	(.413)	(.364)	(.279)	(.390)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.649)	(.413)	(.364)	(.279)	(.390)
Net Asset Value, End of Period	$34.92	$30.08	$31.33	$24.79	$18.39
Total Return	18.25%	–2.68%	27.85%	36.34%	–36.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,329	$3,075	$2,300	$1,763	$1,172
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.96%	1.29%	1.38%	1.44%	1.60%
Portfolio Turnover Rate[1]	14%	17%	12%	14%	14%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

19

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Signal Shares
To open and maintain an account.

• Institutional clients and institutional intermediary clients whose accounts are not recordkept by Vanguard. Institutional clients (including but not limited to financial intermediaries, defined benefit and contribution plan clients, endowments, and foundations) whose accounts are not recordkept by Vanguard generally may hold Signal Shares without restriction. Signal Shares generally are not available to financial intermediaries that serve as mutual fund supermarkets.

• Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard generally may hold Signal Shares without restriction. Vanguard may charge additional recordkeeping fees. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your accounts.

20

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—1345).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an

21

exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

22

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

23

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Signal Shares

You may convert Investor Shares to Signal Shares at any time if you meet the eligibility requirements for Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction. Vanguard may automatically convert accounts holding Investor Shares that qualify for conversion to Signal Shares. Vanguard will notify the investor in writing before any automatic conversion to Signal Shares.

Conversions From Admiral Shares to Signal Shares

Vanguard may convert an eligible investor’s Admiral Shares to Signal Shares. Vanguard will notify the investor in writing before any automatic conversion to Signal Shares. You may instruct Vanguard if you do not wish to convert to Signal Shares.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary

24

market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

25

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your

26

Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

27

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

28

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

29

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

  Redemptions of shares to pay fund or account fees.

  Share or asset transfers or rollovers.

  Reregistrations of shares.

  Conversions of shares from one share class to another in the same fund.

  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

30

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

31

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.

  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

32

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

33

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

34

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Small-Cap Index Fund twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.

  Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

35

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Signal Service Centers	For information regarding Signal Shares
For most Signal Share transactions
For institutional intermediary clients: 800-997-2798
For institutional clients whose accounts are not recordkept
at Vanguard: 888-809-8102
For institutional clients whose accounts are recordkept at
Vanguard: 800-523-1188
Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

36

Vanguard Addresses
Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

37

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Small-Cap Index Fund
Signal Shares	12/15/2006	SmCapSgl	1345	922908421
	(Investor Shares
10/3/1960)

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

38

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Small Cap 1750 Index. An index that tracks the stocks of approximately 1,750 small-capitalization companies in the U.S. market.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Securities. Stocks, bonds, money market instruments, and other investments.

39

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

40

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:
If you would like more information about Vanguard	The Vanguard Group
Small-Cap Index Fund, the following documents are	Institutional Investor Information Department
available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Fund’s investments is
with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
strategies that significantly affected the Fund’s	transactions, and/or account statements, please call:
performance during its last fiscal year.
Client Services Department
Statement of Additional Information (SAI)	Telephone: 800-662-2739 (CREW); Text telephone for
The SAI provides more detailed information about the Fund	people with hearing impairment: 800-749-7273
and is incorporated by reference into (and thus legally
Information Provided by the Securities and
a part of) this prospectus.
Exchange Commission (SEC)
To receive a free copy of the latest annual or semiannual	You can review and copy information about the Fund
report or the SAI, or to request additional information about	(including the SAI) at the SEC’s Public Reference Room
the Fund or other Vanguard funds, please visit	in Washington, DC. To find out more about this public
vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and
other information about the Fund are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at sec.gov,
The Vanguard Group
or you can receive copies of this information, for a fee,
Investor Information Department
by electronic request at the following e-mail address:
P.O. Box 2900
publicinfo@sec.gov, or by writing the Public Reference
Valley Forge, PA 19482-2900
Section, Securities and Exchange Commission,
Telephone: 800-662-7447 (SHIP); Text telephone for
Washington, DC 20549-1520.
people with hearing impairment: 800-749-7273
Fund’s Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 1345 042013

Vanguard Small-Cap Index Fund
Prospectus

April 12, 2013

Signal® Shares for Participants
Vanguard Small-Cap Index Fund Signal Shares (VSISX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	14
Investing in Index Funds	5	Investing With Vanguard	16
More on the Fund	6	Accessing Fund Information Online	19
The Fund and Vanguard	10	Glossary of Investment Terms	20
Investment Advisor	11
Dividends, Capital Gains, and Taxes	12
Share Price	13

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.10%
1 The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the
Fund through its investment in business development companies. The Fund's target benchmark no longer includes business development companies.

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small Cap Index, a broadly diversified index of stocks of small U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Index Fund Signal Shares

3

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.21% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.64% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Dec. 15,
	1 Year	5 Years	2006)
Vanguard Small-Cap Index Fund Signal Shares	18.25%	5.12%	4.29%
MSCI US Small Cap 1750 Index
(reflects no deduction for fees or expenses)	18.20%	5.00%	4.18%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

5

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund‘s Signal Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained on our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

6

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Fund) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2012, was $1.7 billion.

The Fund is subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

7

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the return of small-cap stocks. The Fund uses the replication method of indexing, meaning that it generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including stock futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably

8

priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

9

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

10

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

11

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Fund is:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed investment portfolios, including the Fund, since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

12

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

13

Financial Highlights

The following financial highlights table is intended to help you understand the Signal Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Signal Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Signal Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Signal Shares began fiscal year 2012 with a net asset value (price) of $30.08 per share. During the year, each Signal Share earned $0.648 from investment income (interest and dividends) and $4.841 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.649 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $34.92, reflecting earnings of $5.489 per share and distributions of $0.649 per share. This was an increase of $4.84 per share (from $30.08 at the beginning of the year to $34.92 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.25% for the year.

As of December 31, 2012, the Signal Shares had approximately $4.3 billion in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 1.96% of average net assets. The Fund sold and replaced securities valued at 14% of its net assets.

14

Small-Cap Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$30.08	$31.33	$24.79	$18.39	$29.38
Investment Operations
Net Investment Income	.648	.417	.359	.274	.385
Net Realized and Unrealized Gain (Loss)
on Investments	4.841	(1.254)	6.545	6.405	(10.985)
Total from Investment Operations	5.489	(.837)	6.904	6.679	(10.600)
Distributions
Dividends from Net Investment Income	(.649)	(.413)	(.364)	(.279)	(.390)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.649)	(.413)	(.364)	(.279)	(.390)
Net Asset Value, End of Period	$34.92	$30.08	$31.33	$24.79	$18.39
Total Return	18.25%	–2.68%	27.85%	36.34%	–36.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,329	$3,075	$2,300	$1,763	$1,172
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.96%	1.29%	1.38%	1.44%	1.60%
Portfolio Turnover Rate[1]	14%	17%	12%	14%	14%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

15

Investing With Vanguard

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Processing times for your transaction requests may differ among recordkeepers or among transaction types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing timeframes for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined NAV of the Fund‘s Signal Shares. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper, and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

16

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the

17

intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

No cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller’s authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks.

18

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information
		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Small-Cap Index Fund
Signal Shares	12/15/2006	SmCapSgl	1345	922908421
	(Investor Shares
10/3/1960)

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

19

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Small Cap 1750 Index. An index that tracks the stocks of approximately 1,750 small-capitalization companies in the U.S. market.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Securities. Stocks, bonds, money market instruments, and other investments.

20

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	To receive a free copy of the latest annual or semiannual
If you would like more information about Vanguard	report or the SAI, or to request additional information
Small-Cap Index Fund, the following documents are	about the Fund or other Vanguard funds, please visit
available free upon request:	vanguard.com or contact us as follows:

Annual/Semiannual Reports to Shareholders	The Vanguard Group
Additional information about the Fund’s investments is	Participant Services
available in the Fund’s annual and semiannual reports	P.O. Box 2900
to shareholders. In the annual report, you will find a	Valley Forge, PA 19482-2900
discussion of the market conditions and investment	Telephone: 800-523-1188
strategies that significantly affected the Fund’s	Text telephone for people with hearing impairment:
performance during its last fiscal year.	800-749-7273

Statement of Additional Information (SAI)	Information Provided by the Securities and
The SAI provides more detailed information about the	Exchange Commission (SEC)
Fund and is incorporated by reference into (and thus	You can review and copy information about the Fund
legally a part of) this prospectus.	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
service, call the SEC at 202-551-8090. Reports and
other information about the Fund are also available in
the EDGAR database on the SEC’s website at sec.gov,
or you can receive copies of this information, for a fee,
by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
I 1345 042013

Vanguard U.S. Stock Index
Small-Capitalization Funds Prospectus

April 12, 2013

Institutional Shares & Institutional Plus Shares
Vanguard Small-Cap Index Fund Institutional Shares (VSCIX)
Vanguard Small-Cap Index Fund Institutional Plus Shares (VSCPX)
Vanguard Small-Cap Value Index Fund Institutional Shares (VSIIX)
Vanguard Small-Cap Growth Index Fund Institutional Shares (VSGIX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Investing With Vanguard	34
Small-Cap Index Fund	1	Purchasing Shares	34
Small-Cap Value Index Fund*	6	Converting Shares	37
Small-Cap Growth Index Fund*	11	Redeeming Shares	38
Investing in Index Funds	16	Exchanging Shares	42
More on the Funds	17	Frequent-Trading Limitations	42
The Funds and Vanguard	23	Other Rules You Should Know	44
Investment Advisor	24	Fund and Account Updates	47
Dividends, Capital Gains, and Taxes	25	Contacting Vanguard	49
Share Price	28	Additional Information	50
Financial Highlights	29	Glossary of Investment Terms	52

Vanguard Small-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares
Management Expenses	0.05%	0.04%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses[1]	0.08%	0.06%
1 The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the
Fund through its investment in business development companies. The Fund's target benchmark no longer includes business development companies.

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$8	$26	$45	$103
Institutional Plus Shares	$6	$19	$34	$77

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small Cap Index, a broadly diversified index of stocks of small U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Index Fund Institutional Shares

3

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.21% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.64% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Small-Cap Index Fund Institutional Shares
Return Before Taxes	18.26%	5.17%	11.01%
Return After Taxes on Distributions	17.82	4.82	10.70
Return After Taxes on Distributions and Sale of Fund Shares	12.19	4.31	9.73
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Russell 2000 Index	16.35%	3.56%	9.72%
Spliced Small Cap Index	18.20	5.00	11.02
MSCI US Small Cap 1750 Index	18.20	5.00	11.01
		Since
		Inception
		(Dec. 17,
	1 Year	2010)
Vanguard Small-Cap Index Fund Institutional Plus Shares
Return Before Taxes	18.29%	7.60%
MSCI US Small Cap 1750 Index
(reflects no deduction for fees, expenses, or taxes)	18.20%	7.50%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$5 million	$100 million
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Small-Cap Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.05%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.10%
Total Annual Fund Operating Expenses[1]	0.18%
1 Acquired Fund Fees and Expenses are not included in the Fund's financial statements, which provide a clearer picture of a fund’s actual operating costs.

6

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

7

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Value Index Fund Institutional Shares

8

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.03% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.55% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Small-Cap Value Index Fund Institutional Shares
Return Before Taxes	18.78%	4.84%	9.78%
Return After Taxes on Distributions	18.15	4.33	9.29
Return After Taxes on Distributions and Sale of Fund Shares	12.65	3.96	8.51
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
S&P SmallCap 600 Value Index	18.21%	4.72%	10.35%
Spliced Small Cap Value Index	18.80	4.74	9.58
MSCI US Small Cap Value Index	18.80	4.74	10.27

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

9

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares
To open and maintain an account	$5 million
To add to an existing account	Generally $100 (other than by Automatic Investment
Plan, which has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

Vanguard Small-Cap Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.05%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.08%

11

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

12

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Growth Index Fund Institutional Shares

13

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.59% (quarter ended June 30, 2009), and the lowest return for a quarter was –27.91% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Small-Cap Growth Index Fund Institutional Shares
Return Before Taxes	17.68%	5.35%	11.20%
Return After Taxes on Distributions	17.45	5.20	11.09
Return After Taxes on Distributions and Sale of Fund Shares	11.69	4.56	10.01
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
S&P SmallCap 600 Growth Index	14.56%	5.51%	11.11%
Spliced Small Cap Growth Index	17.57	5.17	10.97
MSCI US Small Cap Growth Index	17.57	5.17	11.62

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

14

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 2004.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares
To open and maintain an account	$5 million
To add to an existing account	Generally $100 (other than by Automatic Investment
Plan, which has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

15

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

16

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds’ Institutional Shares, and the Small-Cap Index Fund’s Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million or $100 million, respectively. A separate prospectus offers the Funds’ Investor Shares, which have an investment minimum of $3,000, and Admiral™ Shares, which have an investment minimum of $10,000. Another prospectus offers Signal® Shares for the Small-Cap Index Fund, which are generally for institutional and financial intermediary investors. In addition, each Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

17

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that generally invests in small, developing, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

18

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Funds) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Small-Cap Index	$1.7 billion
Small-Cap Value Index	1.7
Small-Cap Growth Index	1.8

19

Each Fund is subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond,

20

or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio

21

management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

22

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

23

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

24

The managers primarily responsible for the day-to-day management of the Funds are:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios, including the Small-Cap Index Fund, since 1991; and has managed the Small-Cap Value Index Fund since its inception in 1998. Education: B.S., University of Vermont; M.B.A., Villanova University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1994; and has managed the Small-Cap Growth Index Fund since 2004. Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

25

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

  A sale or exchange of Fund shares is a taxable event. This means that you may have capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

26

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

27

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

28

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds’ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Small-Cap Index Fund’s Institutional Shares as an example. The Institutional Shares began fiscal year 2012 with a net asset value
(price) of $33.39 per share. During the year, each Institutional Share earned
$0.724 from investment income (interest and dividends) and $5.372 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.726 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $38.76, reflecting earnings of $6.096 per share and distributions of $0.726 per share. This was an increase of $5.37 per share (from $33.39 at the beginning of the year to $38.76 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.26% for the year.

As of December 31, 2012, the Institutional Shares had approximately $6 billion in net assets. For the year, the expense ratio was 0.08% ($0.80 per $1,000 of net assets), and the net investment income amounted to 1.98% of average net assets. The Fund sold and replaced securities valued at 14% of its net assets.

29

Small-Cap Index Fund Institutional Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.39	$34.77	$27.50	$20.40	$32.60
Investment Operations
Net Investment Income	.724	.467	.410	.316	.441
Net Realized and Unrealized Gain (Loss)
on Investments	5.372	(1.385)	7.276	7.106	(12.196)
Total from Investment Operations	6.096	(.918)	7.686	7.422	(11.755)
Distributions
Dividends from Net Investment Income	(.726)	(.462)	(.416)	(.322)	(.445)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.726)	(.462)	(.416)	(.322)	(.445)
Net Asset Value, End of Period	$38.76	$33.39	$34.77	$27.50	$20.40
Total Return	18.26%	–2.65%	27.95%	36.40% –35.98%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,955	$4,894	$5,711	$4,162	$2,545
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.07%
Ratio of Net Investment Income to
Average Net Assets	1.98%	1.31%	1.42%	1.50%	1.65%
Portfolio Turnover Rate[1]	14%	17%	12%	14%	14%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

30

Small-Cap Index Fund Institutional Plus Shares
			Dec. 17,
		Year Ended	2010[1]to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$96.37	$100.38	$100.73
Investment Operations
Net Investment Income	2.114	1.373	.064[2]
Net Realized and Unrealized Gain (Loss) on Investments	15.506	(4.023)	.767
Total from Investment Operations	17.620	(2.650)	.831
Distributions
Dividends from Net Investment Income	(2.120)	(1.360)	(1.181)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.120)	(1.360)	(1.181)
Net Asset Value, End of Period	$111.87	$96.37	$100.38
Total Return	18.29%	–2.65%	0.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,435	$1,840	$341
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%[3]
Ratio of Net Investment Income
to Average Net Assets	2.00%	1.33%	1.44%[3]
Portfolio Turnover Rate[4]	14%	17%	12%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

31

Small-Cap Value Index Fund Institutional Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.07	$16.04	$13.09	$10.22	$15.53
Investment Operations
Net Investment Income	.459	.338	.311	.262	.315
Net Realized and Unrealized Gain (Loss)
on Investments	2.371	(.973)	2.957	2.874	(5.307)
Total from Investment Operations	2.830	(.635)	3.268	3.136	(4.992)
Distributions
Dividends from Net Investment Income	(.460)	(.335)	(.318)	(.266)	(.318)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.460)	(.335)	(.318)	(.266)	(.318)
Net Asset Value, End of Period	$17.44	$15.07	$16.04	$13.09	$10.22
Total Return	18.78%	–3.97%	24.97%	30.71%	–32.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$979	$722	$871	$543	$383
Ratio of Total Expenses to
Average Net Assets[1]	0.08%	0.08%	0.08%	0.08%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.82%	2.06%	2.21%	2.46%	2.49%
Portfolio Turnover Rate[2]	25%	30%	25%	33%	30%

1 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

32

Small-Cap Growth Index Fund Institutional Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.53	$21.96	$16.85	$11.91	$20.04
Investment Operations
Net Investment Income	.265	.125	.107	.072	.121
Net Realized and Unrealized Gain (Loss)
on Investments	3.540	(.432)	5.111	4.944	(8.126)
Total from Investment Operations	3.805	(.307)	5.218	5.016	(8.005)
Distributions
Dividends from Net Investment Income	(.265)	(.123)	(.108)	(.076)	(.125)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.265)	(.123)	(.108)	(.076)	(.125)
Net Asset Value, End of Period	$25.07	$21.53	$21.96	$16.85	$11.91
Total Return	17.68%	–1.40%	30.96%	42.13%	–39.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,302	$1,622	$1,527	$945	$511
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.07%
Ratio of Net Investment Income to
Average Net Assets	1.13%	0.53%	0.61%	0.53%	0.76%
Portfolio Turnover Rate[1]	37%	40%	34%	38%	38%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

33

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares and Institutional Plus Shares To open and maintain an account. Institutional Shares—$5 million; Institutional Plus Shares—$100 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

34

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

35

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard

36

reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the Fund, provided that your account meets all

37

eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs. Please note that mandatory conversions do not apply to ETF shares.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

38

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

39

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

40

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven

41

calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.

  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

  Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.

  Purchases of shares by asset transfer or direct rollover.

  Conversions of shares from one share class to another in the same fund.

  Checkwriting redemptions.

  Section 529 college savings plans.

  Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.

  Distributions, loans, and in-service withdrawals from a plan.

  Redemptions of shares as part of a plan termination or at the direction of the plan.

  Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

  Redemptions of shares to pay fund or account fees.

  Share or asset transfers or rollovers.

  Reregistrations of shares.

  Conversions of shares from one share class to another in the same fund.

  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy

43

previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our

44

website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

45

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

46

Low-Balance Accounts

Each Fund reserves the right to convert an investor’s Institutional Shares or Institutional Plus Shares to another share class, as appropriate, if the investor’s fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

47

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard U.S. Stock Index Small-Capitalization Funds twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.

  Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

48

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

Vanguard Addresses
Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

49

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Small-Cap Index Fund
Institutional Shares	7/7/1997	SmCapInst	857	922908876
	(Investor Shares
10/3/1960)

Institutional Plus Shares	12/17/2010	SmCapIstPl	1861	922908397
Small-Cap Value Index Fund
Institutional Shares	12/7/1999	SmValInst	865	922908785
	(Investor Shares
5/21/1998)

Small-Cap Growth Index Fund
Institutional Shares	5/24/2000	SmGthInst	866	922908819
	(Investor Shares
5/21/1998)

50

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

51

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Small Cap 1750 Index. An index that tracks the stocks of approximately 1,750 small-capitalization companies in the U.S. market.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

52

Russell 2000 Index. An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P SmallCap 600 Growth Index. An index that tracks the growth companies of the S&P SmallCap 600 Index.

S&P SmallCap 600 Value Index. An index that tracks the value companies of the S&P SmallCap 600 Index.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Small Cap Growth Index. An index that reflects performance of the S&P SmallCap 600 Growth Index through May 16, 2003, and performance of the MSCI US Small Cap Growth Index thereafter.

Spliced Small Cap Index. An index that reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter.

Spliced Small Cap Value Index. An index that reflects performance of the S&P SmallCap 600 Value Index through May 16, 2003, and performance of the MSCI US Small Cap Value Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:
If you would like more information about Vanguard	The Vanguard Group
U.S. Stock Index Small-Capitalization Funds, the	Institutional Investor Information Department
following documents are available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Funds’ investments is
with hearing impairment: 800-749-7273
available in the Funds’ annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
strategies that significantly affected the Funds’	transactions, and/or account statements, please call:
performance during their last fiscal year.
Client Services Department
Statement of Additional Information (SAI)	Telephone: 800-662-2739 (CREW); Text telephone for
The SAI provides more detailed information about the	people with hearing impairment: 800-749-7273
Funds and is incorporated by reference into (and thus
Information Provided by the Securities and
legally a part of) this prospectus.
Exchange Commission (SEC)
To receive a free copy of the latest annual or	You can review and copy information about the Funds
semiannual report or the SAI, or to request additional	(including the SAI) at the SEC’s Public Reference Room
information about the Funds or other Vanguard funds,	in Washington, DC. To find out more about this public
please visit vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and
other information about the Funds are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at sec.gov,
The Vanguard Group
or you can receive copies of this information, for a fee,
Investor Information Department
by electronic request at the following e-mail address:
P.O. Box 2900
publicinfo@sec.gov, or by writing the Public Reference
Valley Forge, PA 19482-2900
Section, Securities and Exchange Commission,
Telephone: 800-662-7447 (SHIP); Text telephone for
Washington, DC 20549-1520.
people with hearing impairment: 800-749-7273
Funds’ Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 857 042013

Vanguard U.S. Stock Index Small-Capitalization Funds Prospectus

April 12, 2013

Admiral™ Shares for Participants

Vanguard Small-Cap Value Index Fund Admiral Shares (VSIAX)

Vanguard Small-Cap Growth Index Fund Admiral Shares (VSGAX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		More on the Funds	10
Small-Cap Value Index Fund	1	The Funds and Vanguard	16
Small-Cap Growth Index Fund	5	Investment Advisor	17
Investing in Index Funds	9	Dividends, Capital Gains, and Taxes	18
		Share Price	19
		Financial Highlights	20
		Investing With Vanguard	23
		Accessing Fund Information Online	27
		Glossary of Investment Terms	28

Vanguard Small-Cap Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.10%
Total Annual Fund Operating Expenses[1]	0.20%
1 Acquired Fund Fees and Expenses are not included in the Fund's financial statements, which provide a clearer picture of a fund’s actual operating costs.

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund‘s Admiral Shares in their first full calendar year. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Value Index Fund Admiral Shares

3

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.14% (quarter ended March 31, 2012), and the lowest return for a quarter was –3.14% (quarter ended June 30, 2012).

Average Annual Total Returns for Periods Ended December 31, 2012

		Since
		Inception
		(Sep. 27,
	1 Year	2011)
Vanguard Small-Cap Value Index Fund Admiral Shares	18.77%	23.68%
MSCI US Small Cap Value Index
(reflects no deduction for fees or expenses)	18.80%	23.70%

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

Vanguard Small-Cap Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.10%

5

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

6

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund‘s Admiral Shares in their first full calendar year. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Growth Index Fund Admiral Shares

7

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.81% (quarter ended March 31, 2012), and the lowest return for a quarter was –3.79% (quarter ended June 30, 2012).

Average Annual Total Returns for Periods Ended December 31, 2012

		Since
		Inception
		(Sep. 27,
	1 Year	2011)
Vanguard Small-Cap Growth Index Fund Admiral Shares	17.66%	20.91%
MSCI US Small Cap Growth Index
(reflects no deduction for fees or expenses)	17.57%	20.81%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 2004.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

8

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

9

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds‘ Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained on our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

10

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that generally invests in small, developing, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

11

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Funds) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Small-Cap Value Index	$1.7 billion
Small-Cap Growth Index	1.8

12

Each Fund is subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond,

13

or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt

14

portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

15

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

16

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

17

The managers primarily responsible for the day-to-day management of the Funds are:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the Small-Cap Value Index Fund since its inception in 1998. Education: B.S., University of Vermont; M.B.A., Villanova University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1994; and has managed the Small-Cap Growth Index Fund since 2004. Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

18

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

19

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds‘ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Small-Cap Value Index Fund’s Admiral Shares as an example. The Admiral Shares began fiscal year 2012 with a net asset value (price)
of $26.96 per share. During the year, each Admiral Share earned $0.814 from investment income (interest and dividends) and $4.245 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.819 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $31.20, reflecting earnings of $5.059 per share and distributions of $0.819 per share. This was an increase of $4.24 per share (from $26.96 at the beginning of the year to $31.20 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.77% for the year.

As of December 31, 2012, the Admiral Shares had approximately $2.6 billion in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 2.80% of average net assets. The Fund sold and replaced securities valued at 25% of its net assets.

20

Small-Cap Value Index Fund Admiral Shares

	Year	Sept. 27,
	Ended	2011[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$26.96	$25.00
Investment Operations
Net Investment Income	.814	.196
Net Realized and Unrealized Gain (Loss) on Investments	4.245	2.320
Total from Investment Operations	5.059	2.516
Distributions
Dividends from Net Investment Income	(.819)	(.556)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.819)	(.556)
Net Asset Value, End of Period	$31.20	$26.96
Total Return	18.77%	10.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,563	$1,941
Ratio of Total Expenses to Average Net Assets[2]	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.80%	2.04%[3]
Portfolio Turnover Rate[4]	25%	30%

1	Inception.
2	Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

21

,
Small-Cap Growth Index Fund Admiral Shares

	Year	Sept. 27,
	Ended	2011[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$26.88	$25.00
Investment Operations
Net Investment Income	.326	.031
Net Realized and Unrealized Gain (Loss) on Investments	4.420	1.962
Total from Investment Operations	4.746	1.993
Distributions
Dividends from Net Investment Income	(.326)	(.113)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.326)	(.113)
Net Asset Value, End of Period	$31.30	$26.88
Total Return	17.66%	7.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,539	$1,781
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[2]
Ratio of Net Investment Income to Average Net Assets	1.11%	0.51%[2]
Portfolio Turnover Rate[3]	37%	40%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

22

Investing With Vanguard

One or both of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Processing times for your transaction requests may differ among recordkeepers or among transaction types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing timeframes for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined NAV of the Fund‘s Admiral Shares. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper, and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

23

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the

24

intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

No cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller’s authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks.

25

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation Fund Number		Number
Small-Cap Value Index Fund
Admiral Shares	9/27/2011	SmValAdml	5860	921937686
(Investor Shares
	5/21/1998)
Small-Cap Growth Index Fund
Admiral Shares	9/27/2011	SmGthAdml	5861	921937710
(Investor Shares
	5/21/1998)

26

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

27

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

S&P SmallCap 600 Growth Index. An index that tracks the growth companies of the S&P SmallCap 600 Index.

28

S&P SmallCap 600 Value Index. An index that tracks the value companies of the S&P SmallCap 600 Index.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	Information Provided by the Securities and
If you would like more information about Vanguard	Exchange Commission (SEC)
U.S. Stock Index Small-Capitalization Funds, the	You can review and copy information about the Funds
following documents are available free upon request:	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
Annual/Semiannual Reports to Shareholders
service, call the SEC at 202-551-8090. Reports and
Additional information about the Funds’ investments is
other information about the Funds are also available in
available in the Funds’ annual and semiannual reports
the EDGAR database on the SEC’s website at sec.gov,
to shareholders. In the annual report, you will find a
or you can receive copies of this information, for a fee,
discussion of the market conditions and investment
by electronic request at the following e-mail address:
strategies that significantly affected the Funds’
publicinfo@sec.gov, or by writing the Public Reference
performance during their last fiscal year.
Section, Securities and Exchange Commission,
Statement of Additional Information (SAI)	Washington, DC 20549-1520.
The SAI provides more detailed information about
Funds’ Investment Company Act file number: 811-02652
the Funds and is incorporated by reference into (and
thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual
report or the SAI, or to request additional information
about the Funds or other Vanguard funds, please visit
vanguard.com or contact us as follows:

The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment:
800-749-7273

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
I 5860 042013

Vanguard U.S. Stock Index
Mid-Capitalization Funds Prospectus

April 12, 2013

Investor Shares & Admiral™ Shares
Vanguard Extended Market Index Fund Investor Shares (VEXMX)
Vanguard Extended Market Index Fund Admiral Shares (VEXAX)
Vanguard Mid-Cap Index Fund Investor Shares (VIMSX)
Vanguard Mid-Cap Index Fund Admiral Shares (VIMAX)
Vanguard Mid-Cap Value Index Fund Investor Shares (VMVIX)
Vanguard Mid-Cap Value Index Fund Admiral Shares (VMVAX)
Vanguard Mid-Cap Growth Index Fund Investor Shares (VMGIX)
Vanguard Mid-Cap Growth Index Fund Admiral Shares (VMGMX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Financial Highlights	34
Extended Market Index Fund	1	Investing With Vanguard	43
Mid-Cap Index Fund	6	Purchasing Shares	43
Mid-Cap Value Index Fund*	11	Converting Shares	46
Mid-Cap Growth Index Fund*	16	Redeeming Shares	48
Investing in Index Funds	21	Exchanging Shares	51
More on the Funds	22	Frequent-Trading Limitations	52
The Funds and Vanguard	28	Other Rules You Should Know	54
Investment Advisor	29	Fund and Account Updates	58
Dividends, Capital Gains, and Taxes	30	Contacting Vanguard	60
Share Price	32	Additional Information	61
		Glossary of Investment Terms	63

*

Vanguard Extended Market Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.21%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses[1]	0.28%	0.14%
1 Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$29	$90	$157	$356
Admiral Shares	$14	$45	$79	$179

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s Completion Index, a broadly diversified index of stocks of small and mid-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in approximately 1,200 of the stocks in its target index (covering nearly 85% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the

2

fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, small-and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Extended Market Index Fund Investor Shares

3

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.69% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.60% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Extended Market Index Fund Investor Shares
Return Before Taxes	18.31%	4.08%	10.58%
Return After Taxes on Distributions	17.99	3.84	10.34
Return After Taxes on Distributions and Sale of Fund Shares	12.19	3.42	9.38
Vanguard Extended Market Index Fund Admiral Shares
Return Before Taxes	18.48%	4.24%	10.73%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Spliced Dow Jones U.S. Completion Total Stock Market Index	17.89%	3.96%	10.86%
Spliced Extended Market Index	18.45	4.09	10.63
Standard & Poor's Completion Index	18.45	4.09	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 1997.

4

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Mid-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.20%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.02%
Total Annual Fund Operating Expenses	0.24%	0.10%

6

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$25	$77	$135	$306
Admiral Shares	$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

7

• Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.53% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.63% (quarter ended December 31, 2008).

8

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Mid-Cap Index Fund Investor Shares
Return Before Taxes	15.80%	3.01%	9.90%
Return After Taxes on Distributions	15.55	2.78	9.67
Return After Taxes on Distributions and Sale of Fund Shares	10.52	2.51	8.77
Vanguard Mid-Cap Index Fund Admiral Shares
Return Before Taxes	15.99%	3.15%	10.02%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
S&P MidCap 400 Index	17.88%	5.15%	10.53%
Spliced Mid Cap Index	16.04	3.19	10.01
MSCI US Mid Cap 450 Index	16.04	3.19	10.43

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

9

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

Vanguard Mid-Cap Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.20%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.02%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses[1]	0.26%	0.12%
1 Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

11

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$27	$84	$146	$331
Admiral Shares	$12	$39	$68	$154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of value stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

12

• Investment style risk, which is the chance that returns from mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Value Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.96% (quarter ended September 30, 2009), and the lowest return for a quarter was –24.14% (quarter ended December 31, 2008).

13

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Aug. 24,
	1 Year	5 Years	2006)
Vanguard Mid-Cap Value Index Fund Investor Shares
Return Before Taxes	15.91%	4.12%	4.41%
Return After Taxes on Distributions	15.54	3.74	4.03
Return After Taxes on Distributions and Sale of Fund Shares	10.68	3.42	3.68
MSCI US Mid Cap Value Index
(reflects no deduction for fees, expenses, or taxes)	16.09%	4.33%	4.59%
		Since
		Inception
		(Sep. 27,
	1 Year	2011)
Vanguard Mid-Cap Value Index Fund Admiral Shares
Return Before Taxes	16.02%	20.73%
MSCI US Mid Cap Value Index
(reflects no deduction for fees, expenses, or taxes)	16.09%	20.80%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 2006.

14

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

15

Vanguard Mid-Cap Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.20%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.02%
Total Annual Fund Operating Expenses	0.24%	0.10%

16

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$25	$77	$135	$306
Admiral Shares	$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of growth stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

17

• Investment style risk, which is the chance that returns from mid-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Growth Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.99% (quarter ended September 30, 2009), and the lowest return for a quarter was –27.33% (quarter ended December 31, 2008).

18

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Aug. 24,
	1 Year	5 Years	2006)
Vanguard Mid-Cap Growth Index Fund Investor Shares
Return Before Taxes	15.81%	1.61%	5.31%
Return After Taxes on Distributions	15.72	1.54	5.23
Return After Taxes on Distributions and Sale of Fund Shares	10.40	1.36	4.58
MSCI US Mid Cap Growth Index
(reflects no deduction for fees, expenses, or taxes)	16.03%	1.82%	5.49%
		Since
		Inception
		(Sep. 27,
	1 Year	2011)
Vanguard Mid-Cap Growth Index Fund Admiral Shares
Return Before Taxes	15.96%	15.18%
MSCI US Mid Cap Growth Index
(reflects no deduction for fees, expenses, or taxes)	16.03%	15.28%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 2013.

19

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

20

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

21

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds’ Investor Shares and Admiral Shares. A separate prospectus offers Signal® Shares for the Extended Market Index and Mid-Cap Index Funds, which are generally for institutional and financial intermediary investors. Another prospectus offers those Funds’ Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million or $100 million, respectively. In addition, each Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

22

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that generally invests in small, developing, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

23

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks (such as those held by the Funds) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Extended Market Index	$2.8 billion
Mid-Cap Index	6.7
Mid-Cap Value Index	6.1
Mid-Cap Growth Index	7.4

24

Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small- and mid-capitalization stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Extended Market Index Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Extended Market Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The remaining Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

25

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and

26

administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a

27

result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

28

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Funds is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios, including the Extended Market Index Fund, since 1997; has managed the Mid-Cap Index and Mid-Cap Value Index Funds since their inceptions in 1998 and 2006, respectively; and has managed the Mid-Cap Growth Index Fund since 2013. Education: B.S.B.A., Shippensburg University.

29

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

30

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

31

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

32

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

33

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds‘ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Extended Market Index Fund’s Investor Shares as an example. The Investor Shares began fiscal year 2012 with a net asset value (price)
of $39.34 per share. During the year, each Investor Share earned $0.688 from investment income (interest and dividends) and $6.515 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.683 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $45.86, reflecting earnings of $7.203 per share and distributions of $0.683 per share. This was an increase of $6.52 per share (from $39.34 at the beginning of the year to $45.86 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.31% for the year.

As of December 31, 2012, the Investor Shares had approximately $2.9 billion in net assets. For the year, the expense ratio was 0.24% ($2.40 per $1,000 of net assets), and the net investment income amounted to 1.62% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.

34

Extended Market Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$39.34	$41.26	$32.67	$24.01	$39.89
Investment Operations
Net Investment Income	.688	.385	.360	.316	.392
Net Realized and Unrealized Gain (Loss)
on Investments	6.515	(1.923)	8.581	8.670	(15.862)
Total from Investment Operations	7.203	(1.538)	8.941	8.986	(15.470)
Distributions
Dividends from Net Investment Income	(.683)	(.382)	(.351)	(.326)	(.410)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.683)	(.382)	(.351)	(.326)	(.410)
Net Asset Value, End of Period	$45.86	$39.34	$41.26	$32.67	$24.01
Total Return[1]	18.31%	–3.73%	27.37%	37.43% –38.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,857	$2,753	$3,405	$4,309	$3,080
Ratio of Total Expenses to Average Net Assets[2]	0.24%	0.24%	0.26%	0.30%	0.25%
Ratio of Net Investment Income to Average
Net Assets	1.62%	0.93%	1.07%	1.16%	1.22%
Portfolio Turnover Rate[3]	12%	14%	10%	17%	13%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

35

Extended Market Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$39.35	$41.28	$32.67	$24.01	$39.90
Investment Operations
Net Investment Income	.758	.450	.399	.362	.443
Net Realized and Unrealized Gain (Loss)
on Investments	6.513	(1.932)	8.606	8.673	(15.881)
Total from Investment Operations	7.271	(1.482)	9.005	9.035	(15.438)
Distributions
Dividends from Net Investment Income	(.751)	(.448)	(.395)	(.375)	(.452)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.751)	(.448)	(.395)	(.375)	(.452)
Net Asset Value, End of Period	$45.87	$39.35	$41.28	$32.67	$24.01
Total Return[1]	18.48%	–3.59%	27.57%	37.65% –38.63%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,970	$5,018	$5,161	$2,300	$1,705
Ratio of Total Expenses to Average
Net Assets[2]	0.10%	0.10%	0.12%	0.13%	0.10%
Ratio of Net Investment Income to Average
Net Assets	1.76%	1.07%	1.21%	1.33%	1.37%
Portfolio Turnover Rate[3]	12%	14%	10%	17%	13%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

36

Mid-Cap Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$19.65	$20.31	$16.36	$11.80	$20.70
Investment Operations
Net Investment Income	.286	.233	.214	.171	.224
Net Realized and Unrealized Gain (Loss)
on Investments	2.818	(.661)	3.951	4.571	(8.894)
Total from Investment Operations	3.104	(.428)	4.165	4.742	(8.670)
Distributions
Dividends from Net Investment Income	(.284)	(.232)	(.215)	(.182)	(.230)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.284)	(.232)	(.215)	(.182)	(.230)
Net Asset Value, End of Period	$22.47	$19.65	$20.31	$16.36	$11.80
Total Return[1]	15.80%	–2.11%	25.46%	40.22%	–41.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,887	$4,168	$5,602	$6,789	$4,652
Ratio of Total Expenses to Average Net Assets	0.24%	0.24%	0.26%	0.27%	0.22%
Ratio of Net Investment Income to Average
Net Assets	1.36%	1.15%	1.25%	1.32%	1.36%
Portfolio Turnover Rate[2]	17%	22%	16%	21%	24%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

37

Mid-Cap Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$89.15	$92.17	$74.23	$53.49	$93.93
Investment Operations
Net Investment Income	1.450	1.212	1.049	.855	1.099
Net Realized and Unrealized Gain (Loss)
on Investments	12.808	(3.023)	17.946	20.782	(40.405)
Total from Investment Operations	14.258	(1.811)	18.995	21.637	(39.306)
Distributions
Dividends from Net Investment Income	(1.438)	(1.209)	(1.055)	(.897)	(1.134)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.438)	(1.209)	(1.055)	(.897)	(1.134)
Net Asset Value, End of Period	$101.97	$89.15	$92.17	$74.23	$53.49
Total Return[1]	15.99%	–1.97%	25.59%	40.48% –41.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,895	$5,989	$6,036	$2,184	$1,601
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to Average
Net Assets	1.50%	1.29%	1.39%	1.45%	1.47%
Portfolio Turnover Rate[2]	17%	22%	16%	21%	24%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

38

Mid-Cap Value Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.34	$20.85	$17.45	$12.92	$20.95
Investment Operations
Net Investment Income	.423	.417	.371	.300	.466[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.813	(.509)	3.403	4.551	(8.156)
Total from Investment Operations	3.236	(.092)	3.774	4.851	(7.690)
Distributions
Dividends from Net Investment Income	(.416)	(.418)	(.374)	(.321)	(.340)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.416)	(.418)	(.374)	(.321)	(.340)
Net Asset Value, End of Period	$23.16	$20.34	$20.85	$17.45	$12.92
Total Return[2]	15.91%	–0.44%	21.63%	37.61%	–36.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$487	$455	$683	$459	$217
Ratio of Total Expenses to Average
Net Assets[3]	0.24%	0.24%	0.26%	0.30%	0.25%
Ratio of Net Investment Income to Average
Net Assets	2.21%	1.97%	1.99%	2.14%	2.73%
Portfolio Turnover Rate[4]	33%	41%	37%	47%	45%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown.
3 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

39

Mid-Cap Value Index Fund Admiral Shares
	Year	Sept. 27,
	Ended	2011[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$26.77	$25.00
Investment Operations
Net Investment Income	.598	.157
Net Realized and Unrealized Gain (Loss)
on Investments	3.692	2.165
Total from Investment Operations	4.290	2.322
Distributions
Dividends from Net Investment Income	(.590)	(.552)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.590)	(.552)
Net Asset Value, End of Period	$30.47	$26.77

Total Return[2]	16.02%	9.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$724	$268
Ratio of Total Expenses to Average Net Assets[3]	0.10%	0.10%[4]
Ratio of Net Investment Income to Average
Net Assets	2.35%	2.11%[4]
Portfolio Turnover Rate[5]	33%	41%
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown.
3 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

40

Mid-Cap Growth Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$23.43	$24.46	$19.05	$13.43	$25.50
Investment Operations
Net Investment Income	.146	.087	.104[1]	.084	.059
Net Realized and Unrealized Gain (Loss)
on Investments	3.559	(1.027)	5.408	5.629	(12.065)
Total from Investment Operations	3.705	(.940)	5.512	5.713	(12.006)
Distributions
Dividends from Net Investment Income	(.145)	(.090)	(.102)	(.093)	(.064)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.145)	(.090)	(.102)	(.093)	(.064)
Net Asset Value, End of Period	$26.99	$23.43	$24.46	$19.05	$13.43
Total Return[2]	15.81%	–3.84%	28.93%	42.54%	–47.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$483	$503	$958	$546	$275
Ratio of Total Expenses to Average
Net Assets	0.24%	0.24%	0.26%	0.30%	0.25%
Ratio of Net Investment Income to Average
Net Assets	0.58%	0.35%	0.57%[1]	0.55%	0.37%
Portfolio Turnover Rate[3]	38%	41%	38%	43%	54%
1 Net investment income per share and the ratio of net investment income to average net assets include $0.011 and 0.06%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

41

Mid-Cap Growth Index Fund Admiral Shares
	Year	Sept. 27,
	Ended	2011[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$25.66	$25.00
Investment Operations
Net Investment Income	.205	.027
Net Realized and Unrealized Gain (Loss)
on Investments	3.889	0.736
Total from Investment Operations	4.094	0.763
Distributions
Dividends from Net Investment Income	(.204)	(.103)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.204)	(.103)
Net Asset Value, End of Period	$29.55	$25.66

Total Return[2]	15.96%	3.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$913	$525
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[3]
Ratio of Net Investment Income to Average
Net Assets	0.72%	0.49%[3]
Portfolio Turnover Rate[4]	38%	41%
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

42

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

Account Minimums for Admiral Shares

To open and maintain an account. $10,000. If you request Admiral Shares when you open a new account, but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

43

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

44

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Please note that Admiral Shares generally are not available for:

• SIMPLE IRAs and Individual 403(b)(7) Custodial Accounts or

• Certain retirement plan accounts receiving special administrative services from Vanguard, including Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money

45

orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a

46

nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process

47

a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs. Please note that mandatory conversions do not apply to ETF Shares.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

48

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your

49

Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

50

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

51

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

52

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

53

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

54

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

55

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum initial investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship clients. Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in

56

employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

57

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

58

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard U.S. Stock Index Mid-Capitalization Funds twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

59

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP)	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

60

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
Extended Market Index Fund
Investor Shares	12/21/1987	Yes	Extnd	98	922908207
Admiral Shares	11/13/2000	Yes	ExtndAdml	598	922908694
Mid-Cap Index Fund
Investor Shares	5/21/1998	Yes	MidCp	859	922908843
Admiral Shares	11/12/2001	Yes	MidCpAdml	5859	922908645
Mid-Cap Value Index Fund
Investor Shares	8/24/2006	Yes	MdCpVlIn	835	922908520
Admiral Shares	9/27/2011	Yes	MdCpVIAdml	5835	921937694
Mid-Cap Growth Index Fund
Investor Shares	8/24/2006	Yes	MdCpGrln	832	922908546
Admiral Shares	9/27/2011	Yes	MdCpGrAdml	5832	921937728

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE

61

MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P® and S&P 500® are registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The Standard & Poor’s Completion Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard Extended Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Extended Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Extended Market Index Fund particularly or the ability of the Standard & Poor’s Completion Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the Standard & Poor’s Completion Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Standard & Poor’s Completion Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Extended Market Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Extended Market Index Fund into consideration in determining, composing or calculating the Standard & Poor’s Completion Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Extended Market Index Fund or the timing of the issuance or sale of Vanguard Extended Market Index Fund or in the determination or calculation of the equation by which Vanguard Extended Market Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Extended Market Index Fund. There is no assurance that investment products based on the Standard & Poor’s Completion Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE STANDARD & POOR’S COMPLETION INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE STANDARD & POOR’S COMPLETION INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

62

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Mid Cap 450 Index. An index that tracks the stocks of approximately 450 mid-capitalization companies in the U.S. market.

63

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

S&P MidCap 400 Index. An index that includes stocks of 400 mid-size U.S. companies representing a spectrum of industries.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Dow Jones U.S. Completion Total Stock Market Index. An index that reflects the performance of the Dow Jones Wilshire 4500 Index through June 30, 2008, and performance of the Dow Jones U.S. Completion Total Stock Market Index thereafter.

Spliced Extended Market Index. An index that reflects the performance of the Dow Jones Wilshire 4500 Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter.

Spliced Mid Cap Index. An index that reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

64

This page intentionally left blank.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a current Vanguard shareholder and would
If you would like more information about Vanguard	like information about your account, account
U.S. Stock Index Mid-Capitalization Funds, the	transactions, and/or account statements, please call:
following documents are available free upon request:
Client Services Department
Annual/Semiannual Reports to Shareholders	Telephone: 800-662-2739 (CREW)
Additional information about the Funds’ investments is	Text telephone for people with hearing impairment:
available in the Funds’ annual and semiannual reports	800-749-7273
to shareholders. In the annual report, you will find a
Information Provided by the Securities and
discussion of the market conditions and investment
Exchange Commission (SEC)
strategies that significantly affected the Funds’
You can review and copy information about the Funds
performance during their last fiscal year.
(including the SAI) at the SEC’s Public Reference Room
Statement of Additional Information (SAI)	in Washington, DC. To find out more about this public
The SAI provides more detailed information about	service, call the SEC at 202-551-8090. Reports and
the Funds and is incorporated by reference into (and	other information about the Funds are also available in
thus legally a part of) this prospectus.	the EDGAR database on the SEC’s website at sec.gov,
or you can receive copies of this information, for a fee,
To receive a free copy of the latest annual or semiannual
by electronic request at the following e-mail address:
report or the SAI, or to request additional information
publicinfo@sec.gov, or by writing the Public Reference
about the Funds or other Vanguard funds, please visit
Section, Securities and Exchange Commission,
vanguard.com or contact us as follows:
Washington, DC 20549-1520.
The Vanguard Group
Funds’ Investment Company Act file number: 811-02652
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment:
800-749-7273

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 859 042013

Vanguard U.S. Stock Index
Mid-Capitalization Funds Prospectus

April 12, 2013

Investor Shares for Participants
Vanguard Extended Market Index Fund Investor Shares (VEXMX)
Vanguard Mid-Cap Index Fund Investor Shares (VIMSX)
Vanguard Mid-Cap Value Index Fund Investor Shares (VMVIX)
Vanguard Mid-Cap Growth Index Fund Investor Shares (VMGIX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		More on the Funds	19
Extended Market Index Fund	1	The Funds and Vanguard	25
Mid-Cap Index Fund	6	Investment Advisor	26
Mid-Cap Value Index Fund*	10	Dividends, Capital Gains, and Taxes	27
Mid-Cap Growth Index Fund*	14	Share Price	28
Investing in Index Funds	18	Financial Highlights	29
		Investing With Vanguard	34
		Accessing Fund Information Online	38
		Glossary of Investment Terms	40

*

Vanguard Extended Market Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.21%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1]	0.28%
1 Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s Completion Index, a broadly diversified index of stocks of small and mid-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in approximately 1,200 of the stocks in its target index (covering nearly 85% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, small-and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Extended Market Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.69% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.60% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Extended Market Index Fund Investor Shares	18.31%	4.08%	10.58%
Comparative Indexes
(reflect no deduction for fees or expenses)
Spliced Dow Jones U.S. Completion Total Stock Market Index	17.89%	3.96%	10.86%
Spliced Extended Market Index	18.45	4.09	10.63
Standard & Poor's Completion Index	18.45	4.09	—

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 1997.

4

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Mid-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.20%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.24%

6

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

7

• Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.53% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.63% (quarter ended December 31, 2008).

8

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Mid-Cap Index Fund Investor Shares	15.80%	3.01%	9.90%
Comparative Indexes
(reflect no deduction for fees or expenses)
S&P MidCap 400 Index	17.88%	5.15%	10.53%
Spliced Mid Cap Index	16.04	3.19	10.01
MSCI US Mid Cap 450 Index	16.04	3.19	10.43

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

9

Vanguard Mid-Cap Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.20%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.26%
1 Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

10

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of value stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

11

• Investment style risk, which is the chance that returns from mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Value Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.96% (quarter ended September 30, 2009), and the lowest return for a quarter was –24.14% (quarter ended December 31, 2008).

12

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Aug. 24,
	1 Year	5 Years	2006)
Vanguard Mid-Cap Value Index Fund Investor Shares	15.91%	4.12%	4.41%
MSCI US Mid Cap Value Index
(reflects no deduction for fees or expenses)	16.09%	4.33%	4.59%

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 2006.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

13

Vanguard Mid-Cap Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.20%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.24%

14

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of growth stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

15

• Investment style risk, which is the chance that returns from mid-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Growth Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.99% (quarter ended September 30, 2009), and the lowest return for a quarter was –27.33% (quarter ended December 31, 2008).

16

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Aug. 24,
	1 Year	5 Years	2006)
Vanguard Mid-Cap Growth Index Fund Investor Shares	15.81%	1.61%	5.31%
MSCI US Mid Cap Growth Index
(reflects no deduction for fees or expenses)	16.03%	1.82%	5.49%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 2013.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

17

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

18

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds‘ Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained on our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

19

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that generally invests in small, developing, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

20

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks (such as those held by the Funds) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Extended Market Index	$2.8 billion
Mid-Cap Index	6.7
Mid-Cap Value Index	6.1
Mid-Cap Growth Index	7.4

21

Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small- and mid-capitalization stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Extended Market Index Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Extended Market Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The remaining Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

22

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and

23

administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively

24

managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

25

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

26

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Funds is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios, including the Extended Market Index Fund, since 1997; has managed the Mid-Cap Index and Mid-Cap Value Index Funds since their inceptions in 1998 and 2006, respectively; and has managed the Mid-Cap Growth Index Fund since 2013. Education: B.S.B.A., Shippensburg University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

27

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

28

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds‘ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Extended Market Index Fund’s Investor Shares as an example. The Investor Shares began fiscal year 2012 with a net asset value (price)
of $39.34 per share. During the year, each Investor Share earned $0.688 from investment income (interest and dividends) and $6.515 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.683 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $45.86, reflecting earnings of $7.203 per share and distributions of $0.683 per share. This was an increase of $6.52 per share (from $39.34 at the beginning of the year to $45.86 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.31% for the year.

As of December 31, 2012, the Investor Shares had approximately $2.9 billion in net assets. For the year, the expense ratio was 0.24% ($2.40 per $1,000 of net assets), and the net investment income amounted to 1.62% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.

29

Extended Market Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$39.34	$41.26	$32.67	$24.01	$39.89
Investment Operations
Net Investment Income	.688	.385	.360	.316	.392
Net Realized and Unrealized Gain (Loss)
on Investments	6.515	(1.923)	8.581	8.670	(15.862)
Total from Investment Operations	7.203	(1.538)	8.941	8.986	(15.470)
Distributions
Dividends from Net Investment Income	(.683)	(.382)	(.351)	(.326)	(.410)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.683)	(.382)	(.351)	(.326)	(.410)
Net Asset Value, End of Period	$45.86	$39.34	$41.26	$32.67	$24.01
Total Return	18.31%	–3.73%	27.37%	37.43% –38.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,857	$2,753	$3,405	$4,309	$3,080
Ratio of Total Expenses to Average Net Assets[1]	0.24%	0.24%	0.26%	0.30%	0.25%
Ratio of Net Investment Income to Average
Net Assets	1.62%	0.93%	1.07%	1.16%	1.22%
Portfolio Turnover Rate[2]	12%	14%	10%	17%	13%
1 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

30

Mid-Cap Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$19.65	$20.31	$16.36	$11.80	$20.70
Investment Operations
Net Investment Income	.286	.233	.214	.171	.224
Net Realized and Unrealized Gain (Loss)
on Investments	2.818	(.661)	3.951	4.571	(8.894)
Total from Investment Operations	3.104	(.428)	4.165	4.742	(8.670)
Distributions
Dividends from Net Investment Income	(.284)	(.232)	(.215)	(.182)	(.230)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.284)	(.232)	(.215)	(.182)	(.230)
Net Asset Value, End of Period	$22.47	$19.65	$20.31	$16.36	$11.80
Total Return	15.80%	–2.11%	25.46%	40.22%	–41.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,887	$4,168	$5,602	$6,789	$4,652
Ratio of Total Expenses to Average Net Assets	0.24%	0.24%	0.26%	0.27%	0.22%
Ratio of Net Investment Income to Average
Net Assets	1.36%	1.15%	1.25%	1.32%	1.36%
Portfolio Turnover Rate[1]	17%	22%	16%	21%	24%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

31

Mid-Cap Value Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.34	$20.85	$17.45	$12.92	$20.95
Investment Operations
Net Investment Income	.423	.417	.371	.300	.466[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.813	(.509)	3.403	4.551	(8.156)
Total from Investment Operations	3.236	(.092)	3.774	4.851	(7.690)
Distributions
Dividends from Net Investment Income	(.416)	(.418)	(.374)	(.321)	(.340)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.416)	(.418)	(.374)	(.321)	(.340)
Net Asset Value, End of Period	$23.16	$20.34	$20.85	$17.45	$12.92
Total Return	15.91%	–0.44%	21.63%	37.61%	–36.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$487	$455	$683	$459	$217
Ratio of Total Expenses to Average
Net Assets[2]	0.24%	0.24%	0.26%	0.30%	0.25%
Ratio of Net Investment Income to Average
Net Assets	2.21%	1.97%	1.99%	2.14%	2.73%
Portfolio Turnover Rate[3]	33%	41%	37%	47%	45%
1 Calculated based on average shares outstanding.
2 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

32

Mid-Cap Growth Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$23.43	$24.46	$19.05	$13.43	$25.50
Investment Operations
Net Investment Income	.146	.087	.104[1]	.084	.059
Net Realized and Unrealized Gain (Loss)
on Investments	3.559	(1.027)	5.408	5.629	(12.065)
Total from Investment Operations	3.705	(.940)	5.512	5.713	(12.006)
Distributions
Dividends from Net Investment Income	(.145)	(.090)	(.102)	(.093)	(.064)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.145)	(.090)	(.102)	(.093)	(.064)
Net Asset Value, End of Period	$26.99	$23.43	$24.46	$19.05	$13.43
Total Return	15.81%	–3.84%	28.93%	42.54%	–47.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$483	$503	$958	$546	$275
Ratio of Total Expenses to Average
Net Assets	0.24%	0.24%	0.26%	0.30%	0.25%
Ratio of Net Investment Income to Average
Net Assets	0.58%	0.35%	0.57%[1]	0.55%	0.37%
Portfolio Turnover Rate[2]	38%	41%	38%	43%	54%
1 Net investment income per share and the ratio of net investment income to average net assets include $0.011 and 0.06%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

33

Investing With Vanguard

One or more of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Processing times for your transaction requests may differ among recordkeepers or among transaction types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing timeframes for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined NAV of the Fund‘s Investor Shares. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper, and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

34

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the

35

intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

No cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller’s authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks.

36

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information
	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Extended Market Index Fund
Investor Shares	12/21/1987	Extnd	98	922908207
Mid-Cap Index Fund
Investor Shares	5/21/1998	MidCp	859	922908843
Mid-Cap Value Index Fund
Investor Shares	8/24/2006	MdCpVlln	835	922908520
Mid-Cap Growth Index Fund
Investor Shares	8/24/2006	MdCpGrln	832	922908546

37

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF

38

THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P® and S&P 500® are registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The Standard & Poor’s Completion Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard Extended Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Extended Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Extended Market Index Fund particularly or the ability of the Standard & Poor’s Completion Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the Standard & Poor’s Completion Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Standard & Poor’s Completion Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Extended Market Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Extended Market Index Fund into consideration in determining, composing or calculating the Standard & Poor’s Completion Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Extended Market Index Fund or the timing of the issuance or sale of Vanguard Extended Market Index Fund or in the determination or calculation of the equation by which Vanguard Extended Market Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Extended Market Index Fund. There is no assurance that investment products based on the Standard & Poor’s Completion Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE STANDARD & POOR’S COMPLETION INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE STANDARD & POOR’S COMPLETION INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

39

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Mid Cap 450 Index. An index that tracks the stocks of approximately 450 mid-capitalization companies in the U.S. market.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

40

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

S&P MidCap 400 Index. An index that includes stocks of 400 mid-size U.S. companies representing a spectrum of industries.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Dow Jones U.S. Completion Total Stock Market Index. An index that reflects the performance of the Dow Jones Wilshire 4500 Index through June 30, 2008, and performance of the Dow Jones U.S. Completion Total Stock Market Index thereafter.

Spliced Extended Market Index. An index that reflects the performance of the Dow Jones Wilshire 4500 Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter.

Spliced Mid Cap Index. An index that reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	Information Provided by the Securities and
If you would like more information about Vanguard	Exchange Commission (SEC)
U.S. Stock Index Mid-Capitalization Funds, the	You can review and copy information about the Funds
following documents are available free upon request:	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
Annual/Semiannual Reports to Shareholders
service, call the SEC at 202-551-8090. Reports and
Additional information about the Funds’ investments is
other information about the Funds are also available in
available in the Funds’ annual and semiannual reports
the EDGAR database on the SEC’s website at sec.gov,
to shareholders. In the annual report, you will find a
or you can receive copies of this information, for a fee,
discussion of the market conditions and investment
by electronic request at the following e-mail address:
strategies that significantly affected the Funds’
publicinfo@sec.gov, or by writing the Public Reference
performance during their last fiscal year.
Section, Securities and Exchange Commission,
Statement of Additional Information (SAI)	Washington, DC 20549-1520.
The SAI provides more detailed information about
Funds’ Investment Company Act file number: 811-02652
the Funds and is incorporated by reference into (and
thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual
report or the SAI, or to request additional information
about the Funds or other Vanguard funds, please visit
vanguard.com or contact us as follows:

The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment:
800-749-7273

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 859 042013

Vanguard U.S. Stock Index
Mid-Capitalization Funds Prospectus

April 12, 2013

Signal® Shares
Vanguard Extended Market Index Fund Signal Shares (VEMSX)
Vanguard Mid-Cap Index Fund Signal Shares (VMISX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Investing With Vanguard	27
Extended Market Index Fund	1	Purchasing Shares	27
Mid-Cap Index Fund	6	Converting Shares	30
Investing in Index Funds	11	Redeeming Shares	32
More on the Funds	12	Exchanging Shares	35
The Funds and Vanguard	18	Frequent-Trading Limitations	35
Investment Advisor	18	Other Rules You Should Know	37
Dividends, Capital Gains, and Taxes	19	Fund and Account Updates	40
Share Price	22	Contacting Vanguard	42
Financial Highlights	24	Additional Information	43
		Glossary of Investment Terms	45

Vanguard Extended Market Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1]	0.14%
1 Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s Completion Index, a broadly diversified index of stocks of small and mid-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in approximately 1,200 of the stocks in its target index (covering nearly 85% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, small-and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Signal Shares compare with those of the Fund’s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Extended Market Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.73% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.55% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Sep. 1,
	1 Year	5 Years	2006)
Vanguard Extended Market Index Fund Signal Shares
Return Before Taxes	18.48%	4.24%	5.53%
Return After Taxes on Distributions	18.12	3.97	5.22
Return After Taxes on Distributions and Sale of Fund Shares	12.32	3.54	4.67
Standard & Poor's Completion Index
(reflects no deduction for fees, expenses, or taxes)	18.45%	4.09%	5.41%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 1997.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). Signal Shares generally are available to certain institutional and financial intermediary clients with no minimum initial or subsequent investment requirements.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Mid-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

6

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

7

• Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Signal Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.54% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.62% (quarter ended December 31, 2008).

8

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Mar. 30,
	1 Year	5 Years	2007)
Vanguard Mid-Cap Index Fund Signal Shares
Return Before Taxes	16.02%	3.15%	3.00%
Return After Taxes on Distributions	15.74	2.90	2.74
Return After Taxes on Distributions and Sale of Fund Shares	10.70	2.63	2.50
MSCI US Mid Cap 450 Index
(reflects no deduction for fees, expenses, or taxes)	16.04%	3.19%	3.03%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

9

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). Signal Shares generally are available to certain institutional and financial intermediary clients with no minimum initial or subsequent investment requirements.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

11

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds’ Signal Shares, which are generally for institutional and financial intermediary investors. A separate prospectus offers the Funds’ Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million or $100 million, respectively. Another prospectus offers the Funds’ Investor Shares and AdmiralTM Shares, which have investment minimums of $3,000 and $10,000, respectively. In addition, each Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

12

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that generally invests in small, developing, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

13

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks (such as those held by the Funds) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Extended Market Index	$2.8 billion
Mid-Cap Index	6.7

Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small- and mid-capitalization stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

14

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Extended Market Index Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Extended Market Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The Mid-Cap Index Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

15

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent

16

trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

17

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

18

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Funds is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios, including the Extended Market Index Fund, since 1997; and has managed the Mid-Cap Index Fund since its inception in 1998. Education: B.S.B.A., Shippensburg University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

19

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

20

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

21

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or

22

regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

23

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund‘s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds’ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Extended Market Index Fund’s Signal Shares as an example. The Signal Shares began fiscal year 2012 with a net asset value (price) of
$33.81 per share. During the year, each Signal Share earned $0.65 from investment income (interest and dividends) and $5.595 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.645 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $39.41, reflecting earnings of $6.245 per share and distributions of $0.645 per share. This was an increase of $5.60 per share (from $33.81 at the beginning of the year to $39.41 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.48% for the year.

As of December 31, 2012, the Signal Shares had approximately $2.2 billion in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 1.76% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.

24

Extended Market Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.81	$35.46	$28.08	$20.64	$34.29
Investment Operations
Net Investment Income	.650	.384	.355	.310	.381
Net Realized and Unrealized Gain (Loss)
on Investments	5.595	(1.652)	7.376	7.451	(13.642)
Total from Investment Operations	6.245	(1.268)	7.731	7.761	(13.261)
Distributions
Dividends from Net Investment Income	(.645)	(.382)	(.351)	(.321)	(.389)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.645)	(.382)	(.351)	(.321)	(.389)
Net Asset Value, End of Period	$39.41	$33.81	$35.46	$28.08	$20.64
Total Return	18.48%	–3.58%	27.53%	37.62%	–38.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,242	$1,814	$2,094	$1,661	$1,230
Ratio of Total Expenses to Average Net Assets[1]	0.10%	0.10%	0.12%	0.13%	0.10%
Ratio of Net Investment Income to Average
Net Assets	1.76%	1.07%	1.21%	1.33%	1.37%
Portfolio Turnover Rate[2]	12%	14%	10%	17%	13%
1 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

25

Mid-Cap Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.13	$29.09	$23.43	$16.89	$29.66
Investment Operations
Net Investment Income	.459	.382	.341	.271	.349
Net Realized and Unrealized Gain (Loss)
on Investments	4.047	(.961)	5.662	6.552	(12.759)
Total from Investment Operations	4.506	(.579)	6.003	6.823	(12.410)
Distributions
Dividends from Net Investment Income	(.456)	(.381)	(.343)	(.283)	(.360)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.456)	(.381)	(.343)	(.283)	(.360)
Net Asset Value, End of Period	$32.18	$28.13	$29.09	$23.43	$16.89
Total Return	16.02%	–1.99%	25.62%	40.43%	–41.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,834	$3,589	$2,831	$2,346	$1,609
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to Average
Net Assets	1.50%	1.29%	1.39%	1.45%	1.47%
Portfolio Turnover Rate[1]	17%	22%	16%	21%	24%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

26

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Signal Shares
To open and maintain an account.

• Institutional clients and institutional intermediary clients whose accounts are not recordkept by Vanguard. Institutional clients (including but not limited to financial intermediaries, defined benefit and contribution plan clients, endowments, and foundations) whose accounts are not recordkept by Vanguard generally may hold Signal Shares without restriction. Signal Shares generally are not available to financial intermediaries that serve as mutual fund supermarkets.

• Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard generally may hold Signal Shares without restriction. Vanguard may charge additional recordkeeping fees. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your accounts.

27

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an

28

exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

29

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

30

Conversions From Investor Shares to Signal Shares

You may convert Investor Shares to Signal Shares at any time if you meet the eligibility requirements for Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction. Vanguard may automatically convert accounts holding Investor Shares that qualify for conversion to Signal Shares. Vanguard will notify the investor in writing before any automatic conversion to Signal Shares.

Conversions From Admiral Shares to Signal Shares

Vanguard may convert an eligible investor’s Admiral Shares to Signal Shares. Vanguard will notify the investor in writing before any automatic conversion to Signal Shares. You may instruct Vanguard if you do not wish to convert to Signal Shares.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

31

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

32

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund

33

from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend

34

redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

35

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy

36

previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our

37

website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

38

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

39

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

40

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard U.S. Stock Index Mid-Capitalization Funds twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

41

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Signal Service Centers	For information regarding Signal Shares
For most Signal Share transactions
For institutional intermediary clients: 800-997-2798
For institutional clients whose accounts are not recordkept
at Vanguard: 888-809-8102
For institutional clients whose accounts are recordkept at
Vanguard: 800-523-1188
Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

42

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

Vanguard
	Inception	Newspaper	Fund	CUSIP
	Date Abbreviation		Number	Number
Extended Market Index Fund
Signal Shares	9/1/2006	ExtndSgl	1342	922908439
(Investor Shares
12/21/1987)
Mid-Cap Index Fund
Signal Shares	3/30/2007	MidCpSgl	1344	922908447
(Investor Shares
5/21/1998)

43

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

S&P® and S&P 500® are registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The Standard & Poor’s Completion Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard Extended Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Extended Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Extended Market Index Fund particularly or the ability of the Standard & Poor’s Completion Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the Standard & Poor’s Completion Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Standard & Poor’s Completion Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Extended Market Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Extended Market Index Fund into consideration in determining, composing or calculating the Standard & Poor’s Completion Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Extended Market Index Fund or the timing of the issuance or sale of Vanguard Extended Market Index Fund or in the determination or calculation of the equation by which Vanguard Extended Market Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Extended Market Index Fund. There is no assurance that investment products based on the Standard & Poor’s Completion Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE STANDARD & POOR’S COMPLETION INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE STANDARD & POOR’S COMPLETION INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

44

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Mid Cap 450 Index. An index that tracks the stocks of approximately 450 mid-capitalization companies in the U.S. market.

45

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

46

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:
If you would like more information about Vanguard	The Vanguard Group
U.S. Stock Index Mid-Capitalization Funds, the	Institutional Investor Information Department
following documents are available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Funds’ investments is
with hearing impairment: 800-749-7273
available in the Funds’ annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
strategies that significantly affected the Funds’	transactions, and/or account statements, please call:
performance during their last fiscal year.
Client Services Department
Statement of Additional Information (SAI)	Telephone: 800-662-2739 (CREW); Text telephone for
The SAI provides more detailed information about the	people with hearing impairment: 800-749-7273
Funds and is incorporated by reference into (and thus
Information Provided by the Securities and
legally a part of) this prospectus.
Exchange Commission (SEC)
To receive a free copy of the latest annual or semiannual	You can review and copy information about the Funds
report or the SAI, or to request additional information	(including the SAI) at the SEC’s Public Reference Room
about the Funds or other Vanguard funds, please visit	in Washington, DC. To find out more about this public
vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and
other information about the Funds are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at sec.gov,
The Vanguard Group
or you can receive copies of this information, for a fee,
Investor Information Department
by electronic request at the following e-mail address:
P.O. Box 2900
publicinfo@sec.gov, or by writing the Public Reference
Valley Forge, PA 19482-2900
Section, Securities and Exchange Commission,
Telephone: 800-662-7447 (SHIP); Text telephone for
Washington, DC 20549-1520.
people with hearing impairment: 800-749-7273
Funds’ Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 1344 042013

Vanguard U.S. Stock Index
Mid-Capitalization Funds Prospectus

April 12, 2013

Signal® Shares for Participants
Vanguard Extended Market Index Fund Signal Shares (VEMSX)
Vanguard Mid-Cap Index Fund Signal Shares (VMISX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		More on the Funds	11
Extended Market Index Fund	1	The Funds and Vanguard	17
Mid-Cap Index Fund	6	Investment Advisor	18
Investing in Index Funds	10	Dividends, Capital Gains, and Taxes	19
		Share Price	19
		Financial Highlights	21
		Investing With Vanguard	24
		Accessing Fund Information Online	28
		Glossary of Investment Terms	29

Vanguard Extended Market Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1]	0.14%
1 Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s Completion Index, a broadly diversified index of stocks of small and mid-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in approximately 1,200 of the stocks in its target index (covering nearly 85% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, small-and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Extended Market Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.73% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.55% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Sep. 1,
	1 Year	5 Years	2006)
Vanguard Extended Market Index Fund Signal Shares	18.48%	4.24%	5.53%
Standard & Poor's Completion Index
(reflects no deduction for fees or expenses)	18.45%	4.09%	5.41%

4

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 1997.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Mid-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

6

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

7

• Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.54% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.62% (quarter ended December 31, 2008).

8

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Mar. 30,
	1 Year	5 Years	2007)
Vanguard Mid-Cap Index Fund Signal Shares	16.02%	3.15%	3.00%
MSCI US Mid Cap 450 Index
(reflects no deduction for fees or expenses)	16.04%	3.19%	3.03%

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

9

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

10

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds‘ Signal Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained on our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

11

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that generally invests in small, developing, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

12

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks (such as those held by the Funds) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Extended Market Index	$2.8 billion
Mid-Cap Index	6.7

13

Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small- and mid-capitalization stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Extended Market Index Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Extended Market Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The Mid-Cap Index Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as

14

the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although

15

there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

16

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

17

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Funds is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios, including the Extended Market Index Fund, since 1997; and has managed the Mid-Cap Index Fund since its inception in 1998. Education: B.S.B.A., Shippensburg University.

18

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage

19

a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

20

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund‘s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds’ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Extended Market Index Fund’s Signal Shares as an example. The Signal Shares began fiscal year 2012 with a net asset value (price) of
$33.81 per share. During the year, each Signal Share earned $0.65 from investment income (interest and dividends) and $5.595 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.645 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $39.41, reflecting earnings of $6.245 per share and distributions of $0.645 per share. This was an increase of $5.60 per share (from $33.81 at the beginning of the year to $39.41 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.48% for the year.

As of December 31, 2012, the Signal Shares had approximately $2.2 billion in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 1.76% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.

21

Extended Market Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.81	$35.46	$28.08	$20.64	$34.29
Investment Operations
Net Investment Income	.650	.384	.355	.310	.381
Net Realized and Unrealized Gain (Loss)
on Investments	5.595	(1.652)	7.376	7.451	(13.642)
Total from Investment Operations	6.245	(1.268)	7.731	7.761	(13.261)
Distributions
Dividends from Net Investment Income	(.645)	(.382)	(.351)	(.321)	(.389)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.645)	(.382)	(.351)	(.321)	(.389)
Net Asset Value, End of Period	$39.41	$33.81	$35.46	$28.08	$20.64
Total Return	18.48%	–3.58%	27.53%	37.62%	–38.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,242	$1,814	$2,094	$1,661	$1,230
Ratio of Total Expenses to Average Net Assets[1]	0.10%	0.10%	0.12%	0.13%	0.10%
Ratio of Net Investment Income to Average
Net Assets	1.76%	1.07%	1.21%	1.33%	1.37%
Portfolio Turnover Rate[2]	12%	14%	10%	17%	13%
1 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

22

Mid-Cap Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.13	$29.09	$23.43	$16.89	$29.66
Investment Operations
Net Investment Income	.459	.382	.341	.271	.349
Net Realized and Unrealized Gain (Loss)
on Investments	4.047	(.961)	5.662	6.552	(12.759)
Total from Investment Operations	4.506	(.579)	6.003	6.823	(12.410)
Distributions
Dividends from Net Investment Income	(.456)	(.381)	(.343)	(.283)	(.360)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.456)	(.381)	(.343)	(.283)	(.360)
Net Asset Value, End of Period	$32.18	$28.13	$29.09	$23.43	$16.89
Total Return	16.02%	–1.99%	25.62%	40.43%	–41.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,834	$3,589	$2,831	$2,346	$1,609
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to Average
Net Assets	1.50%	1.29%	1.39%	1.45%	1.47%
Portfolio Turnover Rate[1]	17%	22%	16%	21%	24%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

23

Investing With Vanguard

One or both of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Processing times for your transaction requests may differ among recordkeepers or among transaction types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing timeframes for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined NAV of the Fund‘s Signal Shares. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper, and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

24

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the

25

intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

No cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller’s authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks.

26

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information

			Vanguard
	Inception	Newspaper	Fund	CUSIP
	Date	Abbreviation	Number	Number
Extended Market Index Fund
Signal Shares	9/1/2006	ExtndSgl	1342	922908439
(Investor Shares
	12/21/1987)
Mid-Cap Index Fund
Signal Shares	3/30/2007	MidCpSgl	1344	922908447
(Investor Shares
	5/21/1998)

27

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

S&P® and S&P 500® are registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The Standard & Poor’s Completion Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard Extended Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Extended Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Extended Market Index Fund particularly or the ability of the Standard & Poor’s Completion Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the Standard & Poor’s Completion Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Standard & Poor’s Completion Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Extended Market Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Extended Market Index Fund into consideration in determining, composing or calculating the Standard & Poor’s Completion Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Extended Market Index Fund or the timing of the issuance or sale of Vanguard Extended Market Index Fund or in the determination or calculation of the equation by which Vanguard Extended Market Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Extended Market Index Fund. There is no assurance that investment products based on the Standard & Poor’s Completion Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE STANDARD & POOR’S COMPLETION INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE STANDARD & POOR’S COMPLETION INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

28

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Mid Cap 450 Index. An index that tracks the stocks of approximately 450 mid-capitalization companies in the U.S. market.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

29

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

30

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	Information Provided by the Securities and
If you would like more information about Vanguard	Exchange Commission (SEC)
U.S. Stock Index Mid-Capitalization Funds, the	You can review and copy information about the Funds
following documents are available free upon request:	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
Annual/Semiannual Reports to Shareholders
service, call the SEC at 202-551-8090. Reports and
Additional information about the Funds’ investments is
other information about the Funds are also available in
available in the Funds’ annual and semiannual reports
the EDGAR database on the SEC’s website at sec.gov,
to shareholders. In the annual report, you will find a
or you can receive copies of this information, for a fee,
discussion of the market conditions and investment
by electronic request at the following e-mail address:
strategies that significantly affected the Funds’
publicinfo@sec.gov, or by writing the Public Reference
performance during their last fiscal year.
Section, Securities and Exchange Commission,
Statement of Additional Information (SAI)	Washington, DC 20549-1520.
The SAI provides more detailed information about
Funds’ Investment Company Act file number: 811-02652
the Funds and is incorporated by reference into (and
thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual
report or the SAI, or to request additional information
about the Funds or other Vanguard funds, please visit
vanguard.com or contact us as follows:

The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment:
800-749-7273

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 1344 042013

Vanguard U.S. Stock Index
Mid-Capitalization Funds Prospectus

April 12, 2013

Institutional Shares & Institutional Plus Shares
Vanguard Extended Market Index Fund Institutional Shares (VIEIX)
Vanguard Extended Market Index Fund Institutional Plus Shares (VEMPX)
Vanguard Mid-Cap Index Fund Institutional Shares (VMCIX)
Vanguard Mid-Cap Index Fund Institutional Plus Shares (VMCPX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Investing With Vanguard	29
Extended Market Index Fund	1	Purchasing Shares	29
Mid-Cap Index Fund	6	Converting Shares	32
Investing in Index Funds	11	Redeeming Shares	33
More on the Funds	12	Exchanging Shares	37
The Funds and Vanguard	18	Frequent-Trading Limitations	37
Investment Advisor	18	Other Rules You Should Know	39
Dividends, Capital Gains, and Taxes	19	Fund and Account Updates	42
Share Price	22	Contacting Vanguard	44
Financial Highlights	24	Additional Information	45
		Glossary of Investment Terms	47

Vanguard Extended Market Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares
Management Expenses	0.05%	0.03%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses[1]	0.12%	0.10%
1 Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$12	$39	$68	$154
Institutional Plus Shares	$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s Completion Index, a broadly diversified index of stocks of small and mid-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in approximately 1,200 of the stocks in its target index (covering nearly 85% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, small-and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund’s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Extended Market Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.78% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.55% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Extended Market Index Fund Institutional Shares
Return Before Taxes	18.50%	4.28%	10.78%
Return After Taxes on Distributions	18.14	3.99	10.50
Return After Taxes on Distributions and Sale of Fund Shares	12.34	3.57	9.54
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Spliced Dow Jones U.S. Completion Total Stock Market Index	17.89%	3.96%	10.86%
Spliced Extended Market Index	18.45	4.09	10.63
Standard & Poor's Completion Index	18.45	4.09	—
		Since
		Inception
		(Jan. 14,
	1 Year	2011)
Vanguard Extended Market Index Fund Institutional Plus Shares
Return Before Taxes	18.52%	5.35%
Standard & Poor's Completion Index
(reflects no deduction for fees, expenses, or taxes)	18.45%	5.22%

4

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 1997.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$5 million	$100 million
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Mid-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares
Management Expenses	0.05%	0.04%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.08%	0.06%

6

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$8	$26	$45	$103
Institutional Plus Shares	$6	$19	$34	$77

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector,

7

category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.64% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.62% (quarter ended December 31, 2008).

8

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Mid-Cap Index Fund Institutional Shares
Return Before Taxes	16.01%	3.18%	10.07%
Return After Taxes on Distributions	15.73	2.92	9.81
Return After Taxes on Distributions and Sale of Fund Shares	10.70	2.65	8.91
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
S&P MidCap 400 Index	17.88%	5.15%	10.53%
Spliced Mid Cap Index	16.04	3.19	10.01
MSCI US Mid Cap 450 Index	16.04	3.19	10.43
		Since
		Inception
		(Dec. 15,
	1 Year	2010)
Vanguard Mid-Cap Index Fund Institutional Plus Shares
Return Before Taxes	16.03%	7.66%
MSCI US Mid Cap 450 Index
(reflects no deduction for fees, expenses, or taxes)	16.04%	7.67%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

9

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$5 million	$100 million
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

11

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds’ Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million or $100 million, respectively. A separate prospectus offers the Funds’ Investor Shares and Admiral™ Shares, which have investment minimums of $3,000 and $10,000, respectively. Another prospectus offers the Funds’ Signal® Shares, which are generally for institutional and financial intermediary investors. In addition, each Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

12

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that generally invests in small, developing, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

13

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks (such as those held by the Funds) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Extended Market Index	$2.8 billion
Mid-Cap Index	6.7

Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small- and mid-capitalization stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

14

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Extended Market Index Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Extended Market Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The Mid-Cap Index Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

15

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent

16

trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

17

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

18

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Funds is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios, including the Extended Market Index Fund, since 1997; and has managed the Mid-Cap Index Fund since its inception in 1998. Education: B.S.B.A., Shippensburg University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

19

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

20

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

21

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or

22

regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

23

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds‘ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Extended Market Index Fund’s Institutional Shares as
an example. The Institutional Shares began fiscal year 2012 with a net asset value
(price) of $39.34 per share. During the year, each Institutional Share earned
$0.764 from investment income (interest and dividends) and $6.514 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.758 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $45.86, reflecting earnings of $7.278 per share and distributions of $0.758 per share. This was an increase of $6.52 per share (from $39.34 at the beginning of the year to $45.86 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.5% for the year.

As of December 31, 2012, the Institutional Shares had approximately $5.5 billion in net assets. For the year, the expense ratio was 0.08% ($0.80 per $1,000 of net assets), and the net investment income amounted to 1.78% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.

24

Extended Market Index Fund Institutional Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$39.34	$41.27	$32.68	$24.02	$39.91
Investment Operations
Net Investment Income	.764	.460	.429	.374	.458
Net Realized and Unrealized Gain (Loss)
on Investments	6.514	(1.933)	8.586	8.674	(15.882)
Total from Investment Operations	7.278	(1.473)	9.015	9.048	(15.424)
Distributions
Dividends from Net Investment Income	(.758)	(.457)	(.425)	(.388)	(.466)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.758)	(.457)	(.425)	(.388)	(.466)
Net Asset Value, End of Period	$45.86	$39.34	$41.27	$32.68	$24.02
Total Return	18.50%	–3.57%	27.59%	37.69%	–38.58%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,496	$5,810	$5,648	$3,494	$2,442
Ratio of Total Expenses to
Average Net Assets[1]	0.08%	0.08%	0.08%	0.08%	0.06%
Ratio of Net Investment Income to Average
Net Assets	1.78%	1.09%	1.25%	1.38%	1.41%
Portfolio Turnover Rate[2]	12%	14%	10%	17%	13%
1 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

25

Extended Market Index Fund Institutional Plus Shares

	Year	Jan. 14,
	Ended	2011[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$97.10	$105.13
Investment Operations
Net Investment Income	1.917	1.139
Net Realized and Unrealized Gain (Loss)
on Investments	16.064	(8.015)
Total from Investment Operations	17.981	(6.876)
Distributions
Dividends from Net Investment Income	(1.901)	(1.154)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.901)	(1.154)
Net Asset Value, End of Period	$113.18	$97.10
Total Return	18.52%	–6.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,477	$1,307
Ratio of Total Expenses to
Average Net Assets[2]	0.06%	0.06%[3]
Ratio of Net Investment Income to Average
Net Assets	1.80%	1.11%[3]
Portfolio Turnover Rate[4]	12%	14%
1 Inception.
2 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

26

Mid-Cap Index Fund Institutional Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$19.69	$20.36	$16.40	$11.82	$20.76
Investment Operations
Net Investment Income	.325	.271	.247	.197	.250
Net Realized and Unrealized Gain (Loss)
on Investments	2.827	(.669)	3.962	4.588	(8.933)
Total from Investment Operations	3.152	(.398)	4.209	4.785	(8.683)
Distributions
Dividends from Net Investment Income	(.322)	(.272)	(.249)	(.205)	(.257)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.322)	(.272)	(.249)	(.205)	(.257)
Net Asset Value, End of Period	$22.52	$19.69	$20.36	$16.40	$11.82
Total Return	16.01%	–1.96%	25.67%	40.51%	–41.76%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,057	$5,611	$7,795	$5,960	$3,820
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.07%
Ratio of Net Investment Income to Average
Net Assets	1.52%	1.31%	1.43%	1.51%	1.51%
Portfolio Turnover Rate[1]	17%	22%	16%	21%	24%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

27

Mid-Cap Index Fund Institutional Plus Shares
			Dec. 15,
			2010[1] to
	Year Ended December 31,
			Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$97.12	$100.40	$99.45
Investment Operations
Net Investment Income	1.624	1.358	.079[2]
Net Realized and Unrealized Gain (Loss)
on Investments	13.945	(3.280)	2.078
Total from Investment Operations	15.569	(1.922)	2.157
Distributions
Dividends from Net Investment Income	(1.609)	(1.358)	(1.207)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.609)	(1.358)	(1.207)
Net Asset Value, End of Period	$111.08	$97.12	$100.40
Total Return	16.03%	–1.91%	2.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,428	$3,393	$440
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.06%[3]
Ratio of Net Investment Income to Average Net Assets	1.54%	1.33%	1.45%[3]
Portfolio Turnover Rate[4]	17%	22%	16%
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

28

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares and Institutional Plus Shares To open and maintain an account. Institutional Shares—$5 million; Institutional Plus Shares—$100 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

29

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

30

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard

31

reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the Fund, provided that your account meets all

32

eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs. Please note that mandatory conversions do not apply to ETF Shares.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

33

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

34

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

35

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven

36

calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

37

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy

38

previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our

39

website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

40

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

41

Low-Balance Accounts

Each Fund reserves the right to convert an investor’s Institutional Shares or Institutional Plus Shares to another share class, as appropriate, if the investor’s fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any

42

transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard U.S. Stock Index Mid-Capitalization Funds twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

43

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

44

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

			Vanguard
	Inception	Newspaper	Fund	CUSIP
	Date	Abbreviation	Number	Number
Extended Market Index Fund
Institutional Shares	7/7/1997	ExtndInst	856	922908884
Institutional Plus Shares	1/14/2011	ExtndIstPl	1860	922908371
Mid-Cap Index Fund
Institutional Shares	5/21/1998	MidCpInst	864	922908835
Institutional Plus Shares	12/15/2010	MidCpIstPl	1859	922908389

45

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

S&P® and S&P 500® are registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The Standard & Poor’s Completion Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard Extended Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Extended Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Extended Market Index Fund particularly or the ability of the Standard & Poor’s Completion Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the Standard & Poor’s Completion Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Standard & Poor’s Completion Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Extended Market Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Extended Market Index Fund into consideration in determining, composing or calculating the Standard & Poor’s Completion Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Extended Market Index Fund or the timing of the issuance or sale of Vanguard Extended Market Index Fund or in the determination or calculation of the equation by which Vanguard Extended Market Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Extended Market Index Fund. There is no assurance that investment products based on the Standard & Poor’s Completion Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE STANDARD & POOR’S COMPLETION INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE STANDARD & POOR’S COMPLETION INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

46

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Mid Cap 450 Index. An index that tracks the stocks of approximately 450 mid-capitalization companies in the U.S. market.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

47

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/ earnings ratio of 10.

S&P MidCap 400 Index. An index that includes stocks of 400 mid-size U.S. companies representing a spectrum of industries.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Dow Jones U.S. Completion Total Stock Market Index. An index that reflects the performance of the Dow Jones Wilshire 4500 Index through June 30, 2008, and performance of the Dow Jones U.S. Completion Total Stock Market Index thereafter.

Spliced Extended Market Index. An index that reflects the performance of the Dow Jones Wilshire 4500 Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter.

Spliced Mid Cap Index. An index that reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

48

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:
If you would like more information about Vanguard	The Vanguard Group
U.S. Stock Index Mid-Capitalization Funds, the	Institutional Investor Information Department
following documents are available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Funds’ investments is
with hearing impairment: 800-749-7273
available in the Funds’ annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
strategies that significantly affected the Funds’	transactions, and/or account statements, please call:
performance during their last fiscal year.
Client Services Department
Statement of Additional Information (SAI)	Telephone: 800-662-2739 (CREW); Text telephone for
The SAI provides more detailed information about the	people with hearing impairment: 800-749-7273
Funds and is incorporated by reference into (and thus
Information Provided by the Securities and
legally a part of) this prospectus.
Exchange Commission (SEC)
To receive a free copy of the latest annual or	You can review and copy information about the Funds
semiannual report or the SAI, or to request additional	(including the SAI) at the SEC’s Public Reference Room
information about the Funds or other Vanguard funds,	in Washington, DC. To find out more about this public
please visit vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and
other information about the Funds are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at sec.gov,
The Vanguard Group
or you can receive copies of this information, for a fee,
Investor Information Department
by electronic request at the following e-mail address:
P.O. Box 2900
publicinfo@sec.gov, or by writing the Public Reference
Valley Forge, PA 19482-2900
Section, Securities and Exchange Commission,
Telephone: 800-662-7447 (SHIP); Text telephone for
Washington, DC 20549-1520.
people with hearing impairment: 800-749-7273
Funds’ Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 864 042013

Vanguard U.S. Stock Index
Mid-Capitalization Funds Prospectus

April 12, 2013

Admiral™ Shares for Participants
Vanguard Mid-Cap Value Index Fund Admiral Shares (VMVAX)
Vanguard Mid-Cap Growth Index Fund Admiral Shares (VMGMX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		More on the Funds	10
Vanguard Mid-Cap Value Index Fund	1	The Funds and Vanguard	16
Vanguard Mid-Cap Growth Index Fund	5	Investment Advisor	16
Investing in Index Funds	9	Dividends, Capital Gains, and Taxes	18
		Share Price	18
		Financial Highlights	20
		Investing With Vanguard	23
		Accessing Fund Information Online	27
		Glossary of Investment Terms	28

Vanguard Mid-Cap Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.12%
1 Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of value stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

2

• Investment style risk, which is the chance that returns from mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund‘s Admiral Shares in their first full calendar year. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Value Index Fund Admiral Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.22% (quarter ended March 31, 2012), and the lowest return for a quarter was –4.33% (quarter ended June 30, 2012).

3

Average Annual Total Returns for Periods Ended December 31, 2012

		Since
		Inception
		(Sep. 27,
	1 Year	2011)
Vanguard Mid-Cap Value Index Fund Admiral Shares	16.02%	20.73%
MSCI US Mid Cap Value Index
(reflects no deduction for fees or expenses)	16.09%	20.80%

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 2006.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

Vanguard Mid-Cap Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.10%

5

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of growth stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

6

• Investment style risk, which is the chance that returns from mid-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund‘s Admiral Shares in their first full calendar year. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Growth Index Fund Admiral Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.68% (quarter ended March 31, 2012), and the lowest return for a quarter was –6.57% (quarter ended June 30, 2012).

7

Average Annual Total Returns for Periods Ended December 31, 2012

		Since
		Inception
		(Sep. 27,
	1 Year	2011)
Vanguard Mid-Cap Growth Index Fund Admiral Shares	15.96%	15.18%
MSCI US Mid Cap Growth Index
(reflects no deduction for fees or expenses)	16.03%	15.28%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 2013.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

8

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

9

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds‘ Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained on our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

10

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that generally invests in small, developing, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

11

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks (such as those held by the Funds) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Mid-Cap Value Index	$6.1 billion
Mid-Cap Growth Index	7.4

12

Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small- and mid-capitalization stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond,

13

or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt

14

portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

15

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services

16

to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Funds is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1997; has managed the Mid-Cap Value Index Fund since its inception in 2006; and has managed the Mid-Cap Growth Index Fund since 2013. Education: B.S.B.A., Shippensburg University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

17

Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

18

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

19

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds‘ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Mid-Cap Value Index Fund’s Admiral Shares as an example. The Admiral Shares began fiscal year 2012 with a net asset value (price)
of $26.77 per share. During the year, each Admiral Share earned $0.598 from investment income (interest and dividends) and $3.692 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.59 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $30.47, reflecting earnings of $4.29 per share and distributions of $0.59 per share. This was an increase of $3.70 per share (from $26.77 at the beginning of the year to $30.47 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 16.02% for the year.

As of December 31, 2012, the Admiral Shares had approximately $724 million in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 2.35% of average net assets. The Fund sold and replaced securities valued at 33% of its net assets.

20

Mid-Cap Value Index Fund Admiral Shares
	Year	Sept. 27,
	Ended	2011[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$26.77	$25.00
Investment Operations
Net Investment Income	.598	.157
Net Realized and Unrealized Gain (Loss)
on Investments	3.692	2.165
Total from Investment Operations	4.290	2.322
Distributions
Dividends from Net Investment Income	(.590)	(.552)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.590)	(.552)
Net Asset Value, End of Period	$30.47	$26.77

Total Return	16.02%	9.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$724	$268
Ratio of Total Expenses to Average Net Assets[2]	0.10%	0.10%[3]
Ratio of Net Investment Income to Average
Net Assets	2.35%	2.11%[3]
Portfolio Turnover Rate[4]	33%	41%
1 Inception.
2 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

21

Mid-Cap Growth Index Fund Admiral Shares
	Year	Sept. 27,
	Ended	2011[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$25.66	$25.00
Investment Operations
Net Investment Income	.205	.027
Net Realized and Unrealized Gain (Loss)
on Investments	3.889	0.736
Total from Investment Operations	4.094	0.763
Distributions
Dividends from Net Investment Income	(.204)	(.103)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.204)	(.103)
Net Asset Value, End of Period	$29.55	$25.66

Total Return	15.96%	3.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$913	$525
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[2]
Ratio of Net Investment Income to Average
Net Assets	0.72%	0.49%[2]
Portfolio Turnover Rate[3]	38%	41%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

22

Investing With Vanguard

One or both of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Processing times for your transaction requests may differ among recordkeepers or among transaction types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing timeframes for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined NAV of the Fund‘s Admiral Shares. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper, and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

23

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the

24

intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

No cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller’s authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks.

25

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information

			Vanguard
	Inception	Newspaper	Fund	CUSIP
	Date	Abbreviation	Number	Number
Mid-Cap Value Index Fund
Admiral Shares	9/27/2011	MdCpVlAdml	5835	921937694
	(Investor Shares
8/24/2006)

Mid-Cap Growth Index Fund
Admiral Shares	9/27/2011	MdCpGrAdml	5832	921937728
	(Investor Shares
8/24/2006)

26

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

27

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

28

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	Information Provided by the Securities and
If you would like more information about Vanguard	Exchange Commission (SEC)
U.S. Stock Index Mid-Capitalization Funds, the	You can review and copy information about the Funds
following documents are available free upon request:	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
Annual/Semiannual Reports to Shareholders
service, call the SEC at 202-551-8090. Reports and
Additional information about the Funds’ investments is
other information about the Funds are also available in
available in the Funds’ annual and semiannual reports
the EDGAR database on the SEC’s website at sec.gov,
to shareholders. In the annual report, you will find a
or you can receive copies of this information, for a fee,
discussion of the market conditions and investment
by electronic request at the following e-mail address:
strategies that significantly affected the Funds’
publicinfo@sec.gov, or by writing the Public Reference
performance during their last fiscal year.
Section, Securities and Exchange Commission,
Statement of Additional Information (SAI)	Washington, DC 20549-1520.
The SAI provides more detailed information about
Funds’ Investment Company Act file number: 811-02652
the Funds and is incorporated by reference into (and
thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual
report or the SAI, or to request additional information
about the Funds or other Vanguard funds, please visit
vanguard.com or contact us as follows:

The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment:
800-749-7273

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
I 5835 042013

Vanguard U.S. Stock Index
Large-Capitalization Funds Prospectus

April 12, 2013

Investor Shares & Admiral™ Shares
Vanguard Total Stock Market Index Fund Investor Shares (VTSMX)
Vanguard Total Stock Market Index Fund Admiral Shares (VTSAX)
Vanguard Large-Cap Index Fund Investor Shares (VLACX)
Vanguard Large-Cap Index Fund Admiral Shares (VLCAX)
Vanguard Value Index Fund Investor Shares (VIVAX)
Vanguard Value Index Fund Admiral Shares (VVIAX)
Vanguard Growth Index Fund Investor Shares (VIGRX)
Vanguard Growth Index Fund Admiral Shares (VIGAX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Financial Highlights	34
Total Stock Market Index Fund*	1	Investing With Vanguard	43
Large-Cap Index Fund	6	Purchasing Shares	43
Value Index Fund*	11	Converting Shares	46
Growth Index Fund*	16	Redeeming Shares	48
Investing in Index Funds	21	Exchanging Shares	51
More on the Funds	22	Frequent-Trading Limitations	52
The Funds and Vanguard	28	Other Rules You Should Know	54
Investment Advisor	28	Fund and Account Updates	58
Dividends, Capital Gains, and Taxes	30	Contacting Vanguard	60
Share Price	32	Additional Information	61
		Glossary of Investment Terms	63

Vanguard Total Stock Market Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.15%	0.03%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.17%	0.05%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$17	$55	$96	$217
Admiral Shares	$5	$16	$28	$64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Broad Market Index, which represents approximately 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Stock Market Index Fund Investor Shares

3

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.95% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.73% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Total Stock Market Index Fund Investor Shares
Return Before Taxes	16.25%	2.18%	7.83%
Return After Taxes on Distributions	15.90	1.87	7.54
Return After Taxes on Distributions and Sale of Fund Shares	11.02	1.80	6.88
Vanguard Total Stock Market Index Fund Admiral Shares
Return Before Taxes	16.38%	2.29%	7.93%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Float Adjusted Index	16.38%	2.21%	7.95%
Spliced Total Stock Market Index	16.44	2.27	7.96
MSCI US Broad Market Index	16.44	2.27	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Large-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.21%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.24%	0.10%

6

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$25	$77	$135	$306
Admiral Shares	$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Index, a broadly diversified index of large U.S. companies representing approximately the top 85% of the U.S. market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector,

7

category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Large-Cap Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.97% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.11% (quarter ended December 31, 2008).

8

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jan. 30,
	1 Year	5 Years	2004)
Vanguard Large-Cap Index Fund Investor Shares
Return Before Taxes	15.94%	1.77%	5.05%
Return After Taxes on Distributions	15.59	1.47	4.76
Return After Taxes on Distributions and Sale of Fund Shares	10.81	1.46	4.35
MSCI US Prime Market 750 Index
(reflects no deduction for fees, expenses, or taxes)	16.18%	1.95%	5.22%
			Since
			Inception
			(Feb. 2,
	1 Year	5 Years	2004)
Vanguard Large-Cap Index Fund Admiral Shares
Return Before Taxes	16.06%	1.90%	5.14%
MSCI US Prime Market 750 Index
(reflects no deduction for fees, expenses, or taxes)	16.18%	1.95%	5.18%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

9

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Fund since its inception in 2004.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

Vanguard Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.21%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.24%	0.10%

11

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$25	$77	$135	$306
Admiral Shares	$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector,

12

category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Value Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.27% (quarter ended June 30, 2003), and the lowest return for a quarter was –20.44% (quarter ended December 31, 2008).

13

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Value Index Fund Investor Shares
Return Before Taxes	15.00%	0.32%	7.33%
Return After Taxes on Distributions	14.55	–0.09	6.91
Return After Taxes on Distributions and Sale of Fund Shares	10.33	0.21	6.41
Vanguard Value Index Fund Admiral Shares
Return Before Taxes	15.18%	0.46%	7.45%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
S&P 500 Value Index	17.68%	–0.15%	7.20%
Spliced Value Index	15.23	0.44	7.42
MSCI US Prime Market Value Index	15.23	0.44	7.25

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

14

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

15

Vanguard Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.21%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.24%	0.10%

16

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$25	$77	$135	$306
Admiral Shares	$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector,

17

category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Growth Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.59% (quarter ended June 30, 2009), and the lowest return for a quarter was
–23.88% (quarter ended December 31, 2008).

18

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Growth Index Fund Investor Shares
Return Before Taxes	16.89%	3.17%	7.36%
Return After Taxes on Distributions	16.65	2.99	7.20
Return After Taxes on Distributions and Sale of Fund Shares	11.29	2.68	6.47
Vanguard Growth Index Fund Admiral Shares
Return Before Taxes	17.01%	3.31%	7.49%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
S&P 500 Growth Index	14.61%	3.39%	7.19%
Spliced Growth Index	17.14	3.38	7.56
MSCI US Prime Market Growth Index	17.14	3.38	7.82

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

19

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

20

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

21

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds‘ Investor Shares and Admiral Shares. A separate prospectus offers the Funds‘ Signal® Shares, which are generally for institutional and financial intermediary investors. Another prospectus offers the Funds‘ Institutional Shares, which are generally for investors who invest a minimum of $5 million. In addition, each Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

22

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund (other than the Total Stock Market Index Fund, which seeks to track the overall stock market) to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks (such as those held by the Total Stock Market Index Fund) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

23

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Total Stock Market Index	$35.0 billion
Large-Cap Index	46.0
Value Index	47.9
Growth Index	43.5

Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other

24

characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

The Total Stock Market Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The remaining Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

25

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

26

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than those for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

27

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

28

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Funds are:

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception in 2004. Education: B.S., The Pennsylvania State University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed investment portfolios, including the Total Stock Market Index, Value Index, and Growth Index Funds, since 1994. Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

29

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

30

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

31

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

32

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

33

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds‘ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual reports online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Stock Market Index Fund’s Investor Shares as an
example. The Investor Shares began fiscal year 2012 with a net asset value (price)
of $31.29 per share. During the year, each Investor Share earned $0.72 from investment income (interest and dividends) and $4.35 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.72 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $35.64, reflecting earnings of $5.07 per share and distributions of $0.72 per share. This was an increase of $4.35 per share (from $31.29 at the beginning of the year to $35.64 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 16.25% for the year.

As of December 31, 2012, the Investor Shares had approximately $79 billion in net assets. For the year, the expense ratio was 0.17% ($1.70 per $1,000 of net assets), and the net investment income amounted to 2.11% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

34

Total Stock Market Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.29	$31.56	$27.45	$21.80	$35.36
Investment Operations
Net Investment Income	.720	.565	.523	.514	.592
Net Realized and Unrealized Gain (Loss)
on Investments	4.350	(.273)	4.117	5.651	(13.566)
Total from Investment Operations	5.070	.292	4.640	6.165	(12.974)
Distributions
Dividends from Net Investment Income	(.720)	(.562)	(.530)	(.515)	(.586)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.720)	(.562)	(.530)	(.515)	(.586)
Net Asset Value, End of Period	$35.64	$31.29	$31.56	$27.45	$21.80
Total Return[1]	16.25%	0.96%	17.09%	28.70%	–37.04%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$78,936	$62,668	$56,063	$58,004	$39,440
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.18%	0.16%
Ratio of Net Investment Income to Average
Net Assets	2.11%	1.79%	1.85%	2.22%	2.04%
Portfolio Turnover Rate[2]	3%	5%	5%	5%	5%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares, including ETF Creation Units.

35

Total Stock Market Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.30	$31.57	$27.45	$21.80	$35.36
Investment Operations
Net Investment Income	.761	.602	.554	.539	.615
Net Realized and Unrealized Gain (Loss)
on Investments	4.350	(.273)	4.127	5.650	(13.566)
Total from Investment Operations	5.111	.329	4.681	6.189	(12.951)
Distributions
Dividends from Net Investment Income	(.761)	(.599)	(.561)	(.539)	(.609)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.761)	(.599)	(.561)	(.539)	(.609)
Net Asset Value, End of Period	$35.65	$31.30	$31.57	$27.45	$21.80
Total Return[1]	16.38%	1.08%	17.26%	28.83% –36.99%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$59,771	$49,496	$47,190	$27,762	$18,781
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.08%
Ratio of Net Investment Income to Average
Net Assets	2.23%	1.91%	1.96%	2.33%	2.12%
Portfolio Turnover Rate[2]	3%	5%	5%	5%	5%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares, including ETF Creation Units.

36

Large-Cap Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$23.16	$23.25	$20.47	$16.41	$26.59
Investment Operations
Net Investment Income	.521	.421	.372	.387	.416
Net Realized and Unrealized Gain (Loss)
on Investments	3.159	(.095)	2.791	4.075	(10.191)
Total from Investment Operations	3.680	.326	3.163	4.462	(9.775)
Distributions
Dividends from Net Investment Income	(.520)	(.416)	(.383)	(.402)	(.405)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.520)	(.416)	(.383)	(.402)	(.405)
Net Asset Value, End of Period	$26.32	$23.16	$23.25	$20.47	$16.41
Total Return[1]	15.94%	1.44%	15.63%	27.60%	–37.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$290	$293	$307	$448	$376
Ratio of Total Expenses to Average Net Assets	0.24%	0.24%	0.26%	0.26%	0.21%
Ratio of Net Investment Income to Average
Net Assets	2.08%	1.81%	1.78%	2.24%	2.12%
Portfolio Turnover Rate[2]	8%	7%	8%	8%	9%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares, including ETF Creation Units.

37

Large-Cap Index Fund Admiral Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.96	$29.07	$25.59	$20.51	$33.25
Investment Operations
Net Investment Income	.698	.569	.503	.516	.547
Net Realized and Unrealized Gain (Loss)
on Investments	3.939	(.116)	3.495	5.097	(12.750)
Total from Investment Operations	4.637	.453	3.998	5.613	(12.203)
Distributions
Dividends from Net Investment Income	(.697)	(.563)	(.518)	(.533)	(.537)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.697)	(.563)	(.518)	(.533)	(.537)
Net Asset Value, End of Period	$32.90	$28.96	$29.07	$25.59	$20.51
Total Return[1]	16.06%	1.60%	15.81%	27.80%	–37.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$981	$796	$698	$328	$254
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.12%	0.10%
Ratio of Net Investment Income to Average
Net Assets	2.22%	1.95%	1.92%	2.38%	2.23%
Portfolio Turnover Rate[2]	8%	7%	8%	8%	9%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares, including ETF Creation Units.

38

Value Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.47	$20.79	$18.63	$16.08	$25.94
Investment Operations
Net Investment Income	.595	.521	.459	.498	.660
Net Realized and Unrealized Gain (Loss)
on Investments	2.458	(.325)	2.163	2.561	(9.863)
Total from Investment Operations	3.053	.196	2.622	3.059	(9.203)
Distributions
Dividends from Net Investment Income	(.593)	(.516)	(.462)	(.509)	(.657)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.593)	(.516)	(.462)	(.509)	(.657)
Net Asset Value, End of Period	$22.93	$20.47	$20.79	$18.63	$16.08
Total Return[1]	15.00%	1.00%	14.28%	19.58% –35.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,482	$1,814	$2,317	$3,357	$2,618
Ratio of Total Expenses to Average Net Assets	0.24%	0.24%	0.26%	0.26%	0.21%
Ratio of Net Investment Income to Average
Net Assets	2.71%	2.52%	2.43%	3.09%	3.14%
Portfolio Turnover Rate[2]	22%	23%	27%	31%	27%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

39

Value Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.47	$20.79	$18.63	$16.08	$25.94
Investment Operations
Net Investment Income	.629	.551	.488	.517	.681
Net Realized and Unrealized Gain (Loss)
on Investments	2.458	(.325)	2.162	2.562	(9.863)
Total from Investment Operations	3.087	.226	2.650	3.079	(9.182)
Distributions
Dividends from Net Investment Income	(.627)	(.546)	(.490)	(.529)	(.678)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.627)	(.546)	(.490)	(.529)	(.678)
Net Asset Value, End of Period	$22.93	$20.47	$20.79	$18.63	$16.08
Total Return[1]	15.18%	1.14%	14.45%	19.72% –35.90%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,539	$3,116	$3,082	$1,421	$1,262
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to Average
Net Assets	2.85%	2.66%	2.57%	3.21%	3.24%
Portfolio Turnover Rate[2]	22%	23%	27%	31%	27%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

40

Growth Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.79	$31.60	$27.32	$20.29	$33.23
Investment Operations
Net Investment Income	.509	.351	.315	.276	.261
Net Realized and Unrealized Gain (Loss)
on Investments	4.853	.183	4.284	7.035	(12.939)
Total from Investment Operations	5.362	.534	4.599	7.311	(12.678)
Distributions
Dividends from Net Investment Income	(.502)	(.344)	(.319)	(.281)	(.262)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.502)	(.344)	(.319)	(.281)	(.262)
Net Asset Value, End of Period	$36.65	$31.79	$31.60	$27.32	$20.29
Total Return[1]	16.89%	1.71%	16.96%	36.29% –38.32%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,105	$2,897	$3,843	$5,770	$4,279
Ratio of Total Expenses to Average Net Assets	0.24%	0.24%	0.26%	0.28%	0.23%
Ratio of Net Investment Income to Average
Net Assets	1.45%	1.10%	1.13%	1.20%	0.93%
Portfolio Turnover Rate[2]	21%	23%	26%	29%	27%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

41

Growth Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.79	$31.60	$27.32	$20.30	$33.23
Investment Operations
Net Investment Income	.560	.399	.357	.308	.294
Net Realized and Unrealized Gain (Loss)
on Investments	4.842	.185	4.282	7.027	(12.929)
Total from Investment Operations	5.402	.584	4.639	7.335	(12.635)
Distributions
Dividends from Net Investment Income	(.552)	(.394)	(.359)	(.315)	(.295)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.552)	(.394)	(.359)	(.315)	(.295)
Net Asset Value, End of Period	$36.64	$31.79	$31.60	$27.32	$20.30
Total Return[1]	17.01%	1.87%	17.12%	36.42% –38.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,774	$4,819	$4,712	$1,641	$1,296
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to Average
Net Assets	1.59%	1.24%	1.27%	1.34%	1.05%
Portfolio Turnover Rate[2]	21%	23%	26%	29%	27%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

42

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

Account Minimums for Admiral Shares

To open and maintain an account. $10,000. If you request Admiral Shares when you open a new account, but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

43

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

44

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know
Admiral Shares. Please note that Admiral Shares generally are not available for:

• SIMPLE IRAs and Individual 403(b)(7) Custodial Accounts or

• Certain retirement plan accounts receiving special administrative services from

Vanguard, including Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money

45

orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a

46

nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares’ eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process

47

a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs. Please note that mandatory conversions do not apply to ETF Shares.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

48

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your

49

Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

50

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

51

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-
trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum
Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-
trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

52

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

53

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

54

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.

  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

55

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee
Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum initial investment amount. The fee, which will be collected by redeeming fund shares in the amount of
$20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage
Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship clients. Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for
Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and
$1 million for Vanguard Flagship Services®. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through
Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in

56

employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard
Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs,

certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment
Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

57

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

58

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard U.S. Stock Index Large-Capitalization Funds twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

59

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

60

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
Total Stock Market Index Fund
Investor Shares	4/27/1992	Yes	TotSt	85	922908306
Admiral Shares	11/13/2000	Yes	TotStAdml	585	922908728
Large-Cap Index Fund
Investor Shares	1/30/2004	Yes	LarCapIx	307	922908587
Admiral Shares	2/2/2004	Yes	LaCapAd	5307	922908579
Value Index Fund
Investor Shares	11/2/1992	Yes	Value	06	922908405
Admiral Shares	11/13/2000	Yes	ValAdml	506	922908678
Growth Index Fund
Investor Shares	11/2/1992	Yes	Growth	09	922908504
Admiral Shares	11/13/2000	Yes	GrwthAdml	509	922908660

61

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

62

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Prime Market 750 Index. An index that tracks the stocks of approximately 750 large- and mid-capitalization companies representing the vast majority of U.S. stock market capitalization.

63

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

S&P 500 Growth Index. An index that tracks the growth companies of the S&P 500 Index. S&P 500 Value Index. An index that tracks the value companies of the S&P 500 Index. Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Growth Index. An index that reflects performance of the S&P 500 Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter.

Spliced Total Stock Market Index. An index that reflects performance of the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, and performance of the MSCI US Broad Market Index thereafter.

Spliced Value Index. An index that reflects performance of the S&P 500 Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

64

This page intentionally left blank.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a current Vanguard shareholder and would

If you would like more information about Vanguard	like information about your account, account

U.S. Stock Index Large-Capitalization Funds, the	transactions, and/or account statements, please call:

following documents are available free upon request:
Client Services Department

Annual/Semiannual Reports to Shareholders	Telephone: 800-662-2739 (CREW)

Additional information about the Funds’ investments	Text telephone for people with hearing impairment:

is available in the Funds’ annual and semiannual	800-749-7273

reports to shareholders. In the annual reports, you
Information Provided by the Securities and
will find a discussion of the market conditions and
Exchange Commission (SEC)
investment strategies that significantly affected
You can review and copy information about the Funds
the Funds’ performance during their last fiscal year.
(including the SAI) at the SEC’s Public Reference Room

Statement of Additional Information (SAI)	in Washington, DC. To find out more about this public

The SAI provides more detailed information about the	service, call the SEC at 202-551-8090. Reports and

Funds and is incorporated by reference into (and thus	other information about the Funds are also available in

legally a part of) this prospectus.	the EDGAR database on the SEC’s website at

sec.gov, or you can receive copies of this
To receive a free copy of the latest annual or semiannual
information, for a fee, by electronic request at the
reports or the SAI, or to request additional information
following e-mail address: publicinfo@sec.gov, or by
about the Funds or other Vanguard funds, please visit
writing the Public Reference Section, Securities and
vanguard.com or contact us as follows:
Exchange Commission, Washington, DC 20549-1520.

The Vanguard Group
Funds’ Investment Company Act file number: 811-02652
Investor Information Department

P.O. Box 2600

Valley Forge, PA 19482-2600

Telephone: 800-662-7447 (SHIP)

Text telephone for people with hearing impairment:

800-749-7273

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 085 042013

Vanguard U.S. Stock Index
Large-Capitalization Funds Prospectus

April 12, 2013

Investor Shares for Participants
Vanguard Total Stock Market Index Fund Investor Shares (VTSMX)
Vanguard Large-Cap Index Fund Investor Shares (VLACX)
Vanguard Value Index Fund Investor Shares (VIVAX)
Vanguard Growth Index Fund Investor Shares (VIGRX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		More on the Funds	18
Total Stock Market Index Fund*	1	The Funds and Vanguard	24
Large-Cap Index Fund	5	Investment Advisor	24
Value Index Fund*	9	Dividends, Capital Gains, and Taxes	25
Growth Index Fund*	13	Share Price	26
Investing in Index Funds	17	Financial Highlights	28
		Investing With Vanguard	33
		Accessing Fund Information Online	37
		Glossary of Investment Terms	38

Vanguard Total Stock Market Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.15%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.17%

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Broad Market Index, which represents approximately 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

2

The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Stock Market Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.95% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.73% (quarter ended December 31, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Total Stock Market Index Fund Investor Shares	16.25%	2.18%	7.83%
Comparative Indexes
(reflect no deduction for fees or expenses)
Dow Jones U.S. Total Stock Market Float Adjusted Index	16.38%	2.21%	7.95%
Spliced Total Stock Market Index	16.44	2.27	7.96
MSCI US Broad Market Index	16.44	2.27	—

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

Vanguard Large-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.21%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.24%

5

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Index, a broadly diversified index of large U.S. companies representing approximately the top 85% of the U.S. market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

6

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/ performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Large-Cap Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.97% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.11% (quarter ended December 31, 2008).

7

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Jan. 30,
	1 Year	5 Years	2004)
Vanguard Large-Cap Index Fund Investor Shares	15.94%	1.77%	5.05%
MSCI US Prime Market 750 Index
(reflects no deduction for fees or expenses)	16.18%	1.95%	5.22%

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Fund since its inception in 2004.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

8

Vanguard Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.21%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.24%

9

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

10

• Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Value Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.27% (quarter ended June 30, 2003), and the lowest return for a quarter was –20.44% (quarter ended December 31, 2008).

11

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Value Index Fund Investor Shares	15.00%	0.32%	7.33%
Comparative Indexes
(reflect no deduction for fees or expenses)
S&P 500 Value Index	17.68%	–0.15%	7.20%
Spliced Value Index	15.23	0.44	7.42
MSCI US Prime Market Value Index	15.23	0.44	7.25

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

12

Vanguard Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.21%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.24%

13

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

14

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Growth Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.59% (quarter ended June 30, 2009), and the lowest return for a quarter was –23.88% (quarter ended December 31, 2008).

15

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Growth Index Fund Investor Shares	16.89%	3.17%	7.36%
Comparative Indexes
(reflect no deduction for fees or expenses)
S&P 500 Growth Index	14.61%	3.39%	7.19%
Spliced Growth Index	17.14	3.38	7.56
MSCI US Prime Market Growth Index	17.14	3.38	7.82

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

16

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

17

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds‘ Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained on our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

18

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund (other than the Total Stock Market Index Fund, which seeks to track the overall stock market) to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks (such as those held by the Total Stock Market Index Fund) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

19

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Total Stock Market Index	$35.0 billion
Large-Cap Index	46.0
Value Index	47.9
Growth Index	43.5

Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other

20

characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

The Total Stock Market Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The remaining Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

21

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

22

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than those for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

23

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

24

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Funds are:

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception in 2004. Education: B.S., The Pennsylvania State University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed investment portfolios, including the Total Stock Market Index, Value Index, and Growth Index Funds, since 1994. Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year.

25

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This

26

most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

27

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds’ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual reports online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Stock Market Index Fund’s Investor Shares as an
example. The Investor Shares began fiscal year 2012 with a net asset value
(price) of $31.29 per share. During the year, each Investor Share earned $0.72 from investment income (interest and dividends) and $4.35 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.72 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $35.64, reflecting earnings of $5.07 per share and distributions of $0.72 per share. This was an increase of $4.35 per share (from $31.29 at the beginning of the year to $35.64 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 16.25% for the year.

As of December 31, 2012, the Investor Shares had approximately $79 billion in net assets. For the year, the expense ratio was 0.17% ($1.70 per $1,000 of net assets), and the net investment income amounted to 2.11% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

28

Total Stock Market Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.29	$31.56	$27.45	$21.80	$35.36
Investment Operations
Net Investment Income	.720	.565	.523	.514	.592
Net Realized and Unrealized Gain (Loss)
on Investments	4.350	(.273)	4.117	5.651	(13.566)
Total from Investment Operations	5.070	.292	4.640	6.165	(12.974)
Distributions
Dividends from Net Investment Income	(.720)	(.562)	(.530)	(.515)	(.586)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.720)	(.562)	(.530)	(.515)	(.586)
Net Asset Value, End of Period	$35.64	$31.29	$31.56	$27.45	$21.80
Total Return	16.25%	0.96%	17.09%	28.70%	–37.04%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$78,936	$62,668	$56,063	$58,004	$39,440
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.18%	0.16%
Ratio of Net Investment Income to Average
Net Assets	2.11%	1.79%	1.85%	2.22%	2.04%
Portfolio Turnover Rate[1]	3%	5%	5%	5%	5%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares, including ETF Creation Units.

29

Large-Cap Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$23.16	$23.25	$20.47	$16.41	$26.59
Investment Operations
Net Investment Income	.521	.421	.372	.387	.416
Net Realized and Unrealized Gain (Loss)
on Investments	3.159	(.095)	2.791	4.075	(10.191)
Total from Investment Operations	3.680	.326	3.163	4.462	(9.775)
Distributions
Dividends from Net Investment Income	(.520)	(.416)	(.383)	(.402)	(.405)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.520)	(.416)	(.383)	(.402)	(.405)
Net Asset Value, End of Period	$26.32	$23.16	$23.25	$20.47	$16.41
Total Return	15.94%	1.44%	15.63%	27.60%	–37.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$290	$293	$307	$448	$376
Ratio of Total Expenses to Average Net Assets	0.24%	0.24%	0.26%	0.26%	0.21%
Ratio of Net Investment Income to Average
Net Assets	2.08%	1.81%	1.78%	2.24%	2.12%
Portfolio Turnover Rate[1]	8%	7%	8%	8%	9%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares, including ETF Creation Units.

30

Value Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.47	$20.79	$18.63	$16.08	$25.94
Investment Operations
Net Investment Income	.595	.521	.459	.498	.660
Net Realized and Unrealized Gain (Loss)
on Investments	2.458	(.325)	2.163	2.561	(9.863)
Total from Investment Operations	3.053	.196	2.622	3.059	(9.203)
Distributions
Dividends from Net Investment Income	(.593)	(.516)	(.462)	(.509)	(.657)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.593)	(.516)	(.462)	(.509)	(.657)
Net Asset Value, End of Period	$22.93	$20.47	$20.79	$18.63	$16.08
Total Return	15.00%	1.00%	14.28%	19.58% –35.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,482	$1,814	$2,317	$3,357	$2,618
Ratio of Total Expenses to Average Net Assets	0.24%	0.24%	0.26%	0.26%	0.21%
Ratio of Net Investment Income to Average
Net Assets	2.71%	2.52%	2.43%	3.09%	3.14%
Portfolio Turnover Rate[1]	22%	23%	27%	31%	27%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

31

Growth Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.79	$31.60	$27.32	$20.29	$33.23
Investment Operations
Net Investment Income	.509	.351	.315	.276	.261
Net Realized and Unrealized Gain (Loss)
on Investments	4.853	.183	4.284	7.035	(12.939)
Total from Investment Operations	5.362	.534	4.599	7.311	(12.678)
Distributions
Dividends from Net Investment Income	(.502)	(.344)	(.319)	(.281)	(.262)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.502)	(.344)	(.319)	(.281)	(.262)
Net Asset Value, End of Period	$36.65	$31.79	$31.60	$27.32	$20.29
Total Return	16.89%	1.71%	16.96%	36.29% –38.32%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,105	$2,897	$3,843	$5,770	$4,279
Ratio of Total Expenses to Average Net Assets	0.24%	0.24%	0.26%	0.28%	0.23%
Ratio of Net Investment Income to Average
Net Assets	1.45%	1.10%	1.13%	1.20%	0.93%
Portfolio Turnover Rate[1]	21%	23%	26%	29%	27%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

32

Investing With Vanguard

One or more of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Processing times for your transaction requests may differ among recordkeepers or among transaction types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing timeframes for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined NAV of the Fund‘s Investor Shares. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper, and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

33

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the

34

intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

No cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller’s authority
We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Uncashed Checks
Vanguard will not pay interest on uncashed checks.

35

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Total Stock Market Index Fund
Investor Shares	4/27/1992	TotSt	85	922908306
Large-Cap Index Fund
Investor Shares	1/30/2004	LarCapIx	307	922908587
Value Index Fund
Investor Shares	11/2/1992	Value	06	922908405
Growth Index Fund
Investor Shares	11/2/1992	Growth	09	922908504

36

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

37

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Prime Market 750 Index. An index that tracks the stocks of approximately 750 large- and mid-capitalization companies representing the vast majority of U.S. stock market capitalization.

38

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

S&P 500 Growth Index. An index that tracks the growth companies of the S&P 500 Index. S&P 500 Value Index. An index that tracks the value companies of the S&P 500 Index. Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Growth Index. An index that reflects performance of the S&P 500 Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter.

Spliced Total Stock Market Index. An index that reflects performance of the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, and performance of the MSCI US Broad Market Index thereafter.

Spliced Value Index. An index that reflects performance of the S&P 500 Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

39

This page intentionally left blank.

This page intentionally left blank.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	To receive a free copy of the latest annual or semiannual
If you would like more information about Vanguard	reports or the SAI, or to request additional information
U.S. Stock Index Large-Capitalization Funds, the	about the Funds or other Vanguard funds, please visit
following documents are available free upon request:	vanguard.com or contact us as follows:

Annual/Semiannual Reports to Shareholders	The Vanguard Group
Additional information about the Funds’ investments is	Participant Services
available in the Funds’ annual and semiannual reports	P.O. Box 2900
to shareholders. In the annual reports, you will find a	Valley Forge, PA 19482-2900
discussion of the market conditions and investment	Telephone: 800-523-1188
strategies that significantly affected the Funds’	Text telephone for people with hearing impairment:
performance during their last fiscal year.	800-749-7273

Statement of Additional Information (SAI)	Information Provided by the Securities and
The SAI provides more detailed information about	Exchange Commission (SEC)
the Funds and is incorporated by reference into (and	You can review and copy information about the Funds
thus legally a part of) this prospectus.	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
service, call the SEC at 202-551-8090. Reports and
other information about the Funds are also available in
the EDGAR database on the SEC’s website at sec.gov,
or you can receive copies of this information, for a fee,
by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-1520.

Funds’ Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 085 042013

Vanguard U.S. Stock Index
Large-Capitalization Funds Prospectus

April 12, 2013

Signal® Shares
Vanguard Total Stock Market Index Fund Signal Shares (VTSSX)
Vanguard Large-Cap Index Fund Signal Shares (VLCSX)
Vanguard Value Index Fund Signal Shares (VVISX)
Vanguard Growth Index Fund Signal Shares (VIGSX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Financial Highlights	33
Total Stock Market Index Fund*	1	Investing With Vanguard	39
Large-Cap Index Fund	6	Purchasing Shares	39
Value Index Fund*	11	Converting Shares	42
Growth Index Fund*	16	Redeeming Shares	44
Investing in Index Funds	21	Exchanging Shares	47
More on the Funds	22	Frequent-Trading Limitations	47
The Funds and Vanguard	28	Other Rules You Should Know	49
Investment Advisor	28	Fund and Account Updates	52
Dividends, Capital Gains, and Taxes	30	Contacting Vanguard	54
Share Price	32	Additional Information	55
		Glossary of Investment Terms	57

Vanguard Total Stock Market Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.05%

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Broad Market Index, which represents approximately 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

2

The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Signal Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Stock Market Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.97% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.72% (quarter ended December 31, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Sep. 1,
	1 Year	5 Years	2006)
Vanguard Total Stock Market Index Fund Signal Shares
Return Before Taxes	16.39%	2.29%	4.08%
Return After Taxes on Distributions	16.01	1.97	3.75
Return After Taxes on Distributions and Sale of Fund Shares	11.14	1.90	3.46
MSCI US Broad Market Index
(reflects no deduction for fees, expenses, or taxes)	16.44%	2.27%	4.08%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). Signal Shares generally are available to certain institutional and financial intermediary clients with no minimum initial or subsequent investment requirements.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Large-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

6

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Index, a broadly diversified index of large U.S. companies representing approximately the top 85% of the U.S. market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

7

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Signal Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Large-Cap Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.06% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.12% (quarter ended December 31, 2008).

8

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Aug. 30,
	1 Year	5 Years	2007)
Vanguard Large-Cap Index Fund Signal Shares
Return Before Taxes	16.07%	1.91%	2.14%
Return After Taxes on Distributions	15.70	1.59	1.81
Return After Taxes on Distributions and Sale of Fund Shares	10.93	1.57	1.77
MSCI US Prime Market 750 Index
(reflects no deduction for fees, expenses, or taxes)	16.18%	1.95%	2.17%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

9

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Fund since its inception in 2004.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). Signal Shares generally are available to certain institutional and financial intermediary clients with no minimum initial or subsequent investment requirements.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

Vanguard Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

11

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

12

• Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Signal Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Value Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.46% (quarter ended September 30, 2009), and the lowest return for a quarter was –20.43% (quarter ended December 31, 2008).

13

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jun. 4,
	1 Year	5 Years	2007)
Vanguard Value Index Fund Signal Shares
Return Before Taxes	15.18%	0.45%	–1.20%
Return After Taxes on Distributions	14.70	0.01	–1.64
Return After Taxes on Distributions and Sale of Fund Shares	10.47	0.31	–1.08
MSCI US Prime Market Value Index
(reflects no deduction for fees, expenses, or taxes)	15.23%	0.44%	–1.21%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

14

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). Signal Shares generally are available to certain institutional and financial intermediary clients with no minimum initial or subsequent investment requirements.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

15

Vanguard Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

16

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

17

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Signal Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Growth Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.56% (quarter ended June 30, 2009), and the lowest return for a quarter was –23.81% (quarter ended December 31, 2008).

18

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jun. 4,
	1 Year	5 Years	2007)
Vanguard Growth Index Fund Signal Shares
Return Before Taxes	17.01%	3.31%	3.41%
Return After Taxes on Distributions	16.75	3.11	3.21
Return After Taxes on Distributions and Sale of Fund Shares	11.41	2.80	2.89
MSCI US Prime Market Growth Index
(reflects no deduction for fees, expenses, or taxes)	17.14%	3.38%	3.48%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

19

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). Signal Shares generally are available to certain institutional and financial intermediary clients with no minimum initial or subsequent investment requirements.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

20

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

21

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds‘ Signal Shares, which are generally for institutional and financial intermediary investors. A separate prospectus offers the Funds‘ Institutional Shares, which are generally for investors who invest a minimum of $5 million. Another prospectus offers Investor Shares and Admiral™ Shares, which have investment minimums of $3,000 and $10,000, respectively. In addition, each Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

22

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund (other than the Total Stock Market Index Fund, which seeks to track the overall stock market) to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks (such as those held by the Total Stock Market Index Fund) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

23

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Total Stock Market Index	$35.0 billion
Large-Cap Index	46.0
Value Index	47.9
Growth Index	43.5

Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other

24

characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

The Total Stock Market Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The remaining Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

25

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

26

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than those for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

27

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

28

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Funds are:

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception in 2004. Education: B.S., The Pennsylvania State University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed investment portfolios, including the Total Stock Market Index, Value Index, and Growth Index Funds, since 1994. Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

29

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the
Funds‘ normal investment activities and cash flows.

30

  A sale or exchange of Fund shares is a taxable event. This means that you may have capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

31

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or

32

regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds’ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual reports online at vanguard.com or by contacting Vanguard by telephone or mail.

33

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Stock Market Index Fund’s Signal Shares as an example. The Signal Shares began fiscal year 2012 with a net asset value (price)
of $30.21 per share. During the year, each Signal Share earned $0.735 from investment income (interest and dividends) and $4.20 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.735 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $34.41, reflecting earnings of $4.935 per share and distributions of $0.735 per share. This was an increase of $4.20 per share (from $30.21 at the beginning of the year to $34.41 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 16.39% for the year.

As of December 31, 2012, the Signal Shares had approximately $8 billion in net assets. For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 2.23% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

34

Total Stock Market Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$30.21	$30.47	$26.50	$21.04	$34.13
Investment Operations
Net Investment Income	.735	.581	.535	.520	.595
Net Realized and Unrealized Gain (Loss)
on Investments	4.200	(.262)	3.977	5.459	(13.096)
Total from Investment Operations	4.935	.319	4.512	5.979	(12.501)
Distributions
Dividends from Net Investment Income	(.735)	(.579)	(.542)	(.519)	(.589)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.735)	(.579)	(.542)	(.519)	(.589)
Net Asset Value, End of Period	$34.41	$30.21	$30.47	$26.50	$21.04
Total Return	16.39%	1.09%	17.23%	28.85% –36.99%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,025	$6,133	$5,471	$4,757	$3,717
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.08%
Ratio of Net Investment Income to Average
Net Assets	2.23%	1.91%	1.96%	2.33%	2.12%
Portfolio Turnover Rate[1]	3%	5%	5%	5%	5%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

35

Large-Cap Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$25.26	$25.36	$22.32	$17.89	$29.00
Investment Operations
Net Investment Income	.609	.495	.440	.451	.481
Net Realized and Unrealized Gain (Loss)
on Investments	3.438	(.105)	3.052	4.446	(11.121)
Total from Investment Operations	4.047	.390	3.492	4.897	(10.640)
Distributions
Dividends from Net Investment Income	(.607)	(.490)	(.452)	(.467)	(.470)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.607)	(.490)	(.452)	(.467)	(.470)
Net Asset Value, End of Period	$28.70	$25.26	$25.36	$22.32	$17.89
Total Return	16.07%	1.58%	15.83%	27.81%	–37.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$637	$520	$381	$247	$102
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.12%	0.10%
Ratio of Net Investment Income to Average
Net Assets	2.22%	1.95%	1.92%	2.38%	2.23%
Portfolio Turnover Rate[1]	8%	7%	8%	8%	9%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

36

Value Index Fund Signal Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.30	$21.63	$19.38	$16.73	$27.00
Investment Operations
Net Investment Income	.654	.574	.508	.538	.710
Net Realized and Unrealized Gain (Loss)
on Investments	2.558	(.335)	2.252	2.663	(10.274)
Total from Investment Operations	3.212	.239	2.760	3.201	(9.564)
Distributions
Dividends from Net Investment Income	(.652)	(.569)	(.510)	(.551)	(.706)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.652)	(.569)	(.510)	(.551)	(.706)
Net Asset Value, End of Period	$23.86	$21.30	$21.63	$19.38	$16.73
Total Return	15.18%	1.16%	14.46%	19.70% –35.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,011	$1,467	$1,018	$907	$638
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to Average
Net Assets	2.85%	2.66%	2.57%	3.21%	3.24%
Portfolio Turnover Rate[1]	22%	23%	27%	31%	27%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

37

Growth Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.44	$29.26	$25.30	$18.80	$30.77
Investment Operations
Net Investment Income	.519	.369	.331	.286	.273
Net Realized and Unrealized Gain (Loss)
on Investments	4.483	.175	3.963	6.507	(11.970)
Total from Investment Operations	5.002	.544	4.294	6.793	(11.697)
Distributions
Dividends from Net Investment Income	(.512)	(.364)	(.334)	(.293)	(.273)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.512)	(.364)	(.334)	(.293)	(.273)
Net Asset Value, End of Period	$33.93	$29.44	$29.26	$25.30	$18.80
Total Return	17.01%	1.88%	17.11%	36.42% –38.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,540	$2,402	$1,658	$1,428	$941
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to Average
Net Assets	1.59%	1.24%	1.27%	1.34%	1.05%
Portfolio Turnover Rate[1]	21%	23%	26%	29%	27%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

38

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Signal Shares
To open and maintain an account.

• Institutional clients and institutional intermediary clients whose accounts are not recordkept by Vanguard. Institutional clients (including but not limited to financial intermediaries, defined benefit and contribution plan clients, endowments, and foundations) whose accounts are not recordkept by Vanguard generally may hold Signal Shares without restriction. Signal Shares generally are not available to financial intermediaries that serve as mutual fund supermarkets.

• Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard generally may hold Signal Shares without restriction. Vanguard may charge additional recordkeeping fees. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your accounts.

39

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an

40

exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

41

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

42

Conversions From Investor Shares to Signal Shares

You may convert Investor Shares to Signal Shares at any time if you meet the eligibility requirements for Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction. Vanguard may automatically convert accounts holding Investor Shares that qualify for conversion to Signal Shares. Vanguard will notify the investor in writing before any automatic conversion to Signal Shares.

Conversions From Admiral Shares to Signal Shares

Vanguard may convert an eligible investor’s Admiral Shares to Signal Shares. Vanguard will notify the investor in writing before any automatic conversion to Signal Shares. You may instruct Vanguard if you do not wish to convert to Signal Shares.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares’ eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

43

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules
You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

44

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund

45

from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

46

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.

47

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account.
(Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-
trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

48

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a

49

registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions
Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification
Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.

  Fund name and account number, if applicable.

  Other information relating to the caller, the account owner, or the account.

Good Order
We reserve the right to reject any transaction instructions that are not in “good order.”
Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.
(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

50

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

51

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

52

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about
Vanguard U.S. Stock Index Large-Capitalization Funds twice a year, in February and
August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

53

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (SHIP) For fund and service information

(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Signal Service Centers	For information regarding Signal Shares
For most Signal Share transactions
For institutional intermediary clients: 800-997-2798
For institutional clients whose accounts are not recordkept
at Vanguard: 888-809-8102
For institutional clients whose accounts are recordkept at
Vanguard: 800-523-1188
Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

54

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
	P.O. Box 1110
	Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
	P.O. Box 2900
	Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
	455 Devon Park Drive
	Wayne, PA 19087-1815

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Total Stock Market Index Fund
Signal Shares	9/1/2006	TotStSgl	1341	922908488
	(Investor Shares
4/27/1992)

Large-Cap Index Fund
Signal Shares	8/30/2007	LgCapSgl	1343	922908454
	(Investor Shares
1/30/2004)

Value Index Fund
Signal Shares	6/4/2007	ValSgl	1346	922908462
	(Investor Shares
11/2/1992)

Growth Index Fund
Signal Shares	6/4/2007	GrwthSgl	1347	922908470
	(Investor Shares
11/2/1992)

55

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

56

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Prime Market 750 Index. An index that tracks the stocks of approximately 750 large- and mid-capitalization companies representing the vast majority of U.S. stock market capitalization.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

57

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/ earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

58

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:

If you would like more information about Vanguard	The Vanguard Group

U.S. Stock Index Large-Capitalization Funds, the	Institutional Investor Information Department

following documents are available free upon request:	P.O. Box 2900

Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Funds’ investments is
with hearing impairment: 800-749-7273
available in the Funds’ annual and semiannual reports

to shareholders. In the annual reports, you will find a	If you are a current Vanguard shareholder and would

discussion of the market conditions and investment	like information about your account, account

strategies that significantly affected the Funds’	transactions, and/or account statements, please call:

performance during their last fiscal year.
Client Services Department

Statement of Additional Information (SAI)	Telephone: 800-662-2739 (CREW); Text telephone for

The SAI provides more detailed information about the	people with hearing impairment: 800-749-7273

Funds and is incorporated by reference into (and thus
Information Provided by the Securities and
legally a part of) this prospectus.
Exchange Commission (SEC)

To receive a free copy of the latest annual or semiannual	You can review and copy information about the Funds

reports or the SAI, or to request additional information	(including the SAI) at the SEC’s Public Reference Room

about the Funds or other Vanguard funds, please visit	in Washington, DC. To find out more about this public

vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and

other information about the Funds are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at sec.gov,
The Vanguard Group
or you can receive copies of this information, for a fee,
Investor Information Department
by electronic request at the following e-mail address:
P.O. Box 2900
publicinfo@sec.gov, or by writing the Public Reference
Valley Forge, PA 19482-2900
Section, Securities and Exchange Commission,
Telephone: 800-662-7447 (SHIP); Text telephone for
Washington, DC 20549-1520.
people with hearing impairment: 800-749-7273

Funds’ Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 1341 042013

Vanguard U.S. Stock Index
Large-Capitalization Funds Prospectus

April 12, 2013

Signal® Shares for Participants
Vanguard Total Stock Market Index Fund Signal Shares (VTSSX)
Vanguard Large-Cap Index Fund Signal Shares (VLCSX)
Vanguard Value Index Fund Signal Shares (VVISX)
Vanguard Growth Index Fund Signal Shares (VIGSX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		More on the Funds	18
Total Stock Market Index Fund*	1	The Funds and Vanguard	24
Large-Cap Index Fund	5	Investment Advisor	25
Value Index Fund*	9	Dividends, Capital Gains, and Taxes	26
Growth Index Fund*	13	Share Price	26
Investing in Index Funds	17	Financial Highlights	28
		Investing With Vanguard	33
		Accessing Fund Information Online	37
		Glossary of Investment Terms	38

*

Vanguard Total Stock Market Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.05%

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Broad Market Index, which represents approximately 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

2

The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Stock Market Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.97% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.72% (quarter ended December 31, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Sep. 1,
	1 Year	5 Years	2006)
Vanguard Total Stock Market Index Fund Signal Shares	16.39%	2.29%	4.08%
MSCI US Broad Market Index
(reflects no deduction for fees or expenses)	16.44%	2.27%	4.08%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

Vanguard Large-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

5

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Index, a broadly diversified index of large U.S. companies representing approximately the top 85% of the U.S. market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

6

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Large-Cap Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.06% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.12% (quarter ended December 31, 2008).

7

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Aug. 30,
	1 Year	5Years	2007)
Vanguard Large-Cap Index Fund Signal Shares	16.07%	1.91%	2.14%
MSCI US Prime Market 750 Index
(reflects no deduction for fees or expenses)	16.18%	1.95%	2.17%

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Fund since its inception in 2004.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

8

Vanguard Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

9

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

10

• Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Value Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.46% (quarter ended September 30, 2009), and the lowest return for a quarter was –20.43% (quarter ended December 31, 2008).

11

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Jun. 4,
	1 Year	5 Years	2007)
Vanguard Value Index Fund Signal Shares	15.18%	0.45%	–1.20%
MSCI US Prime Market Value Index
(reflects no deduction for fees or expenses)	15.23%	0.44%	–1.21%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

12

Vanguard Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

13

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

14

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Growth Index Fund Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.56% (quarter ended June 30, 2009), and the lowest return for a quarter was –23.81% (quarter ended December 31, 2008).

15

Average Annual Total Returns for Periods Ended December 31, 2012

			Since
			Inception
			(Jun. 4,
	1 Year	5 Years	2007)
Vanguard Growth Index Fund Signal Shares	17.01%	3.31%	3.41%
MSCI US Prime Market Growth Index
(reflects no deduction for fees or expenses)	17.14%	3.38%	3.48%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

16

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

17

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds‘ Signal Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained on our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

18

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund (other than the Total Stock Market Index Fund, which seeks to track the overall stock market) to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks (such as those held by the Total Stock Market Index Fund) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

19

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Total Stock Market Index	$35.0 billion
Large-Cap Index	46.0
Value Index	47.9
Growth Index	43.5

Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

20

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

The Total Stock Market Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The remaining Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

21

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent

22

trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than those for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

23

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

24

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Funds are:

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception in 2004. Education: B.S., The Pennsylvania State University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed investment portfolios, including the Total Stock Market Index, Value Index, and Growth Index Funds, since 1994. Education: B.S., Villanova University.

25

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

26

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

27

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds’ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual reports online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Stock Market Index Fund’s Signal Shares as an example. The Signal Shares began fiscal year 2012 with a net asset value (price)
of $30.21 per share. During the year, each Signal Share earned $0.735 from investment income (interest and dividends) and $4.20 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.735 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $34.41, reflecting earnings of $4.935 per share and distributions of $0.735 per share. This was an increase of $4.20 per share (from $30.21 at the beginning of the year to $34.41 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 16.39% for the year.

As of December 31, 2012, the Signal Shares had approximately $8 billion in net assets. For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 2.23% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

28

Total Stock Market Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$30.21	$30.47	$26.50	$21.04	$34.13
Investment Operations
Net Investment Income	.735	.581	.535	.520	.595
Net Realized and Unrealized Gain (Loss)
on Investments	4.200	(.262)	3.977	5.459	(13.096)
Total from Investment Operations	4.935	.319	4.512	5.979	(12.501)
Distributions
Dividends from Net Investment Income	(.735)	(.579)	(.542)	(.519)	(.589)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.735)	(.579)	(.542)	(.519)	(.589)
Net Asset Value, End of Period	$34.41	$30.21	$30.47	$26.50	$21.04
Total Return	16.39%	1.09%	17.23%	28.85% –36.99%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,025	$6,133	$5,471	$4,757	$3,717
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.08%
Ratio of Net Investment Income to Average
Net Assets	2.23%	1.91%	1.96%	2.33%	2.12%
Portfolio Turnover Rate[1]	3%	5%	5%	5%	5%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

29

Large-Cap Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$25.26	$25.36	$22.32	$17.89	$29.00
Investment Operations
Net Investment Income	.609	.495	.440	.451	.481
Net Realized and Unrealized Gain (Loss)
on Investments	3.438	(.105)	3.052	4.446	(11.121)
Total from Investment Operations	4.047	.390	3.492	4.897	(10.640)
Distributions
Dividends from Net Investment Income	(.607)	(.490)	(.452)	(.467)	(.470)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.607)	(.490)	(.452)	(.467)	(.470)
Net Asset Value, End of Period	$28.70	$25.26	$25.36	$22.32	$17.89
Total Return	16.07%	1.58%	15.83%	27.81%	–37.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$637	$520	$381	$247	$102
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.12%	0.10%
Ratio of Net Investment Income to Average
Net Assets	2.22%	1.95%	1.92%	2.38%	2.23%
Portfolio Turnover Rate[1]	8%	7%	8%	8%	9%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

30

Value Index Fund Signal Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.30	$21.63	$19.38	$16.73	$27.00
Investment Operations
Net Investment Income	.654	.574	.508	.538	.710
Net Realized and Unrealized Gain (Loss)
on Investments	2.558	(.335)	2.252	2.663	(10.274)
Total from Investment Operations	3.212	.239	2.760	3.201	(9.564)
Distributions
Dividends from Net Investment Income	(.652)	(.569)	(.510)	(.551)	(.706)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.652)	(.569)	(.510)	(.551)	(.706)
Net Asset Value, End of Period	$23.86	$21.30	$21.63	$19.38	$16.73
Total Return	15.18%	1.16%	14.46%	19.70% –35.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,011	$1,467	$1,018	$907	$638
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to Average
Net Assets	2.85%	2.66%	2.57%	3.21%	3.24%
Portfolio Turnover Rate[1]	22%	23%	27%	31%	27%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

31

Growth Index Fund Signal Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.44	$29.26	$25.30	$18.80	$30.77
Investment Operations
Net Investment Income	.519	.369	.331	.286	.273
Net Realized and Unrealized Gain (Loss)
on Investments	4.483	.175	3.963	6.507	(11.970)
Total from Investment Operations	5.002	.544	4.294	6.793	(11.697)
Distributions
Dividends from Net Investment Income	(.512)	(.364)	(.334)	(.293)	(.273)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.512)	(.364)	(.334)	(.293)	(.273)
Net Asset Value, End of Period	$33.93	$29.44	$29.26	$25.30	$18.80
Total Return	17.01%	1.88%	17.11%	36.42% –38.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,540	$2,402	$1,658	$1,428	$941
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to Average
Net Assets	1.59%	1.24%	1.27%	1.34%	1.05%
Portfolio Turnover Rate[1]	21%	23%	26%	29%	27%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

32

Investing With Vanguard

One or more of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Processing times for your transaction requests may differ among recordkeepers or among transaction types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing timeframes for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined NAV of the Fund‘s Signal Shares. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper, and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

33

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the

34

intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

No cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller’s authority
We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.

  Fund name and account number, if applicable.

  Other information relating to the caller, the account owner, or the account.

Uncashed Checks
Vanguard will not pay interest on uncashed checks.

35

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Total Stock Market Index Fund
Signal Shares	9/1/2006	TotStSgl	1341	922908488
	(Investor Shares
4/27/1992)

Large-Cap Index Fund
Signal Shares	8/30/2007	LgCapSgl	1343	922908454
	(Investor Shares
1/30/2004)

Value Index Fund
Signal Shares	6/4/2007	ValSgl	1346	922908462
	(Investor Shares
11/2/1992)

Growth Index Fund
Signal Shares	6/4/2007	GrwthSgl	1347	922908470
	(Investor Shares
11/2/1992)

36

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

37

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Prime Market 750 Index. An index that tracks the stocks of approximately 750 large- and mid-capitalization companies representing the vast majority of U.S. stock market capitalization.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

38

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

39

This page intentionally left blank.

This page intentionally left blank.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	To receive a free copy of the latest annual or semiannual
If you would like more information about Vanguard	reports or the SAI, or to request additional information
U.S. Stock Index Large-Capitalization Funds, the	about the Funds or other Vanguard funds, please visit
following documents are available free upon request:	vanguard.com or contact us as follows:

Annual/Semiannual Reports to Shareholders	The Vanguard Group
Additional information about the Funds’ investments is	Participant Services
available in the Funds’ annual and semiannual reports	P.O. Box 2900
to shareholders. In the annual reports, you will find a	Valley Forge, PA 19482-2900
discussion of the market conditions and investment	Telephone: 800-523-1188
strategies that significantly affected the Funds’	Text telephone for people with hearing impairment:
performance during their last fiscal year.	800-749-7273

Statement of Additional Information (SAI)	Information Provided by the Securities and
The SAI provides more detailed information about	Exchange Commission (SEC)
the Funds and is incorporated by reference into (and	You can review and copy information about the Funds
thus legally a part of) this prospectus.	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
service, call the SEC at 202-551-8090. Reports and
other information about the Funds are also available in
the EDGAR database on the SEC’s website at sec.gov,
or you can receive copies of this information, for a fee,
by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-1520.

Funds’ Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 1341 042013

Vanguard U.S. Stock Index
Large-Capitalization Funds Prospectus

April 12, 2013

Institutional Shares
Vanguard Total Stock Market Index Fund Institutional Shares (VITSX)
Vanguard Large-Cap Index Fund Institutional Shares (VLISX)
Vanguard Value Index Fund Institutional Shares (VIVIX)
Vanguard Growth Index Fund Institutional Shares (VIGIX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Financial Highlights	34
Total Stock Market Index Fund*	1	Investing With Vanguard	39
Large-Cap Index Fund	6	Purchasing Shares	39
Value Index Fund*	11	Converting Shares	42
Growth Index Fund*	16	Redeeming Shares	43
Investing in Index Funds	21	Exchanging Shares	47
More on the Funds	22	Frequent-Trading Limitations	47
The Funds and Vanguard	28	Other Rules You Should Know	49
Investment Advisor	29	Fund and Account Updates	52
Dividends, Capital Gains, and Taxes	30	Contacting Vanguard	54
Share Price	32	Additional Information	55
		Glossary of Investment Terms	57

*

Vanguard Total Stock Market Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.04%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Broad Market Index, which represents approximately 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

2

The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Stock Market Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.98% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.69% (quarter ended December 31, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Total Stock Market Index Fund Institutional Shares
Return Before Taxes	16.42%	2.31%	7.96%
Return After Taxes on Distributions	16.04	1.98	7.65
Return After Taxes on Distributions and Sale of Fund Shares	11.16	1.91	6.99
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Float Adjusted Index	16.38%	2.21%	7.95%
Spliced Total Stock Market Index	16.44	2.27	7.96
MSCI US Broad Market Index	16.44	2.27	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares
To open and maintain an account	$5 million
To add to an existing account	Generally $100 (other than by Automatic Investment
Plan, which has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Large-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.05%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.08%

6

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Index, a broadly diversified index of large U.S. companies representing approximately the top 85% of the U.S. market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

7

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Large-Cap Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.06% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.11% (quarter ended December 31, 2008).

8

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jun. 30,
	1 Year	5 Years	2005)
Vanguard Large-Cap Index Fund Institutional Shares
Return Before Taxes	16.11%	1.94%	4.97%
Return After Taxes on Distributions	15.74	1.61	4.66
Return After Taxes on Distributions and Sale of Fund Shares	10.96	1.59	4.26
MSCI US Prime Market 750 Index
(reflects no deduction for fees, expenses, or taxes)	16.18%	1.95%	4.98%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

9

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Fund since its inception in 2004.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares
To open and maintain an account	$5 million
To add to an existing account	Generally $100 (other than by Automatic Investment
Plan, which has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

Vanguard Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.05%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.08%

11

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

12

• Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Value Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.30% (quarter ended June 30, 2003), and the lowest return for a quarter was –20.40% (quarter ended December 31, 2008).

13

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Value Index Fund Institutional Shares
Return Before Taxes	15.20%	0.49%	7.49%
Return After Taxes on Distributions	14.72	0.05	7.05
Return After Taxes on Distributions and Sale of Fund Shares	10.49	0.34	6.55
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
S&P 500 Value Index	17.68%	–0.15%	7.20%
Spliced Value Index	15.23	0.44	7.42
MSCI US Prime Market Value Index	15.23	0.44	7.25

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

14

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares
To open and maintain an account	$5 million
To add to an existing account	Generally $100 (other than by Automatic Investment
Plan, which has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

15

Vanguard Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.05%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.08%

16

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

17

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Growth Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.59% (quarter ended June 30, 2009), and the lowest return for a quarter was –23.81% (quarter ended December 31, 2008).

18

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Growth Index Fund Institutional Shares
Return Before Taxes	17.04%	3.35%	7.53%
Return After Taxes on Distributions	16.77	3.14	7.34
Return After Taxes on Distributions and Sale of Fund Shares	11.43	2.83	6.62
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
S&P 500 Growth Index	14.61%	3.39%	7.19%
Spliced Growth Index	17.14	3.38	7.56
MSCI US Prime Market Growth Index	17.14	3.38	7.82

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

19

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares
To open and maintain an account	$5 million
To add to an existing account	Generally $100 (other than by Automatic Investment
Plan, which has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

20

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

21

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds‘ Institutional Shares, which are generally for investors who invest a minimum of $5 million. A separate prospectus offers Investor Shares and Admiral™ Shares, which have investment minimums of $3,000 and $10,000, respectively. Another prospectus offers Signal® Shares, which are generally for institutional and financial intermediary investors. In addition, each Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

22

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund (other than the Total Stock Market Index Fund, which seeks to track the overall stock market) to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks (such as those held by the Total Stock Market Index Fund) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

23

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Total Stock Market Index	$35.0 billion
Large-Cap Index	46.0
Value Index	47.9
Growth Index	43.5

Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

24

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

The Total Stock Market Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The remaining Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

25

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent

26

trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than those for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

27

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

28

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Funds are:

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception in 2004. Education: B.S., The Pennsylvania State University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed investment portfolios, including the Total Stock Market Index, Value Index, and Growth Index Funds, since 1994. Education: B.S., Villanova University.

29

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

30

• Capital gains distributions may vary considerably from year to year as a result of the
Funds‘ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

31

General Information
Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

32

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

33

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds’ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual reports online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Stock Market Index Fund’s Institutional Shares as
an example. The Institutional Shares began fiscal year 2012 with a net asset value
(price) of $31.30 per share. During the year, each Institutional Share earned
$0.763 from investment income (interest and dividends) and $4.359 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.762 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $35.66, reflecting earnings of $5.122 per share and distributions of $0.762 per share. This was an increase of $4.36 per share (from $31.30 at the beginning of the year to $35.66 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 16.42% for the year.

As of December 31, 2012, the Institutional Shares had approximately $39.4 billion in net assets. For the year, the expense ratio was 0.04% ($0.40 per $1,000 of net assets), and the net investment income amounted to 2.24% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

34

Total Stock Market Index Fund Institutional Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.30	$31.57	$27.46	$21.81	$35.36
Investment Operations
Net Investment Income	.763	.603	.558	.541	.624
Net Realized and Unrealized Gain (Loss)
on Investments	4.359	(.272)	4.117	5.650	(13.557)
Total from Investment Operations	5.122	.331	4.675	6.191	(12.933)
Distributions
Dividends from Net Investment Income	(.762)	(.601)	(.565)	(.541)	(.617)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.762)	(.601)	(.565)	(.541)	(.617)
Net Asset Value, End of Period	$35.66	$31.30	$31.57	$27.46	$21.81
Total Return	16.42%	1.09%	17.23%	28.83% –36.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,367	$29,467	$23,785	$16,047	$10,782
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.05%	0.06%	0.05%
Ratio of Net Investment Income to Average
Net Assets	2.24%	1.92%	1.97%	2.34%	2.15%
Portfolio Turnover Rate[1]	3%	5%	5%	5%	5%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

35

Large-Cap Index Fund Institutional Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$119.18	$119.65	$105.33	$84.43	$136.82
Investment Operations
Net Investment Income	2.903	2.366	2.111	2.160	2.283
Net Realized and Unrealized Gain (Loss)
on Investments	16.234	(.499)	14.383	20.973	(52.440)
Total from Investment Operations	19.137	1.867	16.494	23.133	(50.157)
Distributions
Dividends from Net Investment Income	(2.897)	(2.337)	(2.174)	(2.233)	(2.233)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.897)	(2.337)	(2.174)	(2.233)	(2.233)
Net Asset Value, End of Period	$135.42	$119.18	$119.65	$105.33	$84.43
Total Return	16.11%	1.60%	15.85%	27.84%	–37.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$752	$504	$276	$306	$207
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.07%
Ratio of Net Investment Income to Average
Net Assets	2.24%	1.97%	1.96%	2.42%	2.26%
Portfolio Turnover Rate[1]	8%	7%	8%	8%	9%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares, including ETF Creation Units.

36

Value Index Fund Institutional Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.47	$20.79	$18.63	$16.08	$25.94
Investment Operations
Net Investment Income	.633	.556	.496	.527	.690
Net Realized and Unrealized Gain (Loss)
on Investments	2.458	(.325)	2.162	2.562	(9.864)
Total from Investment Operations	3.091	.231	2.658	3.089	(9.174)
Distributions
Dividends from Net Investment Income	(.631)	(.551)	(.498)	(.539)	(.686)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.631)	(.551)	(.498)	(.539)	(.686)
Net Asset Value, End of Period	$22.93	$20.47	$20.79	$18.63	$16.08
Total Return	15.20%	1.17%	14.49%	19.79% –35.88%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,369	$3,449	$3,450	$2,812	$1,992
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.07%
Ratio of Net Investment Income to Average
Net Assets	2.87%	2.68%	2.61%	3.27%	3.28%
Portfolio Turnover Rate[1]	22%	23%	27%	31%	27%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

37

Growth Index Fund Institutional Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.79	$31.60	$27.32	$20.30	$33.23
Investment Operations
Net Investment Income	.567	.405	.369	.322	.305
Net Realized and Unrealized Gain (Loss)
on Investments	4.842	.186	4.283	7.027	(12.930)
Total from Investment Operations	5.409	.591	4.652	7.349	(12.625)
Distributions
Dividends from Net Investment Income	(.559)	(.401)	(.372)	(.329)	(.305)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.559)	(.401)	(.372)	(.329)	(.305)
Net Asset Value, End of Period	$36.64	$31.79	$31.60	$27.32	$20.30
Total Return	17.04%	1.89%	17.17%	36.50% –38.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,189	$4,726	$3,934	$2,913	$2,016
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.07%
Ratio of Net Investment Income to Average
Net Assets	1.61%	1.26%	1.31%	1.40%	1.09%
Portfolio Turnover Rate[1]	21%	23%	26%	29%	27%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

38

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares To open and maintain an account. $5 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

39

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

40

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard

41

reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares’ eligibility

42

requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs. Please note that mandatory conversions do not apply to ETF Shares.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

43

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

44

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

45

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven

46

calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum
Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

47

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account.
(Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’
accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy

48

previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our

49

website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions
Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification
Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order
We reserve the right to reject any transaction instructions that are not in “good order.”
Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.
(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

50

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

51

Low-Balance Accounts

Each Fund reserves the right to convert an investor’s Institutional Shares to another share class, as appropriate, if the fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any

52

transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about
Vanguard U.S. Stock Index Large-Capitalization Funds twice a year, in February and
August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s

53

Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (SHIP) For fund and service information

(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary Sales	For information and services for financial intermediaries
Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

54

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
	P.O. Box 1110
	Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
	P.O. Box 2900
	Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
	455 Devon Park Drive
	Wayne, PA 19087-1815

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Total Stock Market Index Fund
Institutional Shares	7/7/1997	TotStInst	855	922908801
	(Investor Shares
4/27/1992)

Large-Cap Index Fund
Institutional Shares	6/30/2005	LaCapInt	807	922908561
	(Investor Shares
1/30/2004)

Value Index Fund
Institutional Shares	7/2/1998	ValueInst	867	922908850
	(Investor Shares
11/2/1992)

Growth Index Fund
Institutional Shares	5/14/1998	GrwthInst	868	922908868
	(Investor Shares
11/2/1992)

55

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

56

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Prime Market 750 Index. An index that tracks the stocks of approximately 750 large- and mid-capitalization companies representing the vast majority of U.S. stock market capitalization.

57

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/ earnings ratio of 10.

S&P 500 Growth Index. An index that tracks the growth companies of the S&P 500 Index. S&P 500 Value Index. An index that tracks the value companies of the S&P 500 Index. Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Growth Index. An index that reflects performance of the S&P 500 Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter.

Spliced Total Stock Market Index. An index that reflects performance of the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, and performance of the MSCI US Broad Market Index thereafter.

Spliced Value Index. An index that reflects performance of the S&P 500 Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

58

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:

If you would like more information about Vanguard	The Vanguard Group

U.S. Stock Index Large-Capitalization Funds, the	Institutional Investor Information Department

following documents are available free upon request:	P.O. Box 2900

Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Funds’ investments is
with hearing impairment: 800-749-7273
available in the Funds’ annual and semiannual reports

to shareholders. In the annual reports, you will find a	If you are a current Vanguard shareholder and would

discussion of the market conditions and investment	like information about your account, account

strategies that significantly affected the Funds’	transactions, and/or account statements, please call:

performance during their last fiscal year.
Client Services Department

Statement of Additional Information (SAI)	Telephone: 800-662-2739 (CREW); Text telephone for

The SAI provides more detailed information about the	people with hearing impairment: 800-749-7273

Funds and is incorporated by reference into (and thus
Information Provided by the Securities and
legally a part of) this prospectus.
Exchange Commission (SEC)

To receive a free copy of the latest annual or semiannual	You can review and copy information about the Funds

reports or the SAI, or to request additional information	(including the SAI) at the SEC’s Public Reference Room

about the Funds or other Vanguard funds, please visit	in Washington, DC. To find out more about this public

vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and

other information about the Funds are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at sec.gov,
The Vanguard Group
or you can receive copies of this information, for a fee,
Investor Information Department
by electronic request at the following e-mail address:
P.O. Box 2900
publicinfo@sec.gov, or by writing the Public Reference
Valley Forge, PA 19482-2900
Section, Securities and Exchange Commission,
Telephone: 800-662-7447 (SHIP); Text telephone for
Washington, DC 20549-1520.
people with hearing impairment: 800-749-7273

Funds’ Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 855 042013

Vanguard U.S. Stock ETFs
Prospectus

April 12, 2013

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca

Vanguard Total Stock Market Index Fund ETF Shares (VTI)
Vanguard Extended Market Index Fund ETF Shares (VXF)
Vanguard Large-Cap Index Fund ETF Shares (VV)
Vanguard Mid-Cap Index Fund ETF Shares (VO)
Vanguard Small-Cap Index Fund ETF Shares (VB)
Vanguard Value Index Fund ETF Shares (VTV)
Vanguard Mid-Cap Value Index Fund ETF Shares (VOE)
Vanguard Small-Cap Value Index Fund ETF Shares (VBR)
Vanguard Growth Index Fund ETF Shares (VUG)
Vanguard Mid-Cap Growth Index Fund ETF Shares (VOT)
Vanguard Small-Cap Growth Index Fund ETF Shares (VBK)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard ETF Summaries		Investing in Vanguard ETF Shares	67
Total Stock Market ETF*	1	Investing in Index Funds	69
Extended Market ETF	7	More on the Funds and ETF Shares	70
Large-Cap ETF	13	The Funds and Vanguard	80
Mid-Cap ETF	19	Investment Advisor	81
Small-Cap ETF	25	Dividends, Capital Gains, and Taxes	82
Value ETF*	31	Share Price and Market Price	84
Mid-Cap Value ETF*	37	Additional Information	86
Small-Cap Value ETF*	43	Financial Highlights	87
Growth ETF*	49	Glossary of Investment Terms	101
Mid-Cap Growth ETF*	55
Small-Cap Growth ETF*	61

Vanguard Total Stock Market ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.05%

Example

The following example is intended to help you compare the cost of investing in Total Stock Market ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Total Stock Market ETF. This example assumes that Total Stock Market ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Broad Market Index, which represents approximately 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund’s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Stock Market Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.96% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.71% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Total Stock Market Index Fund ETF Shares
Based on NAV
Return Before Taxes	16.41%	2.29%	7.94%
Return After Taxes on Distributions	16.03	1.97	7.63
Return After Taxes on Distributions and Sale of Fund Shares	11.15	1.90	6.97
Based on Market Price
Return Before Taxes	16.45	2.33	7.94
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Float Adjusted Index	16.38%	2.21%	7.95%
Spliced Total Stock Market Index	16.44	2.27	7.96
MSCI US Broad Market Index	16.44	2.27	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Extended Market ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1]	0.14%
1 Acquired Fund Fees and Expenses are not included in the Fund's financial statements, which provide a clearer picture of a fund’s actual operating costs.

Example

The following example is intended to help you compare the cost of investing in Extended Market ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Extended Market ETF. This example assumes that Extended Market ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s Completion Index, a broadly diversified index of stocks of small and mid-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in approximately 1,200 of the stocks in its target index (covering nearly 85% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, small-and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund’s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Extended Market Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.73% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.54% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Extended Market Index Fund ETF Shares
Based on NAV
Return Before Taxes	18.48%	4.24%	10.74%
Return After Taxes on Distributions	18.12	3.97	10.46
Return After Taxes on Distributions and Sale of Fund Shares	12.33	3.54	9.51
Based on Market Price
Return Before Taxes	18.64	4.29	10.73
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Spliced Dow Jones U.S. Completion Total Stock Market Index	17.89%	3.96%	10.86%
Spliced Extended Market Index	18.45	4.09	10.63
Standard & Poor's Completion Index	18.45	4.09	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 1997.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Large-Cap ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in Large-Cap ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Large-Cap ETF. This example assumes that Large-Cap ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Index, a broadly diversified index of large U.S. companies representing approximately the top 85% of the U.S. market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•TheFund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Large-Cap Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.04% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.12% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jan. 27,
	1 Year	5 Years	2004)
Vanguard Large-Cap Index Fund ETF Shares
Based on NAV
Return Before Taxes	16.09%	1.91%	5.05%
Return After Taxes on Distributions	15.71	1.59	4.74
Return After Taxes on Distributions and Sale of Fund Shares	10.94	1.57	4.35
Based on Market Price
Return Before Taxes	16.10	1.95	5.05
MSCI US Prime Market 750 Index
(reflects no deduction for fees, expenses, or taxes)	16.18%	1.95%	5.08%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Fund since its inception in 2004.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Mid-Cap ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in Mid-Cap ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Mid-Cap ETF. This example assumes that Mid-Cap ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.53% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.62% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jan. 26,
	1 Year	5 Years	2004)
Vanguard Mid-Cap Index Fund ETF Shares
Based on NAV
Return Before Taxes	15.98%	3.15%	7.13%
Return After Taxes on Distributions	15.70	2.89	6.88
Return After Taxes on Distributions and Sale of Fund Shares	10.67	2.62	6.20
Based on Market Price
Return Before Taxes	16.01	3.17	7.14
MSCI US Mid Cap 450 Index
(reflects no deduction for fees, expenses, or taxes)	16.04%	3.19%	7.17%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Small-Cap ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.10%
1 The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the
Fund through its investment in business development companies. The Fund's target benchmark no longer includes business development companies.

Example

The following example is intended to help you compare the cost of investing in Small-Cap ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Small-Cap ETF. This example assumes that Small-Cap ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small Cap Index, a broadly diversified index of stocks of small U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•TheFund’sETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.19% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.63% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jan. 26,
	1 Year	5 Years	2004)
Vanguard Small-Cap Index Fund ETF Shares
Based on NAV
Return Before Taxes	18.22%	5.13%	6.88%
Return After Taxes on Distributions	17.78	4.79	6.57
Return After Taxes on Distributions and Sale of Fund Shares	12.16	4.27	5.91
Based on Market Price
Return Before Taxes	18.34	5.13	6.89
MSCI US Small Cap 1750 Index
(reflects no deduction for fees, expenses, or taxes)	18.20%	5.00%	6.80%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Value ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in Value ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Value ETF. This example assumes that Value ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Value Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.43% (quarter ended September 30, 2009), and the lowest return for a quarter was –20.42% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jan. 26,
	1 Year	5 Years	2004)
Vanguard Value Index Fund ETF Shares
Based on NAV
Return Before Taxes	15.19%	0.46%	4.62%
Return After Taxes on Distributions	14.71	0.02	4.19
Return After Taxes on Distributions and Sale of Fund Shares	10.48	0.32	3.95
Based on Market Price
Return Before Taxes	15.15	0.45	4.62
MSCI US Prime Market Value Index
(reflects no deduction for fees, expenses, or taxes)	15.23%	0.44%	4.64%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Mid-Cap Value ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.12%
1 Acquired Fund Fees and Expenses are not included in the Fund's financial statements, which provide a clearer picture of a fund’s actual operating costs.

Example

The following example is intended to help you compare the cost of investing in Mid-Cap Value ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Mid-Cap Value ETF. This example assumes that Mid-Cap Value ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of value stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Value Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.04% (quarter ended September 30, 2009), and the lowest return for a quarter was –24.07% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Aug. 17,
	1 Year	5 Years	2006)
Vanguard Mid-Cap Value Index Fund ETF Shares
Based on NAV
Return Before Taxes	16.04%	4.26%	4.44%
Return After Taxes on Distributions	15.64	3.86	4.04
Return After Taxes on Distributions and Sale of Fund Shares	10.79	3.53	3.70
Based on Market Price
Return Before Taxes	16.00	4.30	4.44
MSCI US Mid Cap Value Index
(reflects no deduction for fees, expenses, or taxes)	16.09%	4.33%	4.48%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 2006.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Small-Cap Value ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.10%
Total Annual Fund Operating Expenses[1]	0.20%
1 Acquired Fund Fees and Expenses are not included in the Fund's financial statements, which provide a clearer picture of a fund’s actual operating costs.

Example

The following example is intended to help you compare the cost of investing in Small-Cap Value ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Small-Cap Value ETF. This example assumes that Small-Cap Value ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Value Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.99% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.53% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jan. 26,
	1 Year	5 Years	2004)
Vanguard Small-Cap Value Index Fund ETF Shares
Based on NAV
Return Before Taxes	18.78%	4.80%	6.47%
Return After Taxes on Distributions	18.15	4.30	5.98
Return After Taxes on Distributions and Sale of Fund Shares	12.64	3.93	5.47
Based on Market Price
Return Before Taxes	18.84	4.81	6.48
MSCI US Small Cap Value Index
(reflects no deduction for fees, expenses, or taxes)	18.80%	4.74%	6.46%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Growth ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in Growth ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Growth ETF. This example assumes that Growth ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Growth Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.60% (quarter ended June 30, 2009), and the lowest return for a quarter was –23.83% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jan. 26,
	1 Year	5 Years	2004)
Vanguard Growth Index Fund ETF Shares
Based on NAV
Return Before Taxes	17.03%	3.31%	5.13%
Return After Taxes on Distributions	16.77	3.11	4.94
Return After Taxes on Distributions and Sale of Fund Shares	11.42	2.80	4.43
Based on Market Price
Return Before Taxes	17.01	3.32	5.12
MSCI US Prime Market Growth Index
(reflects no deduction for fees, expenses, or taxes)	17.14%	3.38%	5.19%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 1994.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Mid-Cap Growth ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in Mid-Cap Growth ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Mid-Cap Growth ETF. This example assumes that Mid-Cap Growth ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of growth stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from mid-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•TheFund’sETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Mid-Cap Growth Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.04% (quarter ended September 30, 2009), and the lowest return for a quarter was –27.31% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Aug. 17,
	1 Year	5 Years	2006)
Vanguard Mid-Cap Growth Index Fund ETF Shares
Based on NAV
Return Before Taxes	15.94%	1.76%	5.19%
Return After Taxes on Distributions	15.82	1.66	5.10
Return After Taxes on Distributions and Sale of Fund Shares	10.52	1.48	4.48
Based on Market Price
Return Before Taxes	16.02	1.76	5.20
MSCI US Mid Cap Growth Index
(reflects no deduction for fees, expenses, or taxes)	16.03%	1.82%	5.24%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 2013.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Small-Cap Growth ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in Small-Cap Growth ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Small-Cap Growth ETF. This example assumes that Small-Cap Growth ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Small-Cap Growth Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.60% (quarter ended June 30, 2009), and the lowest return for a quarter was –27.91% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Jan. 26,
	1 Year	5 Years	2004)
Vanguard Small-Cap Growth Index Fund ETF Shares
Based on NAV
Return Before Taxes	17.67%	5.31%	7.09%
Return After Taxes on Distributions	17.44	5.17	6.98
Return After Taxes on Distributions and Sale of Fund Shares	11.68	4.53	6.20
Based on Market Price
Return Before Taxes	17.68	5.31	7.09
MSCI US Small Cap Growth Index
(reflects no deduction for fees, expenses, or taxes)	17.57%	5.17%	7.00%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since 2004.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. The following ETF Shares are offered through this prospectus:

Vanguard Fund	Vanguard ETF Shares	Seek to Track
Total Stock Market Index	Total Stock Market ETF	The overall stock market
Extended Market Index	Extended Market ETF	Mid- and small-cap stocks
Large-Cap Index	Large-Cap ETF	Large-cap stocks
Mid-Cap Index	Mid-Cap ETF	Mid-cap stocks
Small-Cap Index	Small-Cap ETF	Small-cap stocks
Value Index	Value ETF	Large-cap value stocks
Mid-Cap Value Index	Mid-Cap Value ETF	Mid-cap value stocks
Small-Cap Value Index	Small-Cap Value ETF	Small-cap value stocks
Growth Index	Growth ETF	Large-cap growth stocks
Mid-Cap Growth Index	Mid-Cap Growth ETF	Mid-cap growth stocks
Small-Cap Growth Index	Small-Cap Growth ETF	Small-cap growth stocks

In addition to ETF Shares, each Fund offers one or more conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed by or through certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, and only in exchange for baskets of securities rather than cash.

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of and demand for ETF Shares and on changes in the prices of the fund’s portfolio holdings.

The market price of a fund’s ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility the difference may become significant.

How Do I Buy and Sell Vanguard ETF Shares?

You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more or less than NAV when you buy ETF Shares, and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions and shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds.

They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

More on the Funds and ETF Shares

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds’ ETF Shares, an exchange-traded class of shares. Separate prospectuses offer the Funds’ Investor Shares and Admiral™ Shares (if available), which have investment minimums of $3,000 and $10,000, respectively. Additional prospectuses offer the Funds’ Signal® Shares (if available), which are generally for institutional and financial intermediary investors, and/or Institutional Shares and Institutional Plus Shares (if available), which are generally for investors who invest a minimum of $5 million or $100 million, respectively.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only by or through authorized broker-dealers and only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that generally invests in small, developing, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days’ notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund (other than the Total Stock Market Index Fund, which seeks to track the overall stock market) to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small- and mid-cap stocks have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2012, was:

Asset-Weighted Median
Vanguard Fund	Market Capitalization
Total Stock Market Index	$35.0 billion
Extended Market Index	2.8
Large-Cap Index	46.0
Mid-Cap Index	6.7
Small-Cap Index	1.7
Value Index	47.9
Mid-Cap Value Index	6.1
Small-Cap Value Index	1.7
Growth Index	43.5
Mid-Cap Growth Index	7.4
Small-Cap Growth Index	1.8

Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund and Extended Market Index Fund use the sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

The Total Stock Market Index Fund and Extended Market Index Fund are subject to index sampling risk, which is the chance that the securities selected for each Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for each Fund should be low.

The remaining Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including stock futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by or through authorized broker-dealers and only in large blocks known as Creation Units, which would cost millions of dollars to assemble. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption.

Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for each Fund’s ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares’ Price & Performance page, how frequently each Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

Conversion Privilege

Owners of conventional shares issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Note to investors in Vanguard Institutional Total Stock Market Index Fund: Owners of shares issued by Vanguard Institutional Total Stock Market Index Fund cannot convert their shares to ETF Shares of Vanguard Total Stock Market Index Fund because the Funds are separate and distinct. Vanguard Institutional Total Stock Market Index Fund currently does not issue ETF Shares.

You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.

Vanguard Brokerage does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.

Converting conventional shares to ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.

Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at NAV, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:

• The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

• Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.

• The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

A precautionary note to investment companies: For purposes of the Investment Company Act of 1940, Vanguard ETF Shares are issued by registered investment companies, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as permitted by an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund’s trading costs, lead to realization of capital gains by the fund, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than those for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75% as reported by Morningstar, Inc., on December 31, 2012.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Funds are:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios, including the Small-Cap Index Fund, since 1991; and has managed the Small-Cap Value Index Fund since its inception in 1998. Education: B.S., University of Vermont; M.B.A., Villanova University.

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios, including the Extended Market Index Fund, since 1997; has managed the Mid-Cap Index and Mid-Cap Value Index Funds since their inceptions in 1998 and 2006, respectively; and has managed the Mid-Cap Growth Index Fund since 2013. Education: B.S.B.A., Shippensburg University.

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception in 2004. Education: B.S., The Pennsylvania State University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios, including the Total Stock Market Index, Value Index, and Growth Index Funds, since 1994; and has managed the Small-Cap Growth Index Fund since its inception in 2004. Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Total Stock Market, Large-Cap, Value, and Growth Index Funds generally are distributed quarterly in March, June, September, and December; income dividends for the Extended Market, Mid-Cap, Mid-Cap Value, Mid-Cap Growth, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds generally are distributed annually in December. Capital gains distributions, if any, generally occur annually in December. In addition, the Funds may occasionally make a supplemental distribution at some other time during the year.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in a Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust Company (DTC). If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of a Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned ETF Shares.

• Capital gains distributions may vary considerably from year to year as a result of the Funds’ normal investment activities and cash flows.

• A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers), or if you convert your conventional fund shares to ETF Shares.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard’s website will show the previous day’s closing NAV and closing market price for each Fund’s ETF Shares. The previous day’s closing market price may also be published in the business section of major newspapers.

Additional Information

			Vanguard
		Suitable	Fund	CUSIP
	Inception Date	for IRAs	Number	Number
Total Stock Market Index Fund
ETF Shares	5/24/2001	Yes	970	922908769
(Investor Shares—4/27/1992)

Extended Market Index Fund
ETF Shares	12/27/2001	Yes	965	922908652
(Investor Shares—12/21/1987)

Large-Cap Index Fund
ETF Shares	1/27/2004	Yes	961	922908637
(Investor Shares—1/30/2004)

Mid-Cap Index Fund
ETF Shares	1/26/2004	Yes	939	922908629
(Investor Shares—5/21/1998)

Small-Cap Index Fund
ETF Shares	1/26/2004	Yes	969	922908751
(Investor Shares—10/3/1960)

Value Index Fund
ETF Shares	1/26/2004	Yes	966	922908744
(Investor Shares—11/2/1992)

Mid-Cap Value Index Fund
ETF Shares	8/17/2006	Yes	935	922908512
(Investor Shares—8/24/2006)

Small-Cap Value Index Fund
ETF Shares	1/26/2004	Yes	937	922908611
(Investor Shares—5/21/1998)

Growth Index Fund
ETF Shares	1/26/2004	Yes	967	922908736
(Investor Shares—11/2/1992)

Mid-Cap Growth Index Fund
ETF Shares	8/17/2006	Yes	932	922908538
(Investor Shares—8/24/2006)

Small-Cap Growth Index Fund
ETF Shares	1/26/2004	Yes	938	922908595
(Investor Shares—5/21/1998)

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds’ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual reports online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Stock Market Index Fund’s ETF Shares as an example. The ETF Shares began fiscal year 2012 with a net asset value (price) of
$64.29 per share. During the year, each ETF Share earned $1.564 from investment income (interest and dividends) and $8.949 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.563 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $73.24, reflecting earnings of $10.513 per share and distributions of $1.563 per share. This was an increase of $8.95 per share (from $64.29 at the beginning of the year to $73.24 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 16.41% for the year.

As of December 31, 2012, the ETF Shares had approximately $24.3 billion in net assets. For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 2.23% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

Total Stock Market Index Fund ETF Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008[1]
Net Asset Value, Beginning of Period	$64.29	$64.86	$56.39	$44.78	$72.64
Investment Operations
Net Investment Income	1.564	1.238	1.133	1.106	1.270
Net Realized and Unrealized Gain (Loss)
on Investments	8.949	(.575)	8.485	11.611	(27.874)
Total from Investment Operations	10.513	.663	9.618	12.717	(26.604)
Distributions
Dividends from Net Investment Income	(1.563)	(1.233)	(1.148)	(1.107)	(1.256)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.563)	(1.233)	(1.148)	(1.107)	(1.256)
Net Asset Value, End of Period	$73.24	$64.29	$64.86	$56.39	$44.78
Total Return	16.41%	1.06%	17.26%	28.82%	–36.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,270	$19,521	$17,930	$13,443	$9,199
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.23%	1.91%	1.96%	2.33%	2.13%
Portfolio Turnover Rate[2]	3%	5%	5%	5%	5%
1 Adjusted to reflect a 2-for-1 share split as of the close of business on June 13, 2008.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares, including ETF Creation Units.

Extended Market Index Fund ETF Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008[1]
Net Asset Value, Beginning of Period	$51.87	$54.42	$43.09	$31.67	$52.62
Investment Operations
Net Investment Income	1.000	.593	.547	.476	.595
Net Realized and Unrealized Gain (Loss)
on Investments	8.582	(2.553)	11.324	11.438	(20.935)
Total from Investment Operations	9.582	(1.960)	11.871	11.914	(20.340)
Distributions
Dividends from Net Investment Income	(.992)	(.590)	(.541)	(.494)	(.610)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.992)	(.590)	(.541)	(.494)	(.610)
Net Asset Value, End of Period	$60.46	$51.87	$54.42	$43.09	$31.67
Total Return	18.48%	–3.61%	27.55%	37.63%	–38.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,477	$1,148	$1,113	$781	$484
Ratio of Total Expenses to Average Net Assets[2]	0.10%	0.10%	0.12%	0.13%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.76%	1.07%	1.21%	1.33%	1.39%
Portfolio Turnover Rate[3]	12%	14%	10%	17%	13%

1 Adjusted to reflect a 2-for-1 share split as of the close of business on June 13, 2008.

2 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Large-Cap Index Fund ETF Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$57.34	$57.56	$50.67	$40.61	$65.83
Investment Operations
Net Investment Income	1.383	1.126	.996	1.022	1.098
Net Realized and Unrealized Gain (Loss)
on Investments	7.807	(.234)	6.920	10.095	(25.243)
Total from Investment Operations	9.190	.892	7.916	11.117	(24.145)
Distributions
Dividends from Net Investment Income	(1.380)	(1.112)	(1.026)	(1.057)	(1.075)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.380)	(1.112)	(1.026)	(1.057)	(1.075)
Net Asset Value, End of Period	$65.15	$57.34	$57.56	$50.67	$40.61
Total Return	16.09%	1.58%	15.81%	27.80%	–37.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,577	$3,021	$2,858	$2,489	$1,957
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.12%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.22%	1.95%	1.92%	2.38%	2.26%
Portfolio Turnover Rate[1]	8%	7%	8%	8%	9%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Mid-Cap Index Fund ETF Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$71.99	$74.42	$59.97	$43.21	$75.90
Investment Operations
Net Investment Income	1.173	.976	.882	.696	.895
Net Realized and Unrealized Gain (Loss)
on Investments	10.329	(2.430)	14.454	16.794	(32.656)
Total from Investment Operations	11.502	(1.454)	15.336	17.490	(31.761)
Distributions
Dividends from Net Investment Income	(1.162)	(.976)	(.886)	(.730)	(.929)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.162)	(.976)	(.886)	(.730)	(.929)
Net Asset Value, End of Period	$82.33	$71.99	$74.42	$59.97	$43.21
Total Return	15.98%	–1.96%	25.57%	40.49%	–41.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,926	$3,241	$3,356	$2,207	$1,113
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.29%	1.39%	1.45%	1.46%
Portfolio Turnover Rate[1]	17%	22%	16%	21%	24%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Small-Cap Index Fund ETF Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$69.70	$72.58	$57.41	$42.60	$68.07
Investment Operations
Net Investment Income	1.500	.957	.833	.646	.910
Net Realized and Unrealized Gain (Loss)
on Investments	11.194	(2.891)	15.183	14.822	(25.462)
Total from Investment Operations	12.694	(1.934)	16.016	15.468	(24.552)
Distributions
Dividends from Net Investment Income	(1.504)	(.946)	(.846)	(.658)	(.918)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.504)	(.946)	(.846)	(.658)	(.918)
Net Asset Value, End of Period	$80.89	$69.70	$72.58	$57.41	$42.60
Total Return	18.22%	–2.68%	27.89%	36.31%	–35.99%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,691	$3,683	$4,843	$3,460	$1,224
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.96%	1.29%	1.38%	1.44%	1.62%
Portfolio Turnover Rate[1]	14%	17%	12%	14%	14%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Value Index Fund ETF Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$52.48	$53.29	$47.75	$41.21	$66.51
Investment Operations
Net Investment Income	1.613	1.414	1.252	1.324	1.754
Net Realized and Unrealized Gain (Loss)
on Investments	6.305	(.821)	5.545	6.573	(25.311)
Total from Investment Operations	7.918	.593	6.797	7.897	(23.557)
Distributions
Dividends from Net Investment Income	(1.608)	(1.403)	(1.257)	(1.357)	(1.743)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.608)	(1.403)	(1.257)	(1.357)	(1.743)
Net Asset Value, End of Period	$58.79	$52.48	$53.29	$47.75	$41.21
Total Return	15.19%	1.16%	14.45%	19.72%	–35.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,027	$5,049	$4,330	$3,145	$2,165
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.10%
Ratio of Net Investment Income to Average
Net Assets	2.85%	2.66%	2.57%	3.21%	3.25%
Portfolio Turnover Rate[1]	22%	23%	27%	31%	27%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Mid-Cap Value Index Fund ETF Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$51.67	$52.97	$44.31	$32.80	$53.16
Investment Operations
Net Investment Income	1.156	1.134	1.004	.812	1.261[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.130	(1.297)	8.669	11.562	(20.716)
Total from Investment Operations	8.286	(.163)	9.673	12.374	(19.455)
Distributions
Dividends from Net Investment Income	(1.136)	(1.137)	(1.013)	(.864)	(.905)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.136)	(1.137)	(1.013)	(.864)	(.905)
Net Asset Value, End of Period	$58.82	$51.67	$52.97	$44.31	$32.80
Total Return	16.04%	–0.32%	21.83%	37.75%	–36.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,147	$785	$746	$583	$359
Ratio of Total Expenses to
Average Net Assets[2]	0.10%	0.10%	0.12%	0.14%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.35%	2.11%	2.13%	2.30%	2.86%
Portfolio Turnover Rate[3]	33%	41%	37%	47%	45%
1 Calculated based on average shares outstanding.
2 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Small-Cap Value Index Fund ETF Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$62.73	$66.80	$54.49	$42.58	$64.65
Investment Operations
Net Investment Income	1.896	1.393	1.269	1.071	1.296
Net Realized and Unrealized Gain (Loss)
on Investments	9.877	(4.083)	12.340	11.923	(22.053)
Total from Investment Operations	11.773	(2.690)	13.609	12.994	(20.757)
Distributions
Dividends from Net Investment Income	(1.903)	(1.380)	(1.299)	(1.084)	(1.313)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.903)	(1.380)	(1.299)	(1.084)	(1.313)
Net Asset Value, End of Period	$72.60	$62.73	$66.80	$54.49	$42.58
Total Return	18.78%	–4.05%	24.97%	30.52%	–31.99%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,281	$1,755	$1,851	$1,310	$894
Ratio of Total Expenses to
Average Net Assets[1]	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.04%	2.17%	2.40%	2.45%
Portfolio Turnover Rate[2]	25%	30%	25%	33%	30%

1 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Growth Index Fund ETF Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$61.76	$61.39	$53.08	$39.43	$64.56
Investment Operations
Net Investment Income	1.087	.776	.695	.598	.579
Net Realized and Unrealized Gain (Loss)
on Investments	9.416	.360	8.315	13.666	(25.132)
Total from Investment Operations	10.503	1.136	9.010	14.264	(24.553)
Distributions
Dividends from Net Investment Income	(1.073)	(.766)	(.700)	(.614)	(.577)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.073)	(.766)	(.700)	(.614)	(.577)
Net Asset Value, End of Period	$71.19	$61.76	$61.39	$53.08	$39.43
Total Return	17.03%	1.87%	17.11%	36.46% –38.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,467	$6,046	$5,099	$3,917	$2,736
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.10%
Ratio of Net Investment Income to Average
Net Assets	1.59%	1.24%	1.27%	1.34%	1.06%
Portfolio Turnover Rate[1]	21%	23%	26%	29%	27%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Mid-Cap Growth Index Fund ETF Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$59.61	$62.23	$48.45	$34.12	$64.85
Investment Operations
Net Investment Income	.474	.316	.326[1]	.267	.214
Net Realized and Unrealized Gain (Loss)
on Investments	9.029	(2.617)	13.776	14.353	(30.717)
Total from Investment Operations	9.503	(2.301)	14.102	14.620	(30.503)
Distributions
Dividends from Net Investment Income	(.473)	(.319)	(.322)	(.290)	(.227)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.473)	(.319)	(.322)	(.290)	(.227)
Net Asset Value, End of Period	$68.64	$59.61	$62.23	$48.45	$34.12
Total Return	15.94%	–3.70%	29.11%	42.85%	–47.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,200	$1,095	$1,030	$646	$413
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.12%
Ratio of Net Investment Income to Average
Net Assets	0.72%	0.49%	0.71%[1]	0.71%	0.50%
Portfolio Turnover Rate[2]	38%	41%	38%	43%	54%
1 Net investment income per share and the ratio of net investment income to average net assets include $0.028 and 0.06%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Small-Cap Growth Index Fund ETF Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$76.45	$77.98	$59.86	$42.32	$71.18
Investment Operations
Net Investment Income	.925	.424	.360	.225	.411
Net Realized and Unrealized Gain (Loss)
on Investments	12.578	(1.535)	18.121	17.555	(28.846)
Total from Investment Operations	13.503	(1.111)	18.481	17.780	(28.435)
Distributions
Dividends from Net Investment Income	(.923)	(.419)	(.361)	(.240)	(.425)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.923)	(.419)	(.361)	(.240)	(.425)
Net Asset Value, End of Period	$89.03	$76.45	$77.98	$59.86	$42.32
Total Return	17.67%	–1.43%	30.87%	42.02%	–39.92%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,209	$1,857	$1,842	$1,177	$680
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.14%	0.11%
Ratio of Net Investment Income to Average
Net Assets	1.11%	0.51%	0.57%	0.47%	0.72%
Portfolio Turnover Rate[1]	37%	40%	34%	38%	38%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

CFA® is a trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P® and S&P 500® are registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The Standard & Poor’s Completion Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard Extended Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Extended Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Extended Market Index Fund particularly or the ability of the Standard & Poor’s Completion Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the Standard & Poor’s Completion Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Standard & Poor’s Completion Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Extended Market Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Extended Market Index Fund into consideration in determining, composing or calculating the Standard & Poor’s Completion Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Extended Market Index Fund or the timing of the issuance or sale of

Vanguard Extended Market Index Fund or in the determination or calculation of the equation by which Vanguard Extended Market Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Extended Market Index Fund. There is no assurance that investment products based on the Standard & Poor’s Completion Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE STANDARD & POOR’S COMPLETION INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE STANDARD & POOR’S COMPLETION INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Creation Unit. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Shares from the issuing fund only in Creation Unit-size aggregations.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the price of a mutual fund or stock. On the ex-dividend date, the share price drops by the amount of the distribution (plus or minus any market activity).

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Mid Cap 450 Index. An index that tracks the stocks of approximately 450 mid-capitalization companies in the U.S. market.

MSCI US Prime Market 750 Index. An index that tracks the stocks of approximately 750 large- and mid-capitalization companies representing the vast majority of U.S. stock market capitalization.

MSCI US Small Cap 1750 Index. An index that tracks the stocks of approximately 1,750 small-capitalization companies in the U.S. market.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Dow Jones U.S. Completion Total Stock Market Index. An index that reflects the performance of the Dow Jones Wilshire 4500 Index through June 30, 2008, and performance of the Dow Jones U.S. Completion Total Stock Market Index thereafter.

Spliced Extended Market Index. An index that reflects the performance of the Dow Jones Wilshire 4500 Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter.

Spliced Total Stock Market Index. An index that reflects performance of the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, and performance of the MSCI US Broad Market Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

This page intentionally left blank.

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	To receive a free copy of the latest annual or
If you would like more information about Vanguard	semiannual reports or the SAI, or to request additional
U.S. Stock ETFs, the following documents are	information about Vanguard ETF Shares, please visit
available free upon request:	vanguard.com or contact us as follows:

Annual/Semiannual Reports to Shareholders	The Vanguard Group
Additional information about the Funds’ investments is	Institutional Investor Information
available in the Funds’ annual and semiannual reports	P.O. Box 2900
to shareholders. In the annual reports, you will find a	Valley Forge, PA 19482-2900
discussion of the market conditions and investment	Telephone: 866-499-8473
strategies that significantly affected the Funds’
Information Provided by the Securities and
performance during their last fiscal year.
Exchange Commission (SEC)
Statement of Additional Information (SAI)	You can review and copy information about the Funds
The SAI for the issuing Funds provides more detailed	(including the SAI) at the SEC’s Public Reference Room
information about the Funds’ ETF Shares and is	in Washington, DC. To find out more about this public
incorporated by reference into (and thus legally a part	service, call the SEC at 202-551-8090. Reports and
of) this prospectus.	other information about the Funds are also available in
the EDGAR database on the SEC’s website at sec.gov,
or you can receive copies of this information, for a fee,
by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-1520.

Funds’ Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.
Vanguard Marketing Corporation, Distributor.
P 961 042013

PART B
VANGUARD® INDEX FUNDS
STATEMENT OF ADDITIONAL INFORMATION
April 12, 2013
This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated April 12, 2013). To obtain, without charge, a prospectus or the most recent Annual Report to
Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The
Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447
Online: vanguard.com

TABLE OF CONTENTS
Description of the Trust						B-1
Fundamental Policies						B-3
Investment Strategies and Nonfundamental Policies						B-4
Share Price						B-18
Purchase and Redemption of Shares						B-19
Management of the Funds						B-20
Investment Advisory Services						B-39
Portfolio Transactions						B-41
Proxy Voting Guidelines						B-43
Information About the ETF Share Class						B-48
Financial Statements						B-57

DESCRIPTION OF THE TRUST

Vanguard Index Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):

Share Classes[1]
Institutional
Fund[2]	Investor	Admiral	Institutional	Plus	Signal	ETF
Vanguard Total Stock Market Index Fund	VTSMX	VTSAX	VITSX	—	VTSSX	VTI
Vanguard 500 Index Fund	VFINX	VFIAX	—	—	VIFSX	VOO
Vanguard Extended Market Index Fund	VEXMX	VEXAX	VIEIX	VEMPX	VEMSX	VXF
Vanguard Large-Cap Index Fund	VLACX	VLCAX	VLISX	—	VLCSX	VV
Vanguard Mid-Cap Index Fund	VIMSX	VIMAX	VMCIX	VMCPX	VMISX	VO
Vanguard Small-Cap Index Fund	NAESX	VSMAX	VSCIX	VSCPX	VSISX	VB
Vanguard Value Index Fund	VIVAX	VVIAX	VIVIX	—	VVISX	VTV
Vanguard Mid-Cap Value Index Fund	VMVIX	VMVAX	—	—	—	VOE
Vanguard Small-Cap Value Index Fund	VISVX	VSIAX	VSIIX	—	—	VBR
Vanguard Growth Index Fund	VIGRX	VIGAX	VIGIX	—	VIGSX	VUG
Vanguard Mid-Cap Growth Index Fund	VMGIX	VMGMX	—	—	—	VOT
Vanguard Small-Cap Growth Index Fund	VISGX	VSGAX	VSGIX	—	—	VBK
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Organization

The Trust was organized as a Pennsylvania business trust in 1975 and was reorganized as a Delaware statutory trust in 1998. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust are classified as diversified within the meaning of the 1940 Act.

Service Providers

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the Growth Index, Mid-Cap Growth Index, Mid-Cap Value Index, Small-Cap Index, and Total Stock Market Index Funds), and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the 500 Index, Extended Market Index, Large-Cap Index, Mid-Cap Index, Small-Cap Growth Index, Small-Cap Value Index, and Value Index Funds). The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds‘ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

Conversion Rights. Fund shareholders may convert their shares to another class of shares of the same Fund upon the satisfaction of any then-applicable eligibility requirements, as described in the Fund’s current prospectus. ETF Shares cannot be converted into conventional shares of a fund. For additional information about the conversion rights applicable to ETF Shares, please see “Information About the ETF Share Class.”

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, a Fund may elect to treat PFICs as sold on the last day of the Fund’s fiscal year, mark-to-market these securities, and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration. Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

Investment Objective. The investment objective of each Fund may not be materially changed without a shareholder vote.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate; or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Investment Strategies and Nonfundamental Policies.”

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See “Management of the Funds” for more information.

INVESTMENT STRATEGIES AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage), if the shares are delisted from the exchange without first being listed on another exchange, or if the listing exchange’s officials deem such action appropriate in the interest of a fair and orderly market or to protect investors.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are multiple risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers and foreign investments may be effected through structures that may be complex or obfuscatory. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from or dispositions of foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities – Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Foreign Securities — Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities — Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Each Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator” (CPO). Accordingly, neither the Funds nor Vanguard are subject to registration or regulation as CPOs under the Commodity Exchange Act. A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts — Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. The Vanguard funds invest in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, they do not seek to acquire enough of a company’s outstanding voting stock to have control over management decisions. The Vanguard funds do not invest for the purpose of controlling a company’s management.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, may bear the similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund, but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities due to the fact that preferred stock may trade less frequently and in more limited volume.

Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.

Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.

The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to qualify for tax-free status under the IRC and/or fail to maintain exemption from the 1940 Act.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund’s investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, OTC swaps in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The market for swaps and swaptions is a relatively new market. It is possible that developments in the market could adversely affect a fund, including its ability to terminate existing swap agreements or to realize amounts to be received under such agreements. As previously noted under the heading “Derivatives,” under the Dodd-Frank Act certain swaps that may be used by a fund may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

Tax Matters — Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authority. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. A shareholder should consult his or her tax professional regarding the particular situation for information on the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters — Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that affect the treatment of gains or losses recognized by the fund as ordinary or capital. These transactions may also accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding period of the fund’s securities.

In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income—i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to the fund’s business of investing in securities or currencies. Any net gain from options, futures, and forward contracts will be treated as qualifying income.

Tax Matters — Federal Tax Treatment of Futures Contracts. A fund generally must recognize for federal income tax purposes, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments and shareholders will be advised on the nature of the distributions.

Tax Matters — Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar, determined by reference to the value of one or more currencies other than the U.S. dollar and the disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar. However, foreign-currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat, as capital gain or loss, foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described within this policy.

Tax Matters — Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if, at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that itself has elected to pass through such taxes to shareholders.

Tax Matters — Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Sale of Investor Shares of Vanguard Small-Cap Index and Total Stock Market Index Funds in Japan. In connection with the offering of the Investor Shares of the Small-Cap Index and Total Stock Market Index Funds in Japan, the Funds have undertaken to the Japanese Securities Dealers Association that each Fund may not (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund‘s net assets; (2) together with other mutual funds managed by Vanguard, acquire more than 50% of the outstanding voting securities of any issuer; (3) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the board of trustees); and (4) sell securities short at any time in excess of its net asset value.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as (1) shares of the Fund are qualified for offer or sale in Japan, and (2) the undertaking is required by “Standards of Selection of Foreign Investment Fund Securities” established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

The Exchange typically observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares (Other than ETF Shares)

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Exchange of Securities for Shares of a Fund. In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be included in the index tracked by an index fund and must have a total market value of at least $1 million. In addition, each position must have a market value of at least $10,000. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable. Securities accepted by the fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of NAV after such acceptance. Shares of each fund are issued at the NAV determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.

A fund will not accept securities in exchange for its shares unless (1) such securities are, at the time of the exchange, eligible to be held by the fund; (2) the transaction will not cause the fund’s weightings to become imbalanced with respect to the weightings of the securities included in the target index for an index fund; (3) the investor represents and agrees that all securities offered to the fund are not subject to any restrictions upon their sale by the fund under the 1933 Act, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the fund’s net assets immediately prior to the transaction.

Investors interested in purchasing fund shares in kind should contact Vanguard.

Redemption of Shares (Other than ETF Shares)

The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The funds’ officers are also officers and employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement. The Amended and Restated Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

As of December 31, 2012, each Fund had contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent of
	Contribution	Fund’s Average	Vanguard’s
Vanguard Fund	to Vanguard	Net Assets	Capitalization
Total Stock Market Index Fund	$28,242,000	0.01%	11.30%
500 Index Fund	16,101,000	0.01	6.44
Extended Market Index Fund	3,155,000	0.01	1.26
Large-Cap Index Fund	864,000	0.01	0.35
Mid-Cap Index Fund	4,292,000	0.01	1.72
Small-Cap Index Fund	3,691,000	0.01	1.48
Value Index Fund	2,472,000	0.01	0.99
Mid-Cap Value Index Fund	313,000	0.01	0.13
Small-Cap Value Index Fund	1,036,000	0.01	0.41
Growth Index Fund	3,710,000	0.01	1.48
Mid-Cap Growth Index Fund	348,000	0.01	0.14
Small-Cap Growth Index Fund	1,293,000	0.01	0.52

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel.

Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

  Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

  Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

  Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

  Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

  Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

  Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds; and

  Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee, and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are incurred by the Funds on an at-cost basis. Amounts captioned “Management and Administrative Expenses” include a Fund‘s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund‘s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2010, 2011, and 2012, and are presented as a percentage of each Fund‘s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted from Fund Assets)
Vanguard Fund	2010	2011	2012
Total Stock Market Index Fund
Management and Administrative Expenses:	0.08%	0.07%	0.07%
Marketing and Distribution Expenses:	0.02	0.02	0.02
500 Index Fund
Management and Administrative Expenses:	0.09%	0.06%	0.06%
Marketing and Distribution Expenses:	0.02	0.02	0.02
Extended Market Index Fund
Management and Administrative Expenses:	0.12%	0.09%	0.08%
Marketing and Distribution Expenses:	0.02	0.02	0.02
Large-Cap Index Fund
Management and Administrative Expenses:	0.09%	0.08%	0.08%
Marketing and Distribution Expenses:	0.03	0.02	0.02
Mid-Cap Index Fund
Management and Administrative Expenses:	0.12%	0.09%	0.08%
Marketing and Distribution Expenses:	0.03	0.03	0.02
Small-Cap Index Fund
Management and Administrative Expenses:	0.12%	0.09%	0.09%
Marketing and Distribution Expenses:	0.03	0.03	0.02
Value Index Fund
Management and Administrative Expenses:	0.12%	0.09%	0.08%
Marketing and Distribution Expenses:	0.03	0.03	0.02
Mid-Cap Value Index Fund
Management and Administrative Expenses:	0.14%	0.12%	0.10%
Marketing and Distribution Expenses:	0.03	0.03	0.02
Small-Cap Value Index Fund
Management and Administrative Expenses:	0.17%	0.15%	0.11%
Marketing and Distribution Expenses:	0.03	0.03	0.02
Growth Index Fund
Management and Administrative Expenses:	0.13%	0.09%	0.09%
Marketing and Distribution Expenses:	0.03	0.02	0.02
Mid-Cap Growth Index Fund
Management and Administrative Expenses:	0.15%	0.13%	0.09%
Marketing and Distribution Expenses:	0.03	0.03	0.02
Small-Cap Growth Index Fund
Management and Administrative Expenses:	0.15%	0.13%	0.11%
Marketing and Distribution Expenses:	0.03	0.03	0.03

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of all independent trustees, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial-reporting processes, systems of internal control, and the audit process. The head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Other Experience	Trustee/Officer
Interested Trustee[1]
F. William McNabb III	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	180
(1957)	Board, Chief		Vanguard and of each of the investment companies
	Executive Officer,		served by Vanguard, since January 2010; Trustee of
	and President		each of the investment companies served by
Vanguard, since 2009; Director of Vanguard since
2008; and Chief Executive Officer and President of
Vanguard and of each of the investment companies
served by Vanguard, since 2008. Mr. McNabb also
serves as Director of Vanguard Marketing Corporation.
Mr. McNabb served as a Managing Director of
Vanguard from 1995 to 2008.

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Other Experience	Trustee/Officer
Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	180
(1948)			Marketing Officer for North America and Corporate
			Vice President (retired 2008) of Xerox Corporation
			(document management products and services).
			Previous positions held at Xerox by Mr. Fullwood
			include President of the Worldwide Channels Group,
			President of Latin America, Executive Chief Staff Officer
			of Developing Markets, and President of Worldwide
			Customer Services. Mr. Fullwood is the Executive in
			Residence and 2010 Distinguished Minett Professor at
			the Rochester Institute of Technology. Mr. Fullwood
			serves as a director of SPX Corporation (multi-industry
			manufacturing), Amerigroup Corporation (managed
			health care), the University of Rochester Medical
			Center, Monroe Community College Foundation, the
			United Way of Rochester, and North Carolina A&T
			University.

Rajiv L. Gupta	Trustee	December 2001	Mr. Gupta is the former Chairman and Chief Executive	180
(1945)			Officer (retired 2009) and President (2006–2008) of
			Rohm and Haas Co. (chemicals). Mr. Gupta serves as a
			director of Tyco International, Ltd. (diversified
			manufacturing and services), Hewlett-Packard
			Company (electronic computer manufacturing), and
			Delphi Automotive LLP (automotive components); as
			Senior Advisor at New Mountain Capital; and as a
			trustee of The Conference Board.

Amy Gutmann	Trustee	June 2006	Dr. Gutmann has served as the President of the	180
(1949)			University of Pennsylvania since 2004. She is the
			Christopher H. Browne Distinguished Professor of
			Political Science in the School of Arts and Sciences
			with secondary appointments at the Annenberg
			School for Communication and the Graduate School
			of Education at the University of Pennsylvania.
			Dr. Gutmann also serves on the National Commission
			on the Humanities and Social Sciences, and as a
			trustee of Carnegie Corporation of New York and of the
			National Constitution Center. Dr. Gutmann is Chair of
			the Presidential Commission for the Study of
			Bioethical Issues.

JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	180
(1950)			and Chief Global Diversity Officer (retired 2008)
			and a former Member of the Executive Committee
			(1997–2008) of Johnson & Johnson (pharmaceuticals/
			medical devices/consumer products). Ms. Heisen
			served as Vice President and Chief Information Officer
			of Johnson & Johnson from 1997 to 2005. Ms. Heisen
			serves as a director of Skytop Lodge Corporation
			(hotels), the University Medical Center at Princeton,
			the Robert Wood Johnson Foundation, and the Center
			for Talent Innovation; and as a member of the advisory
			board of the Maxwell School of Citizenship and Public
			Affairs at Syracuse University.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Other Experience	Trustee/Officer
F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	180
(1949)			Operating Officer (retired 2009) and Vice Chairman of
			the Board (2008–2009) of Cummins Inc. (industrial
			machinery). Mr. Loughrey serves as Chairman of the
			Board of Hillenbrand, Inc. (specialized consumer
			services); as a director of SKF AB (industrial
			machinery), the Lumina Foundation for Education, and
			Oxfam America; and as Chairman of the Advisory
			Council for the College of Arts and Letters and
			Member of the Advisory Board to the Kellogg Institute
			for International Studies at the University of Notre
			Dame. Mr. Loughrey served as a director of Sauer-
			Danfoss Inc. (machinery) from 2000 to 2010, and of
			Cummins Inc. from 2005 to 2009.

Mark Loughridge	Trustee	March 2012	Mr. Loughridge has served as Senior Vice President	180
(1953)			and Chief Financial Officer at IBM (information
			technology services) since 2004. Mr. Loughridge also
			serves as a fiduciary member of IBM’s Retirement Plan
			Committee. Previous positions held by Mr. Loughridge
			since joining IBM in 1977 include Senior Vice President
			and General Manager of Global Financing (2002–2004),
			Vice President and Controller (1998–2002), and a
			variety of management roles.

Scott C. Malpass	Trustee	March 2012	Mr. Malpass has served as Chief Investment Officer	180
(1962)			since 1989 and Vice President since 1996 at the
			University of Notre Dame. Mr. Malpass serves as an
			Assistant Professor of Finance at the Mendoza College
			of Business at the University of Notre Dame and is a
			member of the Notre Dame 403(b) Investment
			Committee. Mr. Malpass also serves on the board of
			TIFF Advisory Services, Inc. (investment advisor), and
			as a member of the investment advisory committees
			of the Financial Industry Regulatory Authority (FINRA)
			and of Major League Baseball.

André F. Perold	Trustee	December 2004	Dr. Perold is the former George Gund Professor of	180
(1952)			Finance and Banking at the Harvard Business School
			(retired 2011). Dr. Perold serves as Chief Investment
			Officer and Managing Partner of HighVista Strategies
			LLC (private investment firm). Dr. Perold also serves as
			a director of Rand Merchant Bank and as an overseer
			of the Museum of Fine Arts Boston. From 2003 to
			2009, Dr. Perold served as chairman of the board of
			UNX, Inc. (equities trading firm).

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Other Experience	Trustee/Officer
Alfred M. Rankin, Jr.	Lead	January 1993	Mr. Rankin serves as Chairman, President, and Chief	180
(1941)	Independent		Executive Officer of NACCO Industries, Inc.
	Trustee		(housewares/lignite) and of Hyster-Yale Materials
			Handling, Inc. (forklift trucks). Mr. Rankin also serves as
			a director of the National Association of Manufacturers;
			Chairman of the Board of University Hospitals of
			Cleveland; and Advisory Chairman of the Board of The
			Cleveland Museum of Art. Mr. Rankin served as a
			director of Goodrich Corporation (industrial products/
			aircraft systems and services) from 1988 to 2012, and
			as Chairman of the Board of the Fourth District Federal
			Reserve Bank from 2010 to 2012.

Peter F. Volanakis	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	180
(1955)			Operating Officer (retired 2010) of Corning
			Incorporated (communications equipment).
			Mr. Volanakis served as a director of Corning
			Incorporated (2000–2010) and of Dow Corning (2001–
			2010). Mr. Volanakis serves as a director of SPX
			Corporation (multi-industry manufacturing), as an
			Overseer of the Amos Tuck School of Business
			Administration at Dartmouth College, and as an
			Advisor to the Norris Cotton Cancer Center.

Executive Officers
Glenn Booraem	Controller	July 2010	Mr. Booraem, a Principal of Vanguard, has served as	180
(1967)			Controller of each of the investment companies served
			by Vanguard, since 2010. Mr. Booraem served as
			Assistant Controller of each of the investment
			companies served by Vanguard, from 2001 to 2010.

Thomas J. Higgins	Chief Financial	September 2008	Mr. Higgins, a Principal of Vanguard, has served as Chief	180
(1957)	Officer		Financial Officer of each of the investment companies
			served by Vanguard, since 2008. Mr. Higgins served as
			Treasurer of each of the investment companies served
			by Vanguard, from 1998 to 2008.

Kathryn J. Hyatt	Treasurer	November 2008	Ms. Hyatt, a Principal of Vanguard, has served as	180
(1955)			Treasurer of each of the investment companies served
			by Vanguard, since 2008. Ms. Hyatt served as
			Assistant Treasurer of each of the investment
			companies served by Vanguard, from 1988 to 2008.

Heidi Stam	Secretary	July 2005	Ms. Stam has served as a Managing Director of	180
(1956)			Vanguard since 2006; General Counsel of Vanguard
			since 2005; Secretary of Vanguard and of each of the
			investment companies served by Vanguard, since
			2005; and Director and Senior Vice President of
			Vanguard Marketing Corporation since 2005. Ms. Stam
			served as a Principal of Vanguard from 1997 to 2006.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees, including the meetings of the audit, compensation, and nominating committees.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an “interested” trustee. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust's board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ last fiscal year.

  Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held four meetings during the Funds‘ last fiscal year.

  Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ last fiscal year.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD INDEX FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	from All Vanguard
	Compensation	as Part of the	Benefit at	Funds Paid
Trustee	from the Funds[1]	Funds’ Expenses[1]	January 1, 2013[2]	to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$44,498	—	—	$215,000
Rajiv L. Gupta	44,498	—	—	215,000
Amy Gutmann	44,498	—	—	208,900
JoAnn Heffernan Heisen	44,498	$835	$5,623	215,000
F. Joseph Loughrey	44,498	—	—	215,000
Mark Loughridge[4]	34,336	—	—	174,133
Scott C. Malpass[4]	34,336	—	—	180,233
André F. Perold	44,498	—	—	215,000
Alfred M. Rankin, Jr.	50,709	1,636	11,020	245,000
Peter F. Volanakis	44,498	—	—	215,000
1 The amounts shown in this column are based on the Trust‘s fiscal year ended December 31, 2012. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after
January 1, 2001, are not eligible to participate in the retirement benefit plan.
3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 180 Vanguard funds for the 2012 calendar year.
4 Mr. Loughridge and Mr. Malpass became trustees effective March 22, 2012.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2012.

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Total Stock Market Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	Over $100,000	Over $100,000
	Amy Gutmann	Over $100,000	Over $100,000
	JoAnn Heffernan Heisen	Over $100,000	Over $100,000
	F. Joseph Loughrey	Over $100,000	Over $100,000
	Mark Loughridge	Over $100,000	Over $100,000
	Scott C. Malpass	Over $100,000	Over $100,000
	F. William McNabb III	$1–$10,000	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	Over $100,000	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
500 Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	$10,001–$50,000	Over $100,000
	JoAnn Heffernan Heisen	Over $100,000	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	Over $100,000	Over $100,000
	Alfred M. Rankin, Jr.	Over $100,000	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Extended Market Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	Over $100,000	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	Over $100,000	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Large-Cap Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	Over $100,000	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Mid-Cap Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Small-Cap Index Fund	Emerson U. Fullwood	Over $100,000	Over $100,000
	Rajiv L. Gupta	Over $100,000	Over $100,000
	Amy Gutmann	$10,001–$50,000	Over $100,000
	JoAnn Heffernan Heisen	Over $100,000	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	Over $100,000	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Value Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	Over $100,000	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Mid-Cap Value Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Small-Cap Value Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	Over $100,000	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Growth Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	Over $100,000	Over $100,000
	JoAnn Heffernan Heisen	$10,001–$50,000	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

Mid-Cap Growth Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	Over $100,000	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Small-Cap Growth Index Fund	Emerson U. Fullwood	$10,001–$50,000	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	Over $100,000	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of March 31, 2013, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of March 31, 2013, the following owned of record 5% or more of the outstanding shares of each class:

Vanguard Total Stock Market Index Fund—Investor Shares: Vanguard Target Retirement 2025 Fund, Malvern, PA (13.46%), Vanguard Target Retirement 2035 Fund, Malvern, PA (11.75%), Vanguard Target Retirement 2020 Fund, Malvern, PA (9.90%), Vanguard Target Retirement 2030 Fund, Malvern, PA (9.87%), Vanguard Target Retirement 2015 Fund, Malvern, PA (8.34%), Vanguard Target Retirement 2040 Fund, Malvern, PA (7.28%), Vanguard Target Retirement 2045 Fund, Malvern, PA (7.10%), Vanguard LifeStrategy Growth Fund, Malvern, PA (5.46%); Vanguard Total Stock Market Index Fund—Institutional Shares: Vanguard Target Retirement 2025 Fund, Malvern, PA (7.60%), Vanguard Target Retirement 2035 Fund, Malvern, PA (6.78%), Vanguard Target Retirement 2030 Fund, Malvern, PA (6.38%), Vanguard Target Retirement 2020 Fund, Malvern, PA (6.24%); Vanguard Total Stock Market Index Fund—Signal Shares: National Financial Services, New York, NY (19.97%), Charles Schwab & Co., Inc., San Francisco, CA (14.21%); Vanguard 500 Index Fund—Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (11.44%), National Financial Services, New

York, NY (7.72%); Vanguard 500 Index Fund—Signal Shares: Charles Schwab & Co., Inc., San Francisco, CA (14.70%), National Financial Services, New York, NY (10.58%); Vanguard Extended Market Index Fund—Investor Shares: Brown Brothers Harriman & Co., Custodian for Vanguard Total Stock Market Index Portfolio, Jersey City, NJ (5.89%), Wellpoint 401(K) Retirement Savings Plan, Indianapolis, IN (6.95%); Weyerhaeuser Company 401(K) Plan, Federal Way, WA (6.03%), The Philips 401(K) Plan, Andover, MA (5.90%); Vanguard Extended Market Index Fund—Institutional Shares: Fidelity Investments, Covington, KY (17.62%), Charles Schwab & Co., Inc., San Francisco, CA (5.18%); Vanguard Extended Market Index Fund—Institutional Plus Shares: Bank of America, N.A., FBO Bank of America 401(k) Plan for Legacy Companies, Houston, TX (8.38%), Fidelity Investments, Covington, KY (9.67%), Bank of America, N.A., FBO Bank of America 401(k) Plan, Houston, TX (16.72%), Chevron Employee Savings Investment Plan, San Ramon, CA (6.75%), SAIC Retirement Plan, San Diego, CA (5.38%); Vanguard Extended Market Index Fund—Signal Shares: FedEx Corporation Retirement Savings Plan, Memphis, TN (24.21%), Charles Schwab & Co., Inc., San Francisco, CA (7.56%); Vanguard Large-Cap Index Fund—Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (13.55%), Teachers Defined Contribution Retirement Plan FBO West Virginia, Greenwood Village, CO (8.38%), National Financial Services LLC, New York, NY (6.63%); Vanguard Large-Cap Index Fund—Institutional Shares: MAC & CO A/C LF1F1, Pittsburgh, PA (22.55%), Wells Fargo Bank, NA FBO Aerospace - BOA, Minneapolis, MN (13.70%), Wells Fargo Bank, NA FBO Sverdrup DB - BOA, Minneapolis, MN (7.68%), MAC & CO A/C PMSF, Pittsburgh, PA (7.19%), City National Bank, Los Angeles, CA (5.83%), Counsel Trust DBA MATC FBO Plumbers Local Union No. 1 Employee 401(k) Savings Plan, Pittsburgh, PA (5.63%); Vanguard Large-Cap Index Fund—Signal Shares: Charles Schwab & Co., Inc., San Francisco, CA (29.07%), National Financial Services, New York, NY (16.58%), SEI Private Trust Company FBO Laird Norton, Oaks, PA (12.84%); Vanguard Mid-Cap Index Fund—Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (8.52%), National Financial Services Corp, New York, NY (8.38%); Vanguard Mid-Cap Index Fund—Institutional Shares: Fidelity Investments, Covington, KY (17.47%), National Financial Services LLC, New York, NY (6.75%); Vanguard Mid-Cap Index Fund—Institutional Plus Shares: Fidelity Investments, Covington, KY (12.15%), BNP Paribas Securities, France (9.51%), NY College Savings Program Mid-Cap Stock Index Portfolio, Newton, MA (9.48%), National Financial Services LLC, New York, NY (8.56%), State of Utah Educational Savings Plan, Salt Lake City, UT (7.62%), State Street Bank & Trust, FBO Schwab, Boston, MA (7.47%), Northern Trust Co FBO Accenture-DV, Chicago, IL (5.95%); Vanguard Mid-Cap Index Fund—Signal Shares: Charles Schwab & Co., Inc., San Francisco, CA (13.27%), National Financial Services LLC, New York, NY (10.90%), Fidelity Investments, Covington, KY (5.53%); Vanguard Small-Cap Index Fund—Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (10.79%), National Financial Services, New York, NY (7.28%); Vanguard Small-Cap Index Fund—Institutional Shares: Fidelity Investments, Covington, KY (19.82%), Charles Schwab & Co., Inc., San Francisco, CA (6.44%), National Financial Services LLC, New York, NY (6.06%); Vanguard Small-Cap Index Fund—Institutional Plus Shares: State of Utah Educational Savings Plan, Salt Lake City, UT (16.89%), New York College Savings Program Small Cap Stock Index Portfolio, Newton, MA (16.42%), Fidelity Investments, Covington, KY (13.19%), State Street Bank, FBO Diversified Retirement, Harrison, NY (9.37%), Blue Cross Blue Shield of North Carolina, Durham, NC (9.20%), College Savings Plan of Nevada Vanguard Small-Cap Index Portfolio, Boston, MA (8.77%), JP Morgan Chase Bank NA, FBO Corning Inc. Investment Plan, New York, NY (6.40%), MAC & CO, Pittsburgh, PA (6.13%); Vanguard Small-Cap Index Fund—Signal Shares: Charles Schwab & Co., Inc., San Francisco, CA (13.86%), National Financial Services LLC, New York, NY (10.23%), Fidelity Investments, Covington, KY (7.42%); Vanguard Value Index Fund—Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (10.92%), National Financial Services, New York, NY (8.21%), The Whirlpool 401K Retirement Plan, Benton Harbor, MI (7.68%); Vanguard Value Index Fund—Institutional Shares: New York College Savings Program Value Stock Index Portfolio, Newton, MA (10.30%), Fidelity Investments, Covington, KY (7.22%), Cox Enterprises, Inc. Savings and Investment Plan, Atlanta, GA (6.79%), Fidelity Investments FBO Microsoft Savings Plus 401K Plan, Covington, KY (7.22%), Fidelity Investments, Covington, KY (6.78%), National Financial Services, New York, NY (6.24%); Vanguard Value Index Fund—Signal Shares: Charles Schwab & Co., Inc., San Francisco, CA (16.87%), National Financial Services LLC, New York, NY (8.97%), SEI Private Trust Company C/O TIAA CREF, Oaks, PA (6.03%); Vanguard Mid-Cap Value Index Fund—Investor Shares: Fidelity Investments, Covington, KY (12.77%), National Financial Services Corp, New York, NY (8.57%), Charles Schwab & Co., Inc., San Francisco, CA (5.10%); Vanguard Small-Cap Value Index Fund—Investor Shares: National Financial Services Corp, New York, NY (10.43%), Charles Schwab & Co., Inc., San Francisco, CA (9.34%); Vanguard Small-Cap Value Index Fund—Institutional Shares: Charles Schwab & Co., Inc., San Francisco, CA (8.35%), National Financial Services LLC, New York, NY (6.69%), Fidelity Investments, Covington, KY (6.52%), T. Rowe Price, FBO Cameron International Corp Retirement Savings Plan, Owings Mills, MD (6.10%); Vanguard Growth Index Fund—Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (9.08%), National Financial Services, New York, NY (8.14%), The Whirlpool 401K Retirement Plan, Benton Harbor, MI

(6.15%); Vanguard Growth Index Fund—Institutional Shares: New York College Savings Program Growth Stock Index Portfolio, Newton, MA (6.92%), National Financial Services LLC, New York, NY (6.85%), Fidelity Investments, Covington, KY (6.24%), Deseret Mutual Benefit Admin, Salt Lake City, UT (5.23%); Vanguard Growth Index Fund—Signal Shares: Charles Schwab & Co., Inc., San Francisco, CA (20.59%), National Financial Services LLC, New York, NY (10.52%); Vanguard Mid-Cap Growth Index Fund—Investor Shares: National Financial Services LLC, New York, NY (8.22%), Charles Schwab & Co., Inc., San Francisco, CA (6.94%), Emerson Electric Company Employee Savings Investment Plan, Saint Louis, MO (5.49%), Nationwide Trust Company FSB C/O IPO Portfolio Accounting, Columbus, OH (5.04%); Vanguard Small-Cap Growth Index Fund—Investor Shares: National Financial Services LLC, New York, NY (14.05%), Charles Schwab & Co., Inc., San Francisco, CA (11.37%), John Hancock Life Insurance Co, Boston, MA (9.44%); Vanguard Small-Cap Growth Index Fund—Institutional Shares: Fidelity Investments, Covington, KY (30.28%), Northern Trust Co, FBO Michigan Catastophic Claims Association, Chicago, IL (7.36%), Charles Schwab & Co., Inc., San Francisco, CA (5.17%).

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of March 31, 2013, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of a Fund were as follows:

Vanguard Total Stock Market Index Fund—ETF Shares: Charles Schwab & Co., Inc. (20.0%), National Financial Services LLC (13.8%), Vanguard Marketing Corporation (12.2%), TD Ameritrade Clearing, Inc. (5.7%); Vanguard 500 Index Fund—ETF Shares: Brown Brothers Harriman & Co. (18.5%), State Street Bank and Trust Company (15.2%), Vanguard Marketing Corporation (8.0%), National Financial Services LLC (7.4%), Charles Schwab & Co., Inc. (7.1%), The Northern Trust Company (6.6%); Vanguard Extended Market Index Fund—ETF Shares: Charles Schwab & Co., Inc. (14.3%), Vanguard Marketing Corporation (14.1%), National Financial Services LLC (12.7%), State Street Bank and Trust Company (8.7%), TD Ameritrade Clearing, Inc. (8.2%), Merrill Lynch, Pierce, Fenner & Smith Incorporated. (6.7%), Morgan Stanley DW Inc. (6.6%); Vanguard Large-Cap Index Fund—ETF Shares: Charles Schwab & Co., Inc. (22.2%), TD Ameritrade Clearing, Inc. (12.6%), National Financial Services LLC (10.1%), Vanguard Marketing Corporation (8.1%), Morgan Stanley DW Inc. (5.4%); Vanguard Mid-Cap Index Fund—ETF Shares: Charles Schwab & Co., Inc. (13.0%), The Bank of New York Mellon (11.2%), National Financial Services LLC (10.1%), TD Ameritrade Clearing, Inc. (9.4%), Vanguard Marketing Corporation (7.4%), First Clearing, LLC (6.3%), Morgan Stanley DW Inc. (5.9%); Vanguard Small-Cap Index Fund—ETF Shares: Charles Schwab & Co., Inc. (16.8%), National Financial Services LLC (10.9%), TD Ameritrade Clearing, Inc. (7.7%), Vanguard Marketing Corporation (6.6%), Morgan Stanley DW Inc. (5.2%); Vanguard Value Index Fund—ETF Shares: State Street Bank and Trust Company (12.8%), Merrill Lynch, Pierce, Fenner & Smith (12.6%), Charles Schwab & Co., Inc. (11.0%), National Financial Services LLC (8.8%), Edward D. Jones & Co. (7.6%), Morgan Stanley DW Inc. (7.4%), TD Ameritrade Clearing, Inc. (7.1%), Brown Brothers Harriman & Co. (6.9%); Vanguard Mid-Cap Value Index Fund—ETF Shares: Charles Schwab & Co., Inc. (13.7%), TD Ameritrade Clearing, Inc. (11.6%), Morgan Stanley DW Inc. (9.8%), National Financial Services LLC (9.4%), Vanguard Marketing Corporation (7.9%), Merrill Lynch, Pierce, Fenner & Smith (7.0%), UBS Financial Services LLC (5.2%); Vanguard Small-Cap Value Index Fund—ETF Shares: Charles Schwab & Co., Inc. (18.2%), National Financial Services LLC (13.8%), Vanguard Marketing Corporation (9.8%), TD Ameritrade Clearing, Inc. (7.8%), Merrill Lynch, Pierce, Fenner & Smith (7.5%), Pershing LLC (6.2%), Morgan Stanley DW Inc. (5.8%); Vanguard Growth Index Fund—ETF Shares: TD Ameritrade Clearing, Inc. (16.1%), Merrill Lynch, Pierce Fenner & Smith (14.4%), Charles Schwab & Co., Inc. (12.6%), National Financial Services LLC (9.6%), Morgan Stanley DW Inc. (9.2%), Edward D. Jones & Co. (5.5%); Vanguard Mid-Cap Growth Index Fund—ETF Shares: Charles Schwab & Co., Inc. (13.3%), National Financial Services LLC (13.0%), Morgan Stanley DW Inc. (11.9%), Vanguard Marketing Corporation (8.0%), UBS Financial Services LLC (7.9%), Merrill Lynch, Pierce Fenner & Smith (7.2%), State Street Bank and Trust Company (6.1%); Vanguard Small-Cap Growth Index Fund—ETF Shares: Charles Schwab & Co., Inc. (18.4%), National Financial Services LLC (10.3%), Merrill Lynch, Pierce Fenner & Smith (8.7%), Morgan Stanley DW Inc. (8.1%), Vanguard Marketing Corporation (7.7%), TD Ameritrade Clearing, Inc. (7.2%).

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund’s total assets as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund’s ten largest stock portfolio holdings as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from online disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Oce’ Business Services, Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; Triune Color Corporation; and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Disclosure of Portfolio Holdings in Accordance with SEC Exemptive Orders

Vanguard’s Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC), Authorized Participants, and other market makers the daily portfolio composition files (PCFs) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the Vanguard funds that offer a class of shares known as Vanguard ETF Shares (ETF Funds), in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the Securities and Exchange Commission, as described in this section.

Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, an investor must be an “Authorized Participant” or the investor must purchase or redeem through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a “Participant Agreement” with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a “portfolio deposit” consisting of a basket of specified securities (Deposit Securities) and a cash payment (Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC (a clearing agency registered with the SEC and affiliated with the DTC), for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the Consolidated Tape Association, the market value of an ETF Share; and (2) every 15 seconds throughout the trading day, a calculation of the estimated NAV of an ETF Share (expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded on the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.

In addition to making PCFs available to the NSCC, as previously described, Vanguard’s Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at vanguard.com to all categories of persons, if (1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard’s Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund, if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard’s Fund Financial Services unit may, at its sole discretion, determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Fund Financial Services unit.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Financial Services unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Funds receive all investment advisory services from Vanguard, through its Equity Investment Group. These services are provided on an at-cost basis by an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

During the fiscal years ended December 31, 2010, 2011, and 2012, the Funds incurred the following approximate advisory expenses:

Vanguard Fund	2010	2011	2012
Total Stock Market Index Fund	$6,416,000	$10,455,000	$10,693,000
500 Index Fund	4,950,000	7,182,000	6,537,000
Extended Market Index Fund	770,000	1,294,000	1,294,000
Large-Cap Index Fund	291,000	427,000	430,000
Mid-Cap Index Fund	1,134,000	1,890,000	1,801,000
Small-Cap Index Fund	1,002,000	1,716,000	1,592,000
Value Index Fund	711,000	1,087,000	1,049,000
Mid-Cap Value Index Fund	146,000	211,000	207,000
Small-Cap Value Index Fund	373,000	583,000	524,000
Growth Index Fund	914,000	1,418,000	1,459,000
Mid-Cap Growth Index Fund	151,000	247,000	249,000
Small-Cap Growth Index Fund	367,000	637,000	626,000

1. Other Accounts Managed

Michael H. Buek manages Vanguard 500 Index Fund, Vanguard Small-Cap Index Fund, and Vanguard Small-Cap Value Index Fund; as of December 31, 2012, the Funds collectively held assets of $155 billion. As of January 31, 2013, Mr. Buek also managed eight other registered investment companies with total assets of $10.6 billion, all or a portion of four other pooled investment vehicles with total assets of $3.1 billion, and one other account with total assets of $4.6 billion (none of which had advisory fees based on account performance).

Donald M. Butler manages Vanguard Extended Market Index Fund, Vanguard Mid-Cap Index Fund, Vanguard Mid-Cap Value Index Fund, and Vanguard Mid-Cap Growth Index Fund; as of December 31, 2012, the Funds collectively held assets of $60 billion. As of January 31, 2013, Mr. Butler also managed seven other registered investment companies with total assets of $141 billion and one other pooled investment vehicle with total assets of $4.7 billion (none of which had advisory fees based on account performance).

Ryan E. Ludt manages Vanguard Large-Cap Index Fund; as of December 31, 2012, the Fund held assets of $6.2 billion. As of January 31, 2013, Mr. Ludt also managed eleven other registered investment companies with total assets of $42 billion (none of which had advisory fees based on account performance).

Gerard C. O’Reilly manages Vanguard Total Stock Market Index Fund, Vanguard Value Index Fund, Vanguard Growth Index Fund, and Vanguard Small-Cap Growth Index Fund; as of December 31, 2012, the Funds collectively held assets of $265 billion. As of January 31, 2013, Mr. O’Reilly also managed seven other registered investment companies with total assets of $50 billion and two other pooled investment vehicles with total assets of $1.5 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of December 31, 2012, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For each Fund, the performance factor depends on how closely the portfolio manager tracks the Fund’s benchmark index over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizeable portion of their personal assets in Vanguard funds. As of January 31, 2013, Vanguard employees collectively invested more than $3.5 billion in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard funds invests substantially all of his personal financial assets in Vanguard funds.

As of January 31, 2013, Mr. Buek owned shares of Vanguard 500 Index Fund within the $100,001–$500,000 range and Mr. O’Reilly owned shares of Vanguard Total Stock Market Index Fund in the $500,001–$1,000,000 range. None of the other named portfolio managers owned any shares of the Funds they managed.

Duration and Termination of Investment Advisory Agreement

Vanguard provides at-cost investment advisory services to the Funds pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability; clearance and settlement services; commission rate; trading expertise; willingness and ability to commit capital; ability to provide anonymity; financial responsibility; reputation and integrity; responsiveness; access to underwritten offerings and secondary markets; and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities; discussions with research analysts; meetings with corporate executives to obtain oral reports on company performance; market data; and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

During the fiscal years ended December 31, 2010, 2011, and 2012, the Funds paid the following approximate amounts in brokerage commissions:

Vanguard Fund	2010	2011	2012
Total Stock Market Index Fund	$4,937,000	$4,704,000	$3,955,000
500 Index Fund	916,000	688,000	617,000
Extended Market Index Fund	1,132,000	1,040,000	1,096,000
Large-Cap Index Fund	87,000	90,000	92,000
Mid-Cap Index Fund[1]	1,140,000	1,162,000	749,000
Small-Cap Index Fund	2,061,000	1,834,000	1,391,000
Value Index Fund[2]	609,000	276,000	286,000
Mid-Cap Value Index Fund[2]	222,000	105,000	125,000
Small-Cap Value Index Fund	773,000	517,000	383,000
Growth Index Fund	425,000	382,000	373,000
Mid-Cap Growth Index Fund[3]	79,000	117,000	84,000
Small-Cap Growth Index Fund	741,000	946,000	780,000
1 Lower turnover within the Fund’s target index during the fiscal year ended December 31, 2012, resulted in less frequent portfolio adjustments for the
Fund and led to a decrease in brokerage commissions for the year.
2 Significant cash flow into the Fund in 2010 resulted in increased portfolio transactions, which led to increased brokerage commissions for the year.
3 Increased cash flow into the Fund in 2011 resulted in increased portfolio transactions, which led to increased brokerage commissions for the year.

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of an advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds‘ board of trustees.

The ability of Vanguard and external advisors to purchase or dispose of investments in regulated industries, the derivatives markets, and certain international markets, or to exercise rights on behalf of a Fund, may be restricted or impaired due to limitations on the aggregate level of investment unless regulatory or corporate consents are obtained. As a result, Vanguard and external advisors on behalf of a Fund may be required to limit purchases, sell existing investments, or otherwise restrict or limit the exercise of shareholder rights by the Fund, including voting rights.

As of December 31, 2012, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Total Stock Market Index Fund	Banc of America Securities, LLC	$1,672,302,000
	Citigroup Global Markets Inc.	1,551,862,000
	Goldman, Sachs & Co.	777,170,000
	J.P. Morgan Securities, Inc.	2,234,387,000
	Morgan Stanley	378,957,000

500 Index Fund	Banc of America Securities, LLC	1,161,023,000
	Citigroup Global Markets Inc.	1,077,303,000
	Goldman, Sachs & Co.	523,264,000
	J.P. Morgan Securities, Inc.	1,552,182,000
	Morgan Stanley	245,372,000

Extended Market Index Fund	ITG, Inc.	3,035,000
	Knight Capital Markets, LLC	2,940,000

Large-Cap Index Fund	Banc of America Securities, LLC	55,727,000
	Citigroup Global Markets Inc.	51,714,000
	Goldman, Sachs & Co.	25,908,000
	J.P. Morgan Securities, Inc.	74,458,000
	Morgan Stanley	12,621,000

Mid-Cap Index Fund	Jefferies & Company, Inc.	32,069,000

Small-Cap Index Fund	ITG, Inc.	5,741,000

Value Index Fund	Citigroup Global Markets Inc.	305,611,000
	Goldman, Sachs & Co.	153,044,000
	Jefferies & Company, Inc.	6,465,000
	J.P. Morgan Securities, Inc.	440,023,000
	Morgan Stanley	48,506,000

Mid-Cap Value Index Fund	Jefferies & Company, Inc.	4,768,000

Small-Cap Value Index Fund	ITG, Inc.	3,252,000

Growth Index Fund	Morgan Stanley	38,564,000

Mid-Cap Growth Index Fund	—	—

Small-Cap Growth Index Fund	—	—

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard-advised funds in the aggregate) were to own more than a maximum percentage of a company’s stock (as determined by the company’s governing documents).

In evaluating proxy proposals, we consider information from many sources, including, but not limited to, the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I.	The Board of Directors
A.	Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval	Factors Against Approval
Nominated slate results in board made up of a majority of	Nominated slate results in board made up of a majority of
independent directors.	non-independent directors.
All members of Audit, Nominating, and Compensation	Audit, Nominating, and/or Compensation committees include
committees are independent of management.	non-independent members.
Incumbent board member failed to attend at least 75% of meetings in the previous year.
Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive equity grants, substantial non-audit fees, lack of board independence).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III.	Compensation Issues
A.	Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval	Factors Against Approval
Company requires senior executives to hold a minimum amount	Total potential dilution (including all stock-based plans) exceeds 15% of
of company stock (frequently expressed as a multiple of salary).	shares outstanding.
Company requires stock acquired through equity awards to be	Annual equity grants have exceeded 2% of shares outstanding.
held for a certain period of time.
Compensation program includes performance-vesting awards,	Plan permits repricing or replacement of options without
indexed options, or other performance-linked grants.	shareholder approval.
Concentration of equity grants to senior executives is limited	Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for	Plan contains automatic share replenishment (evergreen) feature.
cash in delivering market-competitive total pay.

B. Bonus plans

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Advisory votes on executive compensation (Say on Pay)

In addition to proposals on specific equity or bonus plans, the funds are required to cast advisory votes approving many companies’ overall executive compensation plans (so-called Say on Pay votes). In evaluating these proposals, we consider a number of factors, including the amount of compensation that is at risk, the amount of equity-based compensation that is linked to the company’s performance, and the level of compensation as compared to industry peers. The funds will generally support pay programs that demonstrate effective linkage between pay and performance over time and that provide compensation opportunities that are competitive relative to industry peers. On the other hand, pay programs in which significant compensation is guaranteed or insufficiently linked to performance will be less likely to earn our support.

E. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits payable upon a change of control AND an executive’s termination (so-called “double trigger” plans) are generally acceptable to the extent that benefits paid do not exceed three times salary and bonus. Arrangements in which the benefits exceed three times salary and bonus should be justified and submitted for shareholder approval. We do not generally support guaranteed severance absent a change in control or arrangements that do not require the termination of the executive (so-called “single trigger” plans).

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short-term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Board with limited independence.
directors at least every three years (so-called TIDE provisions).
Ownership trigger is reasonable (15-20%).	Ownership trigger is less than 15%.
Highly independent, non-classified board.	Classified board.
Plan includes permitted-bid/qualified-offer feature (chewable pill) that mandates a shareholder vote in certain situations.

B. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. The ownership limit may be applied at the individual fund level or across all Vanguard-advised funds. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s website at vanguard.com or the SEC’s website at sec.gov.

INFORMATION ABOUT THE ETF SHARE CLASS

Each Fund (collectively, the ETF Funds) offers and issues an exchange-traded class of shares called ETF Shares. Each Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” For Vanguard 500 Index Fund, the number of ETF Shares in a Creation Unit is 50,000; for Vanguard Total Stock Market Index, Vanguard Large-Cap Index, Vanguard Mid-Cap Index, Vanguard Small-Cap Index, Vanguard Value Index, Vanguard Mid-Cap Value Index, Vanguard Small-Cap Value Index, Vanguard Growth Index, Vanguard Mid-Cap Growth Index, and Vanguard Small-Cap Growth Index Funds, the number of ETF Shares in a Creation Unit is 100,000; and for Vanguard Extended Market Index Fund, the number of ETF Shares in a Creation Unit is 200,000.

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must transact through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds’ Distributor (the Distributor). For a current list of Authorized Participants, contact the Distributor.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

Each ETF Fund issues Creation Units in kind in exchange for a basket of securities that are part of—or soon to be part of—its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund‘s portfolio holdings (Redemption Securities). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully on the following pages. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind.

EXCHANGE LISTING AND TRADING

The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value (NAV). There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange’s listing requirements. The exchange may, but is not required to, delist a Fund’s ETF Shares if (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the ETF Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the ETF Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the exchange, makes further dealings on the exchange inadvisable. The exchange will also delist a Fund’s ETF Shares upon termination of the ETF Share class.

The exchange disseminates, through the facilities of the Consolidated Tape Association, an updated “indicative optimized portfolio value” (IOPV) for each ETF Fund as calculated by an information provider. The ETF Funds are not involved with or responsible for the calculation or dissemination of the IOPVs, and it makes no warranty as to the accuracy of the IOPVs. An IOPV for a Fund’s ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has a securities value component and a cash component. The securities values included in an IOPV are based on the real-time market prices of the Deposit Securities for a Fund’s ETF Shares. The IOPV is designed as an estimate of a Fund’s NAV at a particular point in time, but it is only an estimate and it should not be viewed as the actual NAV, which is calculated once each day.

CONVERSIONS AND EXCHANGES

Owners of conventional shares (i.e., not exchange-traded shares) issued by an ETF Fund may convert those shares to ETF Shares of equivalent value of the same Fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Note for investors in Vanguard Institutional Total Stock Market Index Fund: Owners of shares issued by Vanguard Institutional Total Stock Market Index Fund cannot convert their shares to ETF Shares of Vanguard Total Stock Market Index Fund because the Funds are separate and distinct. Vanguard Institutional Total Stock Market Index Fund, which is offered through a separate prospectus and Statement of Additional Information, does not issue ETF Shares.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, an investor must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, an investor must contact his or her broker.

Vanguard Brokerage does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.

Converting conventional shares to ETF Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor‘s request to convert, Vanguard will transfer conventional shares from the investor‘s account with Vanguard to the broker‘s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect the broker, not the investor, as the owner of the shares. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes. The Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker, and the broker, in turn, will keep track of which ETF Shares belong to its customers.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker‘s omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor‘s account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at NAV, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on his or her tax return (unless the shares are held in an IRA or other tax-deferred account). An investor should consult his or her broker for information on how the broker will handle the conversion process, including whether the broker will impose a fee to process a conversion.

The conversion process works differently for investors who opt to hold ETF Shares through an account at Vanguard Brokerage. Investors who convert their conventional shares to ETF Shares through Vanguard Brokerage will have all conventional shares for which they request conversion converted to the equivalent dollar value of ETF Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.

Here are some important points to keep in mind when converting conventional shares of an ETF Fund to ETF Shares:

  The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when an ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

  During the conversion process, an investor will remain fully invested in the Fund‘s conventional shares, and the investment will increase or decrease in value in tandem with the NAV of those shares.

  The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

  During the conversion process, an investor will be able to liquidate all or part of an investment by instructing Vanguard or the broker (depending on whether the shares are held in the investor’s account or the broker‘s omnibus account) to redeem the conventional shares. After the conversion process is complete, an investor will be able to liquidate all or part of an investment by instructing the broker to sell the ETF Shares.

BOOK ENTRY ONLY SYSTEM

ETF shares issued by the Funds are registered in the name of the DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of transactions among them through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. The DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC) which is owned by certain participants of the DTCC’s subsidiaries, including the DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).

Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants

(with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from, or through, the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.

Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of ETF Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to each ETF Fund, upon request and for a fee, a listing of the ETF Shares of each Fund held by each DTC Participant. The Fund shall obtain from each DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through the DTC Participant. The Fund shall provide each DTC Participant with copies of such notice, statement, or other communication, in form, number, and at such place as the DTC Participant may reasonably request, in order that these communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, subject to applicable statutory and regulatory requirements.

Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall immediately credit the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The ETF Funds have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; or payments made on account of beneficial ownership interests in such ETF Shares; or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Funds shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the Funds make other arrangements with respect thereto satisfactory to the exchange.

PURCHASE AND ISSUANCE OF ETF SHARES IN CREATION UNITS

Except for conversions to ETF Shares from conventional shares, the ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day, of an order in proper form. The ETF Funds do not issue fractional Creation Units.

A Business Day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day (observed); Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in-kind deposit of a designated portfolio of securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a Purchase Balancing Amount and a Transaction Fee (both described in the following paragraphs). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

The Purchase Balancing Amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Purchase Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Purchase Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by an ETF Fund to the purchaser in cash (except as offset by the Transaction Fee).

Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each Business Day a list of the names and the number of shares of each Deposit Security to be included in the next Business Day’s Fund Deposit for each ETF Fund (subject to possible amendment or correction). Each ETF Fund reserves the right to accept a nonconforming Fund Deposit.

The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments and corporate actions, or in response to adjustments to the weighting or composition of the component securities of the relevant target index.

In addition, each ETF Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu”—to be added to the Cash Component to replace any Deposit Security. This might occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, is not eligible for transfer through the applicable clearance and settlement system, or is not eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting. Trading costs incurred by the Fund in connection with the purchase of Deposit Securities with cash-in-lieu amounts will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee to protect existing shareholders from this expense.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the Fund’s determination shall be final and binding.

Procedures For Purchasing Creation Units

An Authorized Participant may place an order to purchase Creation Units from an ETF Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of the NSCC as such processes have been enhanced to effect purchases of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Purchases of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.

To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must submit an order in proper form to the Distributor and such order must be received by the Distributor prior to the closing time of regular trading on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day‘s NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to the DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor‘s phone or e-mail systems were not operating properly).

If you are not an Authorized Participant, you must place your purchase order in an acceptable form with an Authorized Participant. The Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required.

Placement of Purchase Orders Using the Clearing Process

For purchase orders placed through the Clearing Process, the Participant Agreement authorizes the Distributor to transmit through the transfer agent or index receipt agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant‘s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.

An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Fund’s designated agent no later than Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.

Placement of Purchase Orders Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through the DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Fund’s designated agent on the Transmittal Date if (1) such order is received by the Distributor no later than Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed.

If a Fund Deposit is incomplete on the third Business Day after the trade date (the trade date, known as “T,” is the date on which a security trade actually takes place; three Business Days after the trade date is known as “T+3”) because of the failed delivery of one or more of the Deposit Securities, the ETF Fund shall be entitled to cancel the purchase order. Alternatively, the Fund may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.

Rejection of Purchase Orders

Each of the ETF Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, an ETF Fund will reject a purchase order if:

  the order is not in proper form;

  the investor(s), upon obtaining the ETF Shares ordered, would own 80% or more of the total combined voting power and number of shares of all classes of stock issued by the Fund;

  the Deposit Securities delivered are not the same (in name or amount) as the published basket;

  acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund;

  acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

  acceptance of the Fund Deposit would otherwise, at the discretion of the ETF Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

  circumstances outside the control of the ETF Fund, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include natural disasters, public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events.

If the purchase order is rejected, the Distributor shall notify the Authorized Participant that submitted the order. The ETF Funds, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.

Transaction Fee on Purchases of Creation Units

Each ETF Fund imposes a Transaction Fee (payable to the Fund) to compensate the Fund for costs associated with the issuance of Creation Units. For purchases of Creation Units effected through the Clearing Process, the Transaction Fee is a flat fee of $500, regardless of how many Creation Units are purchased. An additional charge may be imposed for purchases of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional charge on the cash-in-lieu portion of its investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the Fund at its sole discretion, but will not be more than the Fund’s good faith estimate of the costs it will incur investing the cash in lieu, which may include, if applicable, market-impact costs. In no event will the total Transaction Fee exceed 2% of the cash-in-lieu amount. The Transaction Fees are subject to revision from time to time.

REDEMPTION OF ETF SHARES IN CREATION UNITS

To be eligible to place a redemption order, you must be an Authorized Participant. Investors that are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to redeem a Creation Unit.

ETF Shares may be redeemed only in Creation Units. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a Business Day in good order will receive the NAV next determined after the request is made.

Unless cash redemptions are available or specified for an ETF Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a Redemption Balancing Amount in cash equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a Transaction Fee. If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor would pay the Redemption Balancing Amount in cash to the ETF Fund rather than receiving such amount from the Fund.

Vanguard, through the NSCC, makes available after the close of each Business Day a list of the names and the number of shares of each Redemption Security to be included in the next Business Day’s redemption basket for each ETF Fund (subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. If an ETF Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.

Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as previously discussed, or if the Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor‘s phone or e-mail systems were not operating properly).

Transaction Fee on Redemptions of Creation Units

Each ETF Fund imposes a Transaction Fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. For redemptions of Creation Units effected through the Clearing Process, the Transaction Fee is a flat fee of $500, regardless of how many Creation Units are redeemed. An additional charge may be imposed for redemptions of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one of more Redemption Securities, the investor will be assessed an additional charge on the cash-in-lieu portion of its redemption. The amount of this charge will be disclosed to investors before they place their orders. The amount will vary as determined by the Fund at its sole discretion, but will not be more than the Fund’s good faith estimate of the costs it will incur by selling portfolio securities to raise the necessary cash, which may include, if applicable, market-impact costs. In no event will the total Transaction Fee exceed 2% of the cash-in-lieu amount.The Transaction Fees are subject to revision from time to time.

Placement of Redemption Orders Using the Clearing Process

An Authorized Participant may place an order to redeem Creation Units of an ETF Fund either (1) through the CNS clearing processes of the NSCC as such processes have been enhanced to effect redemptions of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To redeem through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Redemptions of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.

An order to redeem Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the ETF Fund’s designated agent no later than Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of an ETF Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by a Fund after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which the redemption request is deemed received.

Placement of Redemption Orders Outside the Clearing Process

An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that the redemption instead will be effected through a transfer of ETF Shares directly through the DTC. An order to redeem a Creation Unit of an ETF Fund outside the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Fund‘s designated agent no later than Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed.

If a redemption order in proper form is submitted to the transfer agent by an Authorized Participant prior to Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the ETF Fund on such Transmittal Date.

After the transfer agent has deemed an order for redemption outside the Clearing Process received, the transfer agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the transfer agent.

If on T+3 an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the Fund shall be entitled to cancel the redemption order. Alternatively, the Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney’s fees, and interest) incurred by the Fund as a result of the late delivery or failure to deliver.

Each ETF Fund reserves the right, at its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a Transaction Fee, including a charge for cash redemptions, as previously discussed).

If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, each ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

Suspension of Redemption Rights

The right of redemption may be suspended or the date of payment postponed with respect to an ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

Precautionary Notes

A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.

Because new ETF Shares may be issued on an ongoing basis, a “distribution” of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933 will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A.

A precautionary note to investment companies: For purposes of the Investment Company Act of 1940, Vanguard ETF Shares are issued by registered investment companies, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as permitted by an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended December 31, 2012, appearing in the Funds‘ 2012 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

The Vanguard funds are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of a FTSE Index (the “Index”) (upon which a Vanguard fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Vanguard fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Vanguard or to its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. All rights in the Index vest in FTSE. “FTSE®” is a trademark of LSEG and is used by FTSE under license. The Russell Indexes and Russell® are registered trademarks of Russell Investments and have been licensed for use by The Vanguard Group, Inc. The products are not sponsored, endorsed, sold or promoted by Russell Investments and Russell Investments makes no representation regarding the advisability of investing in the products.S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Vanguard. The S&P Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. The Vanguard Fund(s) is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates makes any representation regarding the advisability of investing in such product(s).

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

CFA® and Chartered Financial Analyst ® are trademarks owned by CFA Institute.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SAI040 042013

PART C

VANGUARD INDEX FUNDS

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed on
April 28, 2009, Post-Effective Amendment No. 114, is hereby incorporated by reference.
(b)	By-Laws, filed on December 13, 2010, Post Effective Amendment No. 123, are herby incorporated by reference.
(c)	Instruments Defining Rights of Securities Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit
(a) above.
(d)	Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Fifth Amended and Restated Funds’ Service
Agreement, refer to Exhibit (h) below.
(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for Brown Brothers Harriman & Co., filed on February 25, 2010, Post-
Effective Amendment No. 115, is hereby incorporated by reference. For JPMorgan Chase
Bank, is filed herewith.
(h)	Other Material Contracts, Form of Authorized Participant Agreement, filed on September 7, 2010,
Post-Effective Amendment No. 120, is hereby incorporated by reference. Fifth Amended and
Restated Funds’ Service Agreement, filed on April 26, 2012, Post-Effective Amendment
No. 129, is hereby incorporated by reference.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, is filed herewith.
(o)	Reserved.
(p)	Code of Ethics for The Vanguard Group, Inc., filed on February 25, 2010, Post-Effective
Amendment No. 115, is hereby incorporated by reference.

Item 29. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by or under common control with any person.

Item 30. Indemnification
The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement
and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every
Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article
VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted for directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Adviser
The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of
Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).
Item 32. Principal Underwriters
(a)	Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 180 mutual funds.
(b)	The principal business address of each named director and officer of Vanguard Marketing
Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.
Name	Positions and Office with Underwriter	Positions and Office with Funds
F. William McNabb III	Director	Chairman and Chief Executive Officer
Michael S. Miller	Director and Managing Director	None
Glenn W. Reed	Director	None
Mortimer J. Buckley	Director and Senior Vice President	None
Martha G. King	Director and Senior Vice President	None
Chris D. McIsaac	Director and Senior Vice President	None
Heidi Stam	Director and Senior Vice President	Secretary
Paul A. Heller	Director and Senior Vice President	None
Pauline C. Scalvino	Chief Compliance Officer	Chief Compliance Officer
Jack Brod	Principal	None
Kathryn Himsworth	Principal	None
Brian Gallary	Principal	None
John C. Heywood	Principal	None
Timothy P. Holmes	Principal	None
Sarah Houston	Principal	None
Colin M. Kelton	Principal	None

Mike Lucci	Principal	None
Brian McCarthy	Principal	None
Jane K. Myer	Principal	None
Tammy Virnig	Principal	None
Salvatore L. Pantalone	Financial and Operations Principal and Treasurer	None
Joseph Colaizzo	Financial and Operations Principal	None
Richard D. Carpenter	Principal	None
Jack T. Wagner	Principal	None
Michael L. Kimmel	Assistant Secretary	None
Caroline Cosby	Secretary	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the Investment Company Act), and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant’s Custodians, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109-3661, and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.

Item 34. Management Services

Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectivenes of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 12th day of April, 2013.

VANGUARD INDEX FUNDS
BY:___________/s/ F. William McNabb III*_________

F. William McNabb III
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/S/ F. WILLIAM MCNABB III*	Chairman and Chief Executive	April 12, 2013
Officer
F. William McNabb III
/S/ EMERSON U. FULLWOOD*	Trustee	April 12, 2013
Emerson U. Fullwood
/S/ RAJIV L. GUPTA*	Trustee	April 12, 2013
RAJIV L. GUPTA
/S/ AMY GUTMANN*	Trustee	April 12, 2013
Amy Gutmann
/S/ JOANN HEFFERNAN HEISEN*	Trustee	April 12, 2013
JoAnn Heffernan Heisen
/S/ F. JOSEPH LOUGHREY*	Trustee	April 12, 2013
F. Joseph Loughrey
/S/ MARK LOUGHRIDGE*	Trustee	April 12, 2013
Mark Loughridge
/S/ SCOTT C. MALPASS*	Trustee	April 12, 2013
Scott C. Malpass
/S/ ANDRÉ F. PEROLD*	Trustee	April 12, 2013
André F. Perold
/S/ ALFRED M. RANKIN, JR.*	Trustee	April 12, 2013
Alfred M. Rankin, Jr.
/S/ PETER F. VOLANAKIS*	Trustee	April 12, 2013
Peter F. Volanakis
/S/ THOMAS J. HIGGINS*	Chief Financial Officer	April 12, 2013
Thomas J. Higgins
*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012, see File Number 2-11444, Incorporated by Reference.

INDEX TO EXHIBITS
Custodian Agreements, JP Morgan Chase Bank.	Ex-99.G
Other Opninions, Consent of Independent Registered Public Accounting Firm	Ex-99.J
Rule 18f-3	Ex-99.N